Exhibit 10.1

Execution Version

Confidential

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED AS [***].

COLLABORATION AND LICENSE AGREEMENT

by and between

IGM BIOSCIENCES, INC.

and

GENZYME CORPORATION

dated as of March 28, 2022

SCHEDULES

Schedules

Schedule 1.22	Approved Third Party Contractors
Schedule 1.150	IGM Investigational Compound Licensed Know-How
Schedule 1.151	IGM Investigational Compound Licensed Materials
Schedule 1.164	IGM Key Platform Know-How
Schedule 1.165	IGM Key Platform Patents
Schedule 1.218	Manufacturing Technology Transfer
Schedule 1.305	Sanofi Key Background IP
Schedule 1.311	Sanofi Investigational Compound Licensed Know-How
Schedule 1.312	Sanofi Investigational Compound Licensed Materials
Schedule 1.313	Sanofi Investigational Compound Licensed Patents
Schedule 3.2.1	Initial Collaboration Targets
Schedule 3.5.2	Research Plans for Initial Collaboration Targets
Schedule 3.7.1	Lead Candidate Data Package
Schedule 3.7.4	[***]
Schedule 4.3.1(b)	[***]
Schedule 6.3.1	Global Manufacturing Plan Elements
Schedule 6.5.1	[***]
Schedule 9.2.2(a)	Milestone Data Packages for Oncology Collaboration Targets
Schedule 9.3.2(a)	Immunology Milestone Data Package Review
Schedule 11.7	Press Release
Schedule 12.2	Exceptions to Representations and Warranties of IGM
Schedule 12.2.1	Ownership
Schedule 12.3	Exceptions to Representations and Warranties of Sanofi
Schedule 15.2	Filings

Exhibits

Exhibit A	Clinical Quality Agreement

COLLABORATION AND LICENSE AGREEMENT

This COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of March 28, 2022 (the “Execution Date”) by and between IGM Biosciences, Inc., a corporation organized and existing under the laws of Delaware (“IGM”) and Genzyme Corporation, a corporation organized under the laws of Massachusetts, with its principal business address at 450 Water St, Cambridge, MA 02141 (“Sanofi”). IGM and Sanofi are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, IGM is a biotechnology company focusing on, among other things, the research and development of monoclonal IgM isotype antibody technology for cancer treatment, immunology and inflammation and other indications;

WHEREAS, Sanofi is a pharmaceutical company with expertise in the research, development, manufacturing and commercialization of pharmaceutical products;

WHEREAS, IGM and Sanofi wish to enter into this collaboration for the joint research, development, and commercialization of certain Licensed Compounds and Licensed Products (both as defined below) Directed To the Initial Collaboration Targets (as defined below); and

WHEREAS, each Party desires to license to the other Party certain technology for the purpose of Research, Development, Manufacture, Commercialization and other Exploitation of the Licensed Compounds and Licensed Products (each as defined below); all on the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms will have the respective meanings set forth below.

1.1 “Accounting Standard” means, with respect to a Party or its Affiliate or Sublicensee, GAAP or IFRS, as such Party, Affiliate or Sublicensee uses for its financial reporting obligations, in each case consistently applied.

1.2 “Acquired Party” is defined in Section 1.47 (Change of Control).

1.3 “Acquiring Party” is defined in Section 2.5.2 (Exceptions for Change of Control).

1.4 “Acquisition Transaction” is defined in Section 2.5.3 (Exception for Acquisition).

1.5 “Action” means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before, or otherwise involving, any Governmental Authority.

1.6 “[***]” means [***] research, Development, or Commercialization efforts by IGM or its Affiliate in a program Directed To a Target for which IGM or its Affiliate [***], to the research, Development or Commercialization of such program, as evidenced by written documentation.

1.7 “Additional Development Activity” is defined in Section 4.5 (Additional Studies).

1.8 “Additional Information” is defined in Section 3.4.2 (Continuing Technology Transfer).

1.9 “Affiliate” means, with respect to a Party, any Person which, directly or indirectly through one (1) or more intermediaries, controls, is controlled by, or is under common control with, such Party for so long as such Person controls, is controlled by, or is under common control with such Party. For purposes of this Section 1.9 (Affiliate) and Section 1.47 (Change of Control) only, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means: (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties); or (b) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager or otherwise.

1.10 “Agreement” is defined in the preamble set forth above.

1.11 “Agreement Payment” means any payment made by a Payor to a Payee under this Agreement.

1.12 “Alliance Manager” is defined in Section 8.1 (Alliance Manager).

1.13 “Allowable Expenses” means, with respect to each Licensed Product Directed To an Oncology Collaboration Target, subject to Section 14.2 (Opt-Out Right), on a [***] and subject to the terms of Section 9.4 (Profit/Loss Share for Oncology Collaboration Targets), the FTE Costs and Out-of-Pocket Costs recorded as an expense in accordance with applicable Accounting Standards, in each case that are incurred by a Party or any of its Affiliates and that are (i) [***] to the Commercialization of such Licensed Product(s) in the Profit/Loss Share Territory, or the Manufacture of such Licensed Product(s) for use in such Commercialization activities, as listed below in [***] for the applicable Licensed Product, as applicable.

a)	Commercialization Costs incurred with respect to the Profit/Loss Share Territory, including [***];

b)	Regulatory Expenses incurred with respect to the Profit/Loss Share Territory (for clarity, [***]);

c)	[***];

d)	Cost-Share Development Costs;

e)	[***];

f)	[***], provided that the foregoing shall not include [***] (i) [***] (ii) [***];

g)	[***] incurred with respect to such Licensed Product Directed To such Oncology Collaboration Target in the Profit/Loss Share Territory; provided that the foregoing shall not include [***]; and

h)	[***] with respect to such Licensed Product Directed To such Oncology Collaboration Target in the Profit/Loss Share Territory [***].

Notwithstanding the foregoing, Allowable Expenses shall exclude: (1) [***]; (2) [***] (i) [***] (provided that, [***]) or (ii) [***]; (3) income tax liabilities of either Party; and (4) [***]

Costs may not be included more than once in Allowable Expenses, even if a particular cost satisfies the definition of more than one cost category in clauses (a) – (h) above. In addition, notwithstanding the definition of “Net Sales” in Section 1.232 (Net Sales) or otherwise in this Agreement, any costs or expenses included in Allowable Expenses shall not be, nor deemed to have been, deducted from the total amount billed or invoiced on sales of a Licensed Product Directed To the relevant Oncology Collaboration Target in the Profit/Loss Share Territory in order to calculate Net Sales, and in no event shall any cost or expense be counted more than once (i.e., if a cost or expense is included in Allowable Expenses then it will not be, or not have been, deducted in the calculation of Net Sales).

With respect to any global costs or expenses described in clauses [***] and [***] above that apply to both the Profit/Loss Share Territory and any other countries or territories within the Territory, such costs or expenses shall be allocated to the Profit/Loss Share Territory consistent with the applicable Accounting Standard and the terms of this Agreement (including Section 9.4.3 (Allocation)).

1.14 “Ancillary Agreement” means the Pharmacovigilance Agreements, the Clinical Manufacturing and Supply Agreements, and the Clinical Quality Agreements.

1.15 “Annual Net Sales” means, on a [***] basis, the total aggregate Net Sales by Sanofi, its Affiliates and its Sublicensees in the applicable Royalty Territory for the applicable Licensed Product in a particular Calendar Year, as calculated in accordance with the Accounting Standard of Sanofi, its Affiliate or Sublicensee, as applicable.

1.16 “Antibody” means (a) [***] or (b) [***].

1.17 “Antitrust Clearance Date” is defined in Section 15.2 (Filings).

1.18 “Antitrust Law” means any Applicable Law that is designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade, including the HSR Act, the Sherman Act, the Clayton Act, and the Federal Trade Commission Act, each as amended.

1.19 “Antitrust Remedy” is defined in Section 15.1 (Efforts).

1.20 “Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations or applications thereof or guidance related thereto) issued by a Governmental Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue.

1.21 “Approved Plans” means the Research Plans, Global Development Plans, Commercialization Strategy, and Global Manufacturing Plans, in each case, as approved in accordance with this Agreement and as applicable to the relevant activities of the Parties under this Agreement.

1.22 “Approved Third Party Contractors” means, with respect to a Party, (a) the Third Party contractors set forth on Schedule 1.22 (Approved Third Party Contractors) as of the Effective Date, as such Schedule may be updated from time to time by the applicable Committee(s), and (b) any Third Party contractor [***].

1.23 “Audited Party” is defined in Section 9.8.2 (Audit Rights).

1.24 “Auditing Party” is defined in Section 9.8.2 (Audit Rights).

1.25 “Auditor” is defined in Section 9.8.2 (Audit Rights).

1.26 “Available Target” means each Target that is not an [***] or an [***] as of the time of such determination in accordance with Section 3.3 (Gatekeeping).

1.27 “Back-up Candidate” is defined in Section 3.7.3 (Back-up Candidate Designation).

1.28 “Background IP” is defined in Section 10.1.1 (Background IP).

1.29 “Balancing Amount” is defined in Section 9.4.2(b) (Reports and Payments in General).

1.30 “Balancing Payment” is defined in Section 9.4.2(b) (Reports and Payments in General).

1.31 “Balancing Report” is defined in Section 9.4.2(b) (Reports and Payments in General).

1.32 “Bankruptcy Event” is defined in Section 14.4.1 (Termination Right).

1.33 “Base Net Sales” is defined in Section 1.272 (Profit/Loss Share Term).

1.34 “[***]” means a [***].

1.35 “Biologic Master File” means a biologics master file or similar regulatory documentation that [***].

1.36 “Biosimilar Competition” means, with respect to a Licensed Product in a country in the Territory, the sale of one (1) or more Biosimilar Product(s), as applicable, with respect to such Licensed Product in such country.

1.37 “Biosimilar Launch Quarter” is defined in Section 1.272 (Profit/Loss Share Term).

1.38 “Biosimilar Product” means, with respect to a Licensed Product in a country or jurisdiction, any product sold by a Third Party that (a)(i) [***]; (ii) [***]; (iii) [***]; or (iv) [***]; and (b) [***] (i) [***] (ii) [***].

1.39 “BLA” means a Biologics License Application filed with the FDA in the United States with respect to a Licensed Product, as defined in 42 U.S.C. § 262(a) and Title 21 of the U.S. Code of Federal Regulations, Section 601.2 et seq., as may be amended from time to time (or any corresponding [***]).

1.40 “[***]” is defined in Section 9.2 (Development & Regulatory Milestones for Oncology Collaboration Targets).

1.41 “Budget [***]” means, on a [***] basis, with respect to any Cost-Share Development Budget or Commercialization Budget, an [***].

1.42 “Business Day” means any day other than: (a) a Saturday or Sunday or any day on which commercial banks in (i) Cambridge, Massachusetts, (ii) Bridgewater, New Jersey, (iii) Paris, France, or (iv) San Francisco, CA, are authorized or required by Applicable Law to remain closed; or (b) December 26 through December 31.

1.43 “Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30 and December 31; provided that the first Calendar Quarter of the Term extends from the Effective Date to the end of the then-current Calendar Quarter, and the last Calendar Quarter extends from the first day of such Calendar Quarter until the effective date of the termination or expiration of this Agreement.

1.44 “Calendar Year” means each period beginning on January 1 and ending on December 31; provided that the first Calendar Year of the Term extends from the Effective Date to December 31 of the then-current Calendar Year, and the last Calendar Year extends from January 1 of such Calendar Year until the effective date of the termination or expiration of this Agreement.

1.45 “Candidate” is defined in Section 3.7.3 (Back-up Candidate Designation).

1.46 “[***]” is defined in [***].

1.47 “Change of Control” means, with respect to a Party (an “Acquired Party”), from and after the Execution Date: (a) a merger or consolidation in which (i) such Party is a constituent party, or (ii) an Affiliate of such Party that directly or indirectly controls (as such term is used in Section 1.9 (Affiliate)) such Party is a constituent party, except in the case of either clause (i) or (ii) any such merger or consolidation involving such Party or such Affiliate in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation, fifty percent (50%) or more by voting power of the capital stock of (A) the surviving or resulting corporation or (B) a parent corporation of such surviving or resulting corporation, whether direct or indirect; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, of all or substantially all of the assets of such Party taken as a whole and whether owned directly or indirectly through controlled Affiliates (except where such sale, lease, transfer, exclusive license or other disposition is to an Affiliate of such Party existing prior to such time); or (c) any “person” or “group”, as such terms are defined in Sections 13(d) and 14(d) of the U.S. Securities Exchange Act of 1934, in a single transaction or series of related transactions, becomes the beneficial owner as defined under the U.S. Securities Exchange Act of 1934, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of fifty percent (50%) or more by voting power of the then-outstanding capital stock or other equity interests of such Party. Notwithstanding the foregoing, the following shall not constitute a Change of Control [***]: a sale of capital stock to underwriters in an underwritten public offering of a Party’s capital stock or other bona fide financing transaction entered into primarily for financing purposes.

1.48 “Clinical Manufacturing and Supply Agreement” is defined in Section 6.6 (Related Agreements).

1.49 “Clinical Quality Agreement” is defined in Section 6.6 (Related Agreements).

1.50 “Clinical Trial” means any clinical investigation of a pharmaceutical or biologic product conducted on human subjects, as that term is defined in FDA regulations at 21 C.F.R. § 312.3, or a similar clinical investigation conducted on human subjects, as defined under Applicable Law outside the United States.

1.51 “Clinical Trial Prioritization” is defined in clause (f) of Section 8.4.2 (JDC Specific Responsibilities).

1.52 “Close Homolog” means, with respect to a reference target-binding sequence, any other target-binding sequence having (a) [***], (b) [***] and (c) [***].

1.53 “Closing Conditions” is defined in Section 12.4 (Closing Conditions).

1.54 “CMO” means any Third Party contract manufacturing organization.

1.55 “Code” is defined in Section 14.4.1 (Termination Right).

1.56 “Collaboration” means the activities of the Parties with respect to the Research, Development, Manufacture and Commercialization of Licensed Compounds or Licensed Products for each of the Collaboration Targets in the Field pursuant to this Agreement and the Ancillary Agreements.

1.57 “Collaboration In-License” is defined in Section 9.6.2 (Collaboration In-Licenses).

1.58 “Collaboration Target” means any Immunology Collaboration Target or Oncology Collaboration Target, individually and collectively. For clarity, [***].

1.59 “Combination Product” means a Licensed Product that (a) consists of a Licensed Compound and one (1) or more other active pharmaceutical or biological ingredients, sold as a fixed dose/unit for a single price, for which no royalty would be due hereunder if such other active pharmaceutical or biological ingredients were sold separately; (b) consists of a Licensed Compound and one (1) or more other active pharmaceutical or biological ingredients, devices, services, or other items of value, for which no royalty would be due hereunder if such other item(s) were sold separately, sold as separate doses/units in a single package, or otherwise co-packaged or combined, sold for a single price (in both cases (a) and (b), such other active pharmaceutical or biological ingredients, device, services, or other items of value, “Other Components”); or (c) is defined as a “combination product” by the FDA pursuant to 21 C.F.R. 3.2(e) or its foreign equivalent.

1.60 “Commercialization” means any and all activities directed to the commercialization of a product, including marketing; detailing; promotion; market research; distributing; order processing; handling returns and recalls; booking sales; customer service; administering and commercially selling such product; importing, exporting and transporting such product for commercial sale; and seeking Pricing Approval of a product (if applicable), whether before or after Regulatory Approval has been obtained, as well all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include: (a) Research, (b) Development, or (c) Manufacturing. When used as a verb, “Commercialize” means to engage in Commercialization.

1.61 “Commercialization Activities” means on a [***] basis, the Commercialization activities conducted by or under the authority of Sanofi in the Territory under this Agreement.

1.62 “Commercialization Budget” is defined in Section 7.5.1 (Commercialization Budget).

1.63 “Commercialization Costs” means, with respect to Licensed Products Directed To an Oncology Collaboration Target, on a [***]basis and subject to Section 14.2 (Opt-Out Right), (a) the FTE Costs, (b) the Out-of-Pocket Costs, and (c) the Supply Costs incurred pursuant to this Agreement or the Clinical Manufacturing and Supply Agreements for the supply of Licensed Products, in all cases ((a) through (c)), (i) incurred by or on behalf of Sanofi or its Affiliates in the Commercialization (for clarity, including Manufacture for purposes of Commercialization) of Licensed Products Directed To Oncology Collaboration Targets [***] and (ii) [***].

1.64 “Commercialization Strategy” is defined in Section 7.2 (Commercialization Strategy).

1.65 “Commercially Reasonable Efforts” means:

(a) [***]; and

(b) [***].

1.66 “Committee” means each of the JSC, any JRC, any JDC, the JCC, the JMC, the JFC, and the JIPC, together with any other committees or working groups established in accordance with Section 8.11 (Other Committees).

1.67 “Competing Party” is defined in Section 2.5.3 (Exception for Acquisition).

1.68 “Competitive Product” means an Antibody product using [***] (other than a Licensed Product) Directed To a Collaboration Target, [***], in each case, to the extent such product: (a) [***] and (b) [***].

1.69 “Completion” means, with respect to a Clinical Trial, receipt of the final Key Results Memo for such Clinical Trial.

1.70 “Confidential Information” means, with respect to a Party, all confidential or proprietary information Controlled by such Party relating to the subject matter of this Agreement or any Ancillary Agreement or such Party’s business and operations, including chemical structures, Research plans, Development plans, Manufacturing plans, Commercialization plans, correspondence, customer lists, Know-How, regulatory filings, strategies, information about chemical or biological materials, or other proprietary information or data, in each case, that are disclosed or made available by or on behalf of such Party to the other Party pursuant to this Agreement, the Prior CDA, any Prior Research Agreement, or any Ancillary Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or whether communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.

1.71 “Contemplated Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements.

1.72 “Continuing Technology Transfer” is defined in Section 3.4.2 (Continuing Technology Transfer).

1.73 “Control,” “Controls” or “Controlled” means, (a) with respect to any particular item of Know-How, Patent or other intellectual property right or Regulatory Material, possession by a Party or its Affiliates of the power and authority (whether arising by sole, joint or other ownership interest, license, sublicense or other authorization, but in any case other than by operation of the licenses granted to a Party in this Agreement or any Ancillary Agreement) to grant to such other Party a license, sublicense, access to, or right to use (as applicable) such Know-How, Patent or other intellectual property or Regulatory Material on the terms set forth in this Agreement; or (b) with respect to a product or component thereof, possession by a Party or its Affiliates of the power and authority (whether arising by sole, joint or other ownership interest, license, sublicense or other authorization, but in any case other than by operation of the licenses granted to a Party in this Agreement or any Ancillary Agreement) to grant to the other Party a license or sublicense on the terms set forth herein under all Patents that Cover and proprietary Know-How that is incorporated or embodied in such product or component; in each case ((a) or (b)), without giving rise to any violation of the term of any written agreement with any Third Party existing at the time such right, license, sublicense, access or release first comes into effect hereunder. Neither Party will be deemed to Control any Patents or Know-How licensed to a Party pursuant to a Potential In-License entered into after the Execution Date or an Existing In-License Agreement unless such Potential In-License or Existing In-License Agreement becomes a Collaboration In-License in accordance with Section 9.6.2 (Collaboration In-Licenses). “Controlling” has a correlative meaning.

1.74 “Cost-Share Development Activities” is defined in Section 4.4.1 (Shared Development Costs).

1.75 “Cost-Share Development Budget” is defined in Section 4.4.2 (Cost-Share Development Budget).

1.76 “Cost-Share Development Costs” means those Development Costs shared by the Parties as Allowable Expenses pursuant to, and to extent set forth in, Section 4.4.1 (Shared Development Costs).

1.77 “Cover”, “Covering” or “Covered” means, with respect to a compound, product, or other composition of matter, or technology, process, method or other Know-How, that, in the absence of ownership of, or a license to, a Patent, the practice or Exploitation of such compound, product, or other composition of matter, or technology, process, method or other Know-How, would infringe such Patent or, in the case of a Patent that has not yet issued, would infringe such Patent if it were to issue.

1.78 “Cure Period” is defined in Section 14.3.1 (Material Breach).

1.79 “Damages” means all losses, costs, claims, damages, judgments, liabilities and expenses (including reasonable attorneys’ fees and other reasonable out-of-pocket costs in connection therewith).

1.80 “Development” means any clinical drug development activities and other development activities with respect to a product, including Clinical Trials (and [***]), [***]; statistical analysis and report writing; the preparation and submission of INDs, BLAs, MAAs, and other Regulatory Materials; medical and regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval. For clarity, “Development” does not include Research, Manufacturing or Commercialization. When used as a verb, “Develop” means to engage in Development.

1.81 “Development Costs” means, on a [***] basis, the FTE Costs and the Out-of-Pocket Costs, incurred by or on behalf of a Party or its Affiliates in the Development of Licensed Compounds and Licensed Products Directed To a particular Collaboration Target [***].

1.82 “Directed To” means, with regard to a particular Collaboration Target or other Target, that the compound or product at issue [***] such Collaboration Target or other Target, as its [***] mechanism of action, and such [***] causes [***] with respect to such Collaboration Target or other Target.

1.83 “Disclosing Party” is defined in Section 11.1 (Nondisclosure).

1.84 “Dispute” is defined in Section 16.6.2 (Dispute Escalation).

1.85 “[***] Costs” means the FTE Costs and Out-of-Pocket Costs [***] to the [***] of such [***] Directed To an Oncology Collaboration Target to a Third Party in the Profit/Loss Share Territory as follows:

[***]

To the extent provided in Section 9.4.2(a) (Standard Costing), [***] Costs may be determined [***], in accordance with the applicable Accounting Standard.

1.86 “Divest” means, with respect to a Competitive Product, the [***] (other than [***]); provided that [***].

1.87 “DOJ” is defined in Section 15.2 (Filings).

1.88 “Dollar” or “$” means U.S. Dollars.

1.89 “Effective Date” is defined in Section 15.2 (Filings).

1.90 “Efficacy Study” means a [***].

1.91 “[***]” is defined in [***].

1.92 “EMA” is defined in Section 1.281 (Regulatory Authority).

1.93 “Enforcing Party” is defined in Section 10.3.2(c) (Right to Enforce).

1.94 “[***] Manufacturing Know-How” is defined in Section 6.5 ( Manufacturing Technology Transfer to Sanofi).

1.95 “EU” means all countries that are officially recognized as member states of the European Union at any particular time; except that, for purposes of this Agreement and any Ancillary Agreement, the EU will be deemed to include France, Germany, Italy, Spain and the United Kingdom, irrespective of whether any such country leaves the European Union during or after the Term, or as of the Effective Date has left the European Union.

1.96 “Excluded Target” means any Target that is an [***] or a [***], as applicable, as of the time of such determination in accordance with Section 3.3 (Gatekeeping).

1.97 “Excluded Target List” is defined in Section 3.3.2(c) (Reserved Targets and Target Availability Request).

1.98 “[***]” means any Target for which IGM or its Affiliate: (a) [***], or (b) [***].

1.99 “Exclusivity Period” means, on a Collaboration Target by Collaboration Target basis, the period from the Effective Date until the earlier of: [***].

1.100 “Execution Date” is defined in the Preamble.

1.101 “Executive Officer” means: (a) with respect to IGM, the Chief Executive Officer of IGM or his/her designee successor with appropriate decision-making authority (as of the Effective Date such individual is Fred Schwarzer); and (b) with respect to Sanofi, the [***] of Sanofi or his/her designee or successor with appropriate decision-making authority (as of the Effective Date such individual is [***]).

1.102 “Existing In-License Agreement” is defined in Section 9.6.1(a) (Potential In-Licenses).

1.103 “Expert Panel” is defined in Section 16.6.3 (Expert Panel).

1.104 “Expert Panel Dispute” is defined in Section 16.6.3 (Expert Panel).

1.105 “Exploit” means make, have made, import, use, sell or offer for sale or otherwise exploit, including to Research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of. “Exploitation” means the act of Exploiting.

1.106 “FCPA” means the United States Foreign Corrupt Practices Act (15 U.S.C. § 78dd-1, et seq.) as amended.

1.107 “FDA” is defined in Section 1.281 (Regulatory Authority).

1.108 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the rules, regulations, guidance, guidelines, and requirements promulgated or issued thereunder.

1.109 “Field” means [***].

1.110 “Filing Party” is defined in Section 10.2.4 (Joint Patents and Product Patents).

1.111 “Fill-Finish” means [***].

1.112 “First BLA/MAA Approval” is defined in Section 4.3.1(b) (Development Responsibility – Of Sanofi).

1.113 “First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, [***]; provided, however, that the following will not constitute a First Commercial Sale: (i) [***]; (ii) [***]; or (iii) [***].

1.114 “First Regulatory Responsibility Transfer Date” is defined in Section 5.1.2 (Transfer of Regulatory Responsibilities).

1.115 “Foreground IGM IP” means any Foreground IGM Know-How or Foreground IGM Patent.

1.116 “Foreground IGM Know-How” means any Know-How within the Foreground IP that (a) is conceived, discovered or otherwise made solely by or on behalf of IGM or any of its Affiliates (and not, for clarity, jointly by or on behalf of IGM or any of its Affiliates, on the one hand, and by and on behalf of Sanofi or any of its Affiliates, on the other hand) and (b) is not [***].

1.117 “Foreground IGM Patent” means any Patent within the Foreground IP that (a) is invented solely by or on behalf of IGM or any of its Affiliates (and not, for clarity, jointly by or on behalf of IGM or any of its Affiliates, on the one hand, and by or on behalf of Sanofi or any of its Affiliates, on the other hand) and (b) [***].

1.118 “Foreground IP” means all Inventions or Know-How conceived, reduced to practice or otherwise created by or on behalf of either Party in the course of conducting activities under this Agreement, any Ancillary Agreements, or the Prior Research Agreements, together with all intellectual property rights therein, including all Patents.

1.119 “Foreground Joint IP” means any Foreground Joint Know-How or Foreground Joint Patent.

1.120 “Foreground Joint Know-How” means any Know-How within the Foreground IP that:

(a) [***]; or

(b) is conceived, discovered or otherwise made by or on behalf of IGM or any of its Affiliates, on the one hand, and by or on behalf of Sanofi or any of its Affiliates, on the other hand.

1.121 “Foreground Joint Patent” means any Patent within the Foreground IP that:

(a) [***]; or

(b) is invented by or on behalf of IGM or any of its Affiliates, on the one hand, and by or on behalf of Sanofi or any of its Affiliates, on the other hand.

1.122 “Foreground Sanofi IP” means any Foreground Sanofi Know-How or Foreground Sanofi Patent.

1.123 “Foreground Sanofi Know-How” means any Know-How within the Foreground IP that (a) is conceived, discovered or otherwise made solely by or on behalf of Sanofi or any of its Affiliates (and not, for clarity, jointly by or on behalf of Sanofi or any of its Affiliates, on the one hand, and by or on behalf of IGM or any of its Affiliates, on the other hand) and (b) [***].

1.124 “Foreground Sanofi Patent” means any Patent within the Foreground IP that (a) is invented solely by or on behalf of Sanofi or any of its Affiliates (and not, for clarity, jointly by or on behalf of Sanofi or any of its Affiliates, on the one hand, and by or on behalf of IGM or any of its Affiliates, on the other hand) and (b) [***].

1.125 “FTC” is defined in Section 15.2 (Filings).

1.126 “FTE” means a full time equivalent person year ([***]) of work as an employee performing applicable activities under this Agreement or an Ancillary Agreements as tracked by a Party using its standard practice and methodologies. Each employee utilized by a Party in connection with its performance under this Agreement may be less than or equal to one FTE based on the hours actually worked by such employee that [***] a Licensed Product under this Agreement or, if applicable, any Ancillary Agreement, as applicable, in accordance with this Agreement or such Ancillary Agreement and shall be treated as an FTE on a [***] basis based upon [***], up to a maximum of [***]. Notwithstanding the foregoing, the time of a single individual will not account for more than [***].

1.127 “FTE Costs” means, with respect to a Party for any period, the applicable FTE Rate multiplied by the applicable number of FTEs of such Party [***] to the applicable activities under this Agreement or any Ancillary Agreements and in accordance with this Agreement or such Ancillary Agreements (including, as applicable, any Approved Plan) during such period.

1.128 “FTE Rate” means, with respect to an FTE, [***].

1.129 “GAAP” means the U.S. generally accepted accounting principles.

1.130 “Gatekeeper” is defined in Section 3.3.1 (Appointment of Gatekeeper).

1.131 “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording and reporting Clinical Trials as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6), to the extent such standards are not less stringent than United States GCP.

1.132 “Global Development Plan” is defined in Section 4.2.1 (Global Development Plans—Generally).

1.133 “Global Manufacturing Plan” is defined in Section 6.3.1 (Global Manufacturing Plan—Generally).

1.134 “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States, to the extent such standards are not less stringent than United States GLP.

1.135 “GMP” means all applicable then-current good manufacturing practice standards relating for fine chemicals, intermediates, bulk products or finished pharmaceutical or biological products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable: (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211; (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Law promulgated by any Governmental Authority having jurisdiction over the Manufacture of the applicable compound or pharmaceutical or biological product, as applicable.

1.136 “Governmental Authority” means any: (a) federal, state, local, municipal, foreign, or other government; (b) governmental or quasi-governmental authority of any nature (including any agency, board, body, branch, bureau, commission, council, department, entity, governmental division, instrumentality, office, officer, official, organization, representative, subdivision, unit, and any court or other tribunal); or (c) multinational governmental organization or body.

1.137 “Grandfathered and Permitted Competitive Products” is defined in Section 2.5.2 (Exceptions for Change of Control).

1.138 “[***] Costs” means the FTE Costs and Out-of-Pocket Costs [***] for the Licensed Products Directed To the applicable Oncology Collaboration Target in the Profit/Loss Share Territory.

1.139 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. § 18a) and the rules and regulations promulgated thereunder.

1.140 “HSR/Antitrust Filing” is defined in Section 15.2 (Filings).

1.141 “IFRS” means the International Financial Reporting Standards.

1.142 “IgG Isotype Antibody” means an Antibody [***].

1.143 “IGM” is defined in the preamble to this Agreement.

1.144 “IGM Background IP” means Background IP Controlled by IGM or any of its Affiliates.

1.145 “IGM Background Know-How” means any Know-How within the IGM Background IP.

1.146 “IGM Background Patent” means any Patent within the IGM Background IP.

1.147 “IGM Development Activities” is defined in Section 4.2.1 (Global Development Plans – Generally).

1.148 “IGM Indemnitee” is defined in Section 13.1.1 (Indemnification by Sanofi).

1.149 “IGM Internal Target” means any Target (other than a Collaboration Target, Substitute Target, or Replaced Collaboration Target) that is subject to [***] and which has been [***].

1.150 “IGM Investigational Compound Licensed Know-How” means any and all Know-How Controlled by IGM or its Affiliates [***] and that (a) [***] or (b) [***]. [***] Schedule 1.150 (IGM Investigational Compound Licensed Know-How).

1.151 “IGM Investigational Compound Licensed Materials” means any assays, biological substances (and any constituents, progeny, mutants, derivatives, or replications thereof or therefrom), chemical compounds, or other tangible materials that are Controlled by IGM or its Affiliates [***] and (a) [***] or (b) [***] on Schedule 1.151 (IGM Investigational Compound Licensed Materials).

1.152 “IGM Investigational Compound Licensed Patents” means all Patents Controlled by IGM or its Affiliates [***] that: (a) [***] (b) [***].

1.153 “IGM Investigational Compound Licensed Technology” means IGM Investigational Compound Licensed Patents, IGM Investigational Compound Licensed Know-How and IGM Investigational Compound Licensed Materials.

1.154 “IgM Isotype Antibody” means an Antibody [***].

1.155 “IGM Licensed Know-How” means any and all Know-How Controlled by IGM or its Affiliates [***] (a) [***] (b) [***].

1.156 “IGM Licensed Materials” means any assays, biological substances (and any constituents, progeny, mutants, derivatives, or replications thereof or therefrom), chemical compounds, or other tangible materials that are Controlled by IGM or its Affiliates [***] (a) [***] or (b) [***].

1.157 “IGM Licensed Patents” means all Patents Controlled by IGM or its Affiliates [***]: (a) [***] (b) [***].

1.158 “IGM Licensed Technology” means IGM Licensed Patents, IGM Licensed Know-How and IGM Licensed Materials.

1.159 “IGM Litigation Costs” means any [***] Out-of-Pocket Costs (including pre-litigation costs and attorneys’ fees) incurred by IGM or any of its Affiliates for litigating or defending an action under Section 10.3 (Enforcement) or Section 10.4 (Defense).

1.160 “IGM Key Platform IP” means all IGM Key Platform Know-How or IGM Key Platform Patents.

1.161 “IGM Manufacturing Costs” means (a) for Manufacturing-related activities conducted by a Third Party on behalf of IGM or any of its Affiliates pursuant to this Agreement or an Ancillary Agreement entered into pursuant to Section 6.4.3 (Related Agreements) below: [***]; or (b) [***].

1.162 “IGM Platform” means any [***].

1.163 “IGM Platform IP” means all IGM Platform Patents and IGM Platform Know-How.

1.164 “IGM Platform Know-How” means any IGM Background Know-How or Foreground IGM Know-How that [***]. [***] IGM Platform Know-How (“IGM Key Platform Know-How”) [***].

1.165 “IGM Platform Patent” means any IGM Background Patent or Foreground IGM Patent that [***]. [***] (“IGM Key Platform Patents”) [***].

1.166 “IGM Reserved Target” is defined in Section 3.3.2(a) (Reserved Targets and Target Availability Requests).

1.167 “IGM Reserved Target List” is defined in Section 3.3.2(a) (Reserved Targets and Target Availability Requests).

1.168 “IGM Safety Review Committee” means IGM’s safety review committee, [***], or such equivalent IGM committee that may be in effect following the Execution Date.

1.169 “IGM Sequences” means (a) [***] (b) [***].

1.170 “IGM-Declared Target Failure” is defined in Section 3.2.2 (Target Failure).

1.171 “Immunology Collaboration Target” means any Initial Collaboration Target designated as an Immunology Collaboration Target on Schedule 3.2.1 (Initial Collaboration Targets) or Substitute Target for such an Initial Collaboration Target selected in accordance with Section 3.2.3 (Collaboration Target Substitution Right).

1.172 “Immunology Indications” means Indications in the field of [***].

1.173 “Immunology Target Construct” means each and any of the following: (a) [***] and (b) [***]. For clarity, [***].

1.174 “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND will include, to the extent applicable, any foreign counterpart of the foregoing filed with a Regulatory Authority outside the U.S. for the investigation of a product in any other country or group of countries (such as a Clinical Trial Application in the EU) in conformance with the requirements of such Regulatory Authority.

1.175 “IND Acceptance” means the earlier of (a) the day following the last day on which FDA may object to an IND submission for a Licensed Compound or Licensed Product filed by either Party with FDA, provided that [***], and (b) the day on which FDA notifies such Party that it may proceed with clinical trials in the United States pursuant to such IND. For example, if FDA does [***], then IND Acceptance would occur [***]. For clarity, if [***].

1.176 “Indemnification Claim Notice” is defined in Section 13.2.1 (Notice).

1.177 “Indemnitee” is defined in Section 13.2.1 (Notice).

1.178 “Indemnitor” is defined in Section 13.2.1 (Notice).

1.179 “Indication” means [***]; provided, that, [***].

1.180 “Infringement” is defined in Section 10.3.1 (Notification).

1.181 “Initial Collaboration Target” is defined in Section 3.2.1 (Initial Collaboration Targets).

1.182 “Initial Technology Transfer” is defined in Section 3.4.1 (Initial Technology Transfer).

1.183 “Initiation” means, with respect to any Clinical Trial, dosing of the [***] human subject in such Clinical Trial.

1.184 “Invention” means any process, method, composition of matter, article of manufacture, discovery or finding that is conceived or reduced to practice.

1.185 “Investigational Compound” is defined in Section 3.5.1 (Research Plans – Generally).

1.186 “Investigational Target-Binding Sequence” is defined in Section 3.5.1 (Research Plans – Generally).

1.187 “IP Dispute” means (a) [***], (b) [***], (c) [***], and (d) [***].

1.188 “JCC” is defined in Section 8.5.1 (JCC Membership).

1.189 “JDC” is defined in Section 8.4.1 (JDC Membership).

1.190 “JFC” is defined in Section 8.7.1 (JFC Membership).

1.191 “JMC” is defined in Section 8.6.1 (JMC Membership).

1.192 “Joint IP” means all Patents and Know-How that are jointly owned by the Parties on an equal and undivided basis pursuant to Section 10.1.2 (Foreground IP).

1.193 “Joint Patents” means the Patents within the Joint IP.

1.194 “JRC” is defined in Section 8.3.1 (JRC Membership).

1.195 “JSC” is defined in Section 8.2.1 (JSC Membership).

1.196 “Key Results Memo” means a high level summary of results of a Clinical Trial (containing [***]), which is prepared ([***]) to help guide decision making regarding potential future Clinical Trials or applications for Regulatory Approval.

1.197 “Know-How” means algorithms, data, information, Inventions, improvements, knowledge, methods (including methods of use or administration or dosing), practices, results, software, techniques, technology and trade secrets, including analytical and quality control data, analytical methods (including applicable reference standards), assays, preclinical models, biomarkers, batch records, chemical structures and formulations, crystallization methods, X-ray diffraction data and analyses, compositions of matter, formulae, synthesis route, manufacturing data, in-vitro and in-vivo pharmacological, toxicological and clinical test data and results, processes, reports, research data, research tools, sequences, standard operating procedures and techniques, in each case, whether patentable or not.

1.198 “Knowledge” means, with respect to a Party, the [***] knowledge [***] of such Party’s [***].

1.199 “Lead Candidate” is defined in Section 3.7.2 (Lead Candidate Designation).

1.200 “Lead Candidate Data Package” is defined in Section 3.7.1 (Lead Candidate Data Package).

1.201 “Lead Candidate Data Package Acceptance Date” means, with respect to a Lead Candidate Data Package, (a) [***], then [***] and (b) if Sanofi timely notifies IGM in writing of any [***], the earlier to occur of, (i) [***] (ii) [***].

1.202 “Lead Candidate Data Package Update Notice” is defined in Section 3.7.1 (Lead Candidate Data Package).

1.203 “Lead Candidate Selection Deadline” is defined in Section 3.2.2 (Target Failure).

1.204 “[***] for Oncology Targets” is defined in [***].

1.205 “Legal Dispute” means any Dispute related to the validity, breach, enforcement, termination or interpretation of this Agreement, including any Dispute as to whether a Party has made all payments as and to the extent required under this Agreement.

1.206 “Licensed Compound” means

(a) [***]; or

(b) [***];

in each case ((a) or (b)), (i) in the case of a Licensed Compound Directed To an Oncology Collaboration Target, [***], (ii) in the case of a Licensed Compound Directed to an Immunology Collaboration Target but not any Secondary Target, [***], or (iii) in the case of a Licensed Compound Directed to an Immunology Collaboration Target and a [***], [***]. In addition, “Licensed Compounds” shall include the [***]).

For clarity, [***].

1.207 “Licensed Product” means a pharmaceutical preparation in any form or formulation containing a Licensed Compound, in each case, alone or in combination with one or more additional active ingredients, together with all forms, presentations, strengths, doses and formulations of such identified pharmaceutical preparation. In addition, “Licensed Products” shall include [***].

1.208 “Licensed Product Mark” is defined in Section 10.6 (Names and Trademarks in the Territory).

1.209 “Licensed Product Transition Agreement” is defined in Section 14.10.3(h) (Licensed Product Transition Agreement).

1.210 “MAA” means a marketing authorization application or similar application, as applicable, and all amendments and supplements thereto, submitted to the EMA or any equivalent filing in a country or regulatory jurisdiction other than the EU (for clarity, including country-specific filings in EU member countries) or the United States with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or biological product, in a country or in a group of countries.

1.211 “[***]” is defined in [***].

1.212 “[***] Company” means (a) [***], or (b) [***].

1.213 “Manufacture” means all activities related to the manufacturing of a product or any component or ingredient thereof, or delivery mechanism thereof, including the production, manufacture, having manufactured, processing, filling, finishing, packaging, labeling, shipping and holding of product or any intermediate thereof, including formulation and process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. When used as a verb, “Manufacturing” means to engage in Manufacture.

1.214 “Manufacturing Costs” means IGM Manufacturing Costs or Sanofi Manufacturing Costs, as applicable.

1.215 “Manufacturing Operational Matters” is defined in Section 8.10.5(a) (JMC Decisions).

1.216 “Manufacturing Process” is defined in Section 1.218 (Manufacturing Technology Transfer).

1.217 “[***]” is defined [***].

1.218 “Manufacturing Technology Transfer” means, with respect to a Licensed Product, a complete transfer [***] (the “Manufacturing Process”), [***], in each case, as described in greater detail on Schedule 1.218 (Manufacturing Technology Transfer) (such transfer and implementation, the “Manufacturing Technology Transfer”). Manufacturing Technology Transfer shall include the transfer of (or making available) [***] with respect to the applicable Licensed Compound and Licensed Product to Sanofi, or its designated Affiliate or Third Party CMO, as the case may be.

1.219 “Material Adverse Event” means any event, change, occurrence, circumstance, condition, state of facts, development or effect that has had or is reasonably likely to have, individually or in the aggregate, a material adverse effect on [***], or [***], or [***]; provided however, that, none of the following ([***]), shall be deemed to be a Material Adverse Effect, and none of the following ([***]), shall be taken into account: (i) [***], (ii) [***], (iii) [***], (iv) [***], or (v) [***].

1.220 “Material Safety Event” means an event occurring after the Effective Date that is caused by a Licensed Product, or based on [***], and results in [***], or other Serious Adverse Events, in each case, that is pertinent to a Licensed Product and (a) [***] (b) [***], or (c) [***].

1.221 “Medical Affairs Activities” means the coordination of medical, clinical and scientific activities in support of Development or Commercialization of the applicable Licensed Product, including medical information, publications, health and economic outcomes research and associated reviews/analyses/studies relating to value and access issues, investigator sponsored research, patient registry, advisory boards, field-based medical scientific liaisons and submissions costs with respect to such Licensed Product, and provision of medical information services with respect to such Licensed Product. For clarity, Medical Affairs Activities do not include sales, marketing, promotional or detailing activities.

1.222 “[***]” means, [***].

1.223 “Milestone Data Package” is defined in Section 9.2.2(a) (Milestone Data Package Review).

1.224 “Milestone Data Package Acceptance Date” is defined in Section 9.2.2(a) (Milestone Data Package Review).

1.225 “Milestone Data Package Event” means each applicable event as set forth in the table in Section 9.2 (Development & Regulatory Milestones).

1.226 “[***]” is defined in Section 9.2.2(c) (Milestone Data Package Decisions).

1.227 “Milestone Event” is defined in Sections 9.2 (Development & Regulatory Milestones for Oncology Collaboration Targets) and 9.3 (Milestones for Immunology Collaboration Targets).

1.228 “Milestone Payment” is defined in Sections 9.2 (Development & Regulatory Milestones) and 9.3 (Milestones for Immunology Collaboration Targets).

1.229 “Modality” means, with respect to a Target and a given Candidate or other Antibody, that such Candidate or other Antibody, as applicable, is Directed To such Target, [***] (a) [***] (b) [***] in each case ((a) or (b)), [***].

1.230 “Net Profits” and, with correlative meaning, “Net Losses”, means, with respect to each Licensed Product Directed To an Oncology Collaboration Target, on a [***] basis, the [***] for such Licensed Product in the Profit/Loss Share Territory less Allowable Expenses of such Licensed Product (in each case, to the extent not already deducted from Net Sales). Any positive amount resulting from such calculation shall be a Net Profit and any negative amount resulting from such calculation shall be a Net Loss.

1.231 “[***]” means, with respect to Licensed Products Directed To an Oncology Collaboration Target in any particular period and subject to the Opt-Out: (a) [***], plus (b) [***].

1.232 “Net Sales” means, with respect to a Licensed Product for any period, the gross amount billed or invoiced by Sanofi or any of its Affiliates or its or their Sublicensees for the sale of a Licensed Product to a Third Party in the Territory commencing with the First Commercial Sale of such Licensed Product less the following deductions determined in accordance with Accounting Standards from such gross amounts in calculating the “gross to net” revenue adjustment, and which are [***] such Licensed Product:

a)	[***];

b)	[***];

c)	[***];

d)	[***];

e)	[***];

f)	[***];

g)	[***]; and

h)	[***];

i)	[***]; and

j)	[***].

Any of the deductions listed above that involves a payment by Sanofi, its Affiliates or its or their Sublicensees shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity. For purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when [***].

Net Sales shall not include the following:

(a) [***]; or

(b) [***].

In the event that a Licensed Product is sold in any country in the form of a Combination Product, Net Sales of such Combination Product shall be adjusted by multiplying [***] Net Sales of such Combination Product in such country calculated pursuant to the foregoing definition of “Net Sales” by the fraction A/(A+B), where A is the average net invoice price in such country of any Licensed Product that contains the same Licensed Compound(s) as such Combination Product as its sole active ingredient(s), if sold separately in such country, and B is the average net invoice prices in such country of, as applicable, each product that contains Other Component(s) as its sole active ingredient(s) if sold separately in such country; provided that [***]. If either such Licensed Product that contains the Licensed Compound(s) as its sole active ingredient or any such product that contains Other Component(s) is not sold separately (including in the case of the sale of a combination therapy that contains the Licensed Compound but it is not sold separately) in the applicable country, then the adjustment to Net Sales shall be determined [***].

In the case of [***]; provided that any such [***] shall be done in accordance with Applicable Law, including [***].

Subject to the above, Net Sales shall be calculated in accordance with the [***], which must be in accordance with applicable Accounting Standards.

1.233 “Non-Approval Studies” means any surveys, registries and Clinical Trials not intended to gain Regulatory Approval or any additional labeled Indications, excluding any open label extension studies of a Licensed Compound or Licensed Product.

1.234 “Non-Enforcing Party” is defined in Section 10.3.2(c) (Right to Enforce).

1.235 “Notice of Dispute” is defined in Section 16.6.2 (Dispute Escalation).

1.236 “Oncology Collaboration Target” means any Initial Collaboration Target designated as an Oncology Collaboration Target on Schedule 3.2.1 (Initial Collaboration Targets) or Substitute Target for such an Initial Collaboration Target selected in accordance with Section 3.2.3 (Collaboration Target Substitution Right).

1.237 “Oncology Indications” means Indications in the field of [***].

1.238 “Opt-Out” is defined in Section 14.2.1 (Opt-Out Exercise).

1.239 “Opt-Out Effective Date” is defined in Section 14.2.1 (Opt-Out Exercise).

1.240 “[***]” is defined in [***].

1.241 “[***]” is defined in [***].

1.242 “Opt-Out Notice” is defined in Section 14.2.1 (Opt-Out Exercise).

1.243 “Opt-Out Notice Period” is defined in Section 14.2.1 (Opt-Out Exercise).

1.244 “Other Components” is defined in Section 1.59 (Combination Product).

1.245 “[***]” means, with respect to Licensed Products Directed To an Oncology Collaboration Target and subject to Section 14.2 (Opt-Out), any [***]. For clarity, [***].

1.246 “Out-of-Pocket Costs” means, with respect to a Party, costs and expenses [***] paid by such Party or its Affiliates to Third Parties (or [***]), other than employees of such Party or its Affiliates (but, for clarity, including contractors of such Party or its Affiliates). Notwithstanding the foregoing, Out-of-Pocket Costs shall not include except as otherwise expressly provided herein: [***].

1.247 “Outside Date” means that date that is [***] after the date upon which an HSR/Antitrust Filing has been submitted by each Party to a Governmental Authority in relation to this Agreement.

1.248 “Party” is defined in the preamble to this Agreement.

1.249 “Patent” means: (a) any patent or patent application in any country or supranational jurisdiction worldwide, including any provisional patent application; (b) any application claiming priority to any such patent or patent application or any substitution, divisional, continuation, continuation-in-part, reissue, renewal, registration, confirmation or the like of any such patent or patent application; (c) any and all issued patents and certifications of invention that have issued or in the future issue from the foregoing applications described in clauses (a) and/or (b); or (d) any extension or restoration by any existing or future extension or restoration mechanism, including revalidation, reissue, re-examination or extension, including any supplementary protection certificate of any of the foregoing.

1.250 “[***]” means, [***].

1.251 “Patient Safety Dispute” is defined in Section 8.4.2(f) (JDC Specific Responsibilities).

1.252 “Payee” means a Party receiving a payment under this Agreement.

1.253 “Payor” means a Party owing or making a payment under this Agreement.

1.254 “Permitted Overrun” means, on a [***] basis, with respect to any Cost-Share Development Budget or Commercialization Budget, an [***].

1.255 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, Governmental Authority or any other entity not specifically listed herein.

1.256 “Pharmacovigilance Agreement” is defined in Section 5.5 (Adverse Events Reporting).

1.257 “Phase 1 Clinical Trial” means a Clinical Trial of a Licensed Product that generally provides for the first introduction into humans of such Licensed Product, with the primary purpose of preliminarily determining safety, pharmacokinetic properties, and the maximum tolerated dosage, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, excluding [***]. For clarity, Phase 1 Clinical Trial includes any Clinical Trial designated as “Phase 1a Clinical Trial” or “Phase 1b Clinical Trial.”

1.258 “Phase 1 Clinical Trial Failure” means, with respect to a Licensed Product Directed To an Oncology Collaboration Target, that [***] has reasonably determined that the data from the first Phase 1 Clinical Trial for such Licensed Product indicates that such Licensed Product has [***].

1.259 “[***]” is defined in Section 9.2 (Development & Regulatory Milestones for Oncology Collaboration Targets).

1.260 “Phase 2 Clinical Trial” means a Clinical Trial of a Licensed Product conducted on [***]subjects for evaluating (and the principal purpose of which is to evaluate) the effectiveness of a pharmaceutical product for its particular intended use and obtaining (and to obtain) information about side effects and other risks associated with the drug, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, to permit the design of further clinical trials of such Licensed Product, excluding [***].

1.261 “Phase 3 Clinical Trial” means a Clinical Trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product and conducted on [***] subjects in an indicated patient population that is designed to ascertain such Licensed Compound is efficacious and safe for its intended use and to assess the overall risk-benefit relationship of the Licensed Product for its intended use and to determine warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, [***], excluding [***].

1.262 “Pivotal Trial” means a controlled Clinical Trial that is prospectively designed to demonstrate statistically that a product is safe and effective for use in a particular [***] to evaluate the overall benefit-risk relationship of the product and to provide an adequate basis for physician labeling, [***]. For clarity, a Pivotal Trial (a) shall always include [***], and (b) shall only include [***] or [***] if all conditions of this definition are met.

1.263 “Potential In-License” is defined in Section 9.6.1(a) (Potential In-Licenses).

1.264 “Preexisting Affiliate” means, with respect to a Party that is subject to a Change of Control, any Affiliate of such Party following such Change of Control that was an Affiliate of such Party immediately prior to the closing of such Change of Control.

1.265 “Pricing Approval” means the later of: (a) the approval, agreement, determination, or governmental decision establishing a price for the applicable Licensed Product that can be legally charged to consumers, if required in a given jurisdiction or country for the sale of such Licensed Product in such jurisdiction or country; and (b) the approval, agreement, determination, or governmental decision establishing the level of reimbursement for such Licensed Product that will be reimbursed by Governmental Authorities, if [***] in a given jurisdiction or country for the Commercialization of such Licensed Product in such jurisdiction or country.

1.266 “Prior CDA” means that certain Confidentiality Agreement executed between the Parties dated September 9, 2019.

1.267 “Prior Research Agreements” means that certain: [***] between the Parties dated July 9, 2020.

1.268 “Product IP” means all Product Know-How and Product Patents.

1.269 “Product Know-How” means any Know-How [***].

1.270 “Product Patent” means any Patent that Covers the [***].

1.271 “Profit/Loss Share” is defined in Section 9.4.1 (Sharing of Net Profits and Net Losses).

1.272 “Profit/Loss Share Term” means, with respect to the Profit/Loss Share Territory and a particular Oncology Collaboration Target, on a Licensed Product-by-Licensed Product Directed To such Oncology Collaboration Target and country-by-country basis, the period of time that commences upon [***] and continues [***] on a Licensed Product-by-Licensed Product and country-by-country basis in [***] Calendar Quarters following the first Calendar Quarter [***], the Net Sales of such Licensed Product in such country in any such Calendar Quarter [***] with respect to such [***] Calendar Quarter [***] provided, further, that if, [***] of the first [***] Calendar Quarter period in which such [***].

1.273 “Profit/Loss Share Territory” means the United States, France, Germany, Japan, Italy, Spain and the United Kingdom.

1.274 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues and appeals with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, derivations, re-examinations, post-grant proceedings and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom, and actions to obtain patent term extensions and supplementary protection certificates with respect to such Patent and the like. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent.

1.275 “Public Official or Entity” means (a) any officer, employee (including physician, hospital administrator, or other healthcare professional), agent, representative, department, agency, de facto official, representative, corporate entity, instrumentality or subdivision of any government, military or public international organization, including any ministry or department of health or any state-owned or affiliated company or hospital, (b) any candidate for political office, any political party or any official of any political party, or (c) any other person acting in an official capacity for or on behalf of any of the foregoing.

1.276 “Publication” is defined in Section 11.8 (Publications).

1.277 “Publishing Party” is defined in Section 11.8 (Publications).

1.278 “R&D Operational Matters” is defined in Section 8.10.3(a) (JRC and JDC Decisions).

1.279 “Receiving Party” is defined in Section 11.1 (Nondisclosure).

1.280 “Regulatory Approval” means, with respect to a country or jurisdiction, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority [***] to commercially distribute, sell or market a Licensed Product or other applicable pharmaceutical or biological product in such country or jurisdiction, including, where applicable, (a) [***] (b) [***].

1.281 “Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or biological product in such country or region.

1.282 “Regulatory Exclusivity” means, with respect to a Licensed Product, any [***], granted, conferred or afforded by any Regulatory Authority or otherwise under Applicable Law with respect to such Licensed Product, which either [***] or [***], as applicable, such as [***].

1.283 “Regulatory Expenses” means those FTE Costs and Out-of-Pocket Costs (including [***] fees paid to Regulatory Authorities) [***] preparation of regulatory submissions for, and the obtaining and maintenance of Regulatory Approvals for, any Licensed Product, including [***].

1.284 “Regulatory Lead” means, on a [***] basis and Regulatory Material-by-Regulatory Material basis, the Party having responsibility hereunder with respect to submission of, and communications with Regulatory Authorities regarding, such Regulatory Material. For clarity, [***].

1.285 “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of BLAs, MAAs, supplements and amendments, pre- and post-approvals, Pricing Approvals and labeling approvals), Regulatory Approvals and other submissions made to or with any Regulatory Authority, for research, Development (including the conduct of Clinical Trials), or Commercialization of a pharmaceutical or biological product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each BLA, MAA, IND and foreign equivalents of any of the foregoing; but excluding any and all Biologic Master Files relating to the Manufacture a Licensed Compound, Investigational Compound or Licensed Product.

1.286 “Remedial Action” is defined in Section 5.7 (Remediation Actions).

1.287 “Replaced Collaboration Target” is defined in Section 3.2.3 (Collaboration Target Substitution Right).

1.288 “Research” means any pre-clinical research activities (including [***]) with respect to a Collaboration Target, Replaced Collaboration Target, Substitute Target, Licensed Compound, or Licensed Product. When used as a verb, “Research” means to engage in Research.

1.289 “Research Plan” is defined in Section 3.5.1 (Research Plans—Generally).

1.290 “Research Term” means, on a Collaboration Target-by-Collaboration Target basis, the period commencing upon (a) [***] or (b) [***] (i) [***] (ii) [***] (iii) [***]. For clarity, the Research Term may be extended upon mutual agreement of the Parties.

1.291 “Residual Knowledge” means intangible Know-How or Confidential Information [***].

1.292 “Reversion License” is defined in Section 14.10.3(c) (Termination by Sanofi at Will or by IGM for Material Breach, [***], Bankruptcy or [***]).

1.293 “Reviewing Party” is defined in Section 11.8 (Publications).

1.294 “Right of Reference” means the right granted by a Party to allow a Regulatory Authority or the other Party to rely upon the clinical data and other information from Clinical Trials or other Development or Manufacturing activities that are in the possession of such first Party for the purpose of seeking, obtaining or maintaining Regulatory Approval, including the ability to allow such Regulatory Authority to review the underlying raw data as part of an investigation by such Regulatory Authority, if necessary.

1.295 “Royalties” is defined in Section 9.5 (Royalty Rates).

1.296 “Royalty Rates” is defined in Section 9.5 (Royalty Rates).

1.297 “[***]” is defined in Section 14.2.2(b) (Effect of Opt-Out Notice).

1.298 “Royalty Report” is defined in Section 9.5.5 (Royalty Payments and Reporting).

1.299 “Royalty Term” means, with respect to the applicable Royalty Territory, on a Licensed Product-by Licensed Product and country-by-country basis, the period of time that commences upon the First Commercial Sale of a Licensed Product in such country and ends on the later of (a) the date [***] Licensed Product in such country is no longer Covered by a Valid Claim in such country, (b) expiration of Regulatory Exclusivity for such Licensed Product in such country or (c) [***] years following [***]; provided that, on a Licensed Product-by-Licensed Product and country-by-country basis, if, [***] Calendar Quarters following the [***], the Net Sales of such Licensed Product in such country [***] with respect to the [***] Calendar Quarter [***] provided, further, that if, all [***] Calendar Quarter period in which such Licensed Product [***].

1.300 “Royalty Territory” means [***].

1.301 “Safety Review Period” is defined in Section 14.5 (Termination for Material Safety Event).

1.302 “[***] Costs” means those FTE Costs and Out-of-Pocket Costs, including costs for independent contractors, [***] the [***] of a Licensed Product Directed To an Oncology Collaboration Target in the Profit/Loss Share Territory by or on behalf of either Party hereunder, or under the other Ancillary Agreements or the Agreement. [***] Costs include any amounts paid by either Party to Third Parties that are [***] the Commercialization of a Licensed Product Directed To an Oncology Collaboration Target by such Third Party ([***]). Subject to the foregoing, [***] Costs include FTE Costs and Out-of-Pocket Costs incurred in connection with the following activities and [***] such Licensed Product Directed To an Oncology Collaboration Target in the Profit/Loss Share Territory, for clarity, [***]:

a)	[***];

b)	[***];

c)	[***];

d)	[***];

e)	[***];

f)	[***];

g)	[***];

h)	[***];

i)	[***];

j)	[***];

k)	[***];

l)	[***];

m)	[***];

n)	[***];

o)	[***]; and

p)	[***].

1.303 “Same Mechanism of Action” means, with respect to a given Antibody product, on the one hand, and a Candidate, on the other hand, (a) [***] (b) [***].

1.304 “Sanofi” is defined in the preamble to this Agreement.

1.305 “Sanofi Background IP” means Background IP Controlled by Sanofi or any of its Affiliates. Sanofi Background IP existing as of the Effective Date and [***]. [***] (“Sanofi Key Background IP”) [***].

1.306 “Sanofi Desired Targets” is defined in Section 3.3.2(b) (Target Availability Requests).

1.307 “Sanofi Development Activities” is defined in Section 4.2.1 (Global Development Plans – Generally).

1.308 “Sanofi [***] ” is defined in [***].

1.309 “Sanofi Documentation” is defined in Section 3.8 (Sanofi Provided Materials).

1.310 “Sanofi Indemnitee” is defined in Section 13.1.2 (Indemnification by IGM).

1.311 “Sanofi Investigational Compound Licensed Know-How” means any and all Know-How Controlled by Sanofi or its Affiliates [***]. All material Sanofi Investigational Compound Licensed Know-How existing as of the Execution Date is set forth on Schedule 1.311 (Sanofi Investigational Compound Licensed Know-How).

1.312 “Sanofi Investigational Compound Licensed Materials” means any assays, biological substances (and any constituents, progeny, mutants, derivatives, or replications thereof or therefrom), chemical compounds, or other tangible materials that are Controlled by Sanofi or its Affiliates [***]. All material Sanofi Investigational Compound Licensed Materials existing as of the Execution Date are set forth on Schedule 1.312 (Sanofi Investigational Compound Licensed Materials).

1.313 “Sanofi Investigational Compound Licensed Patents” means all Patents Controlled by Sanofi or its Affiliates [***]. All material Sanofi Investigational Compound Licensed Patents existing as of the Execution Date are set forth in Schedule 1.313 (Sanofi Investigational Compound Licensed Patents).

1.314 “Sanofi Investigational Compound Licensed Technology” means Sanofi Investigational Compound Licensed Patents, Sanofi Investigational Compound Licensed Know-How and Sanofi Investigational Compound Licensed Materials.

1.315 “Sanofi Licensed Know-How” means any and all Know-How Controlled by Sanofi or its Affiliates [***].

1.316 “Sanofi Licensed Materials” means any assays, biological substances (and any constituents, progeny, mutants, derivatives, or replications thereof or therefrom), chemical compounds, or other tangible materials that are Controlled by Sanofi or its Affiliates [***].

1.317 “Sanofi Licensed Patents” means all Patents Controlled by Sanofi or its Affiliates [***].

1.318 “Sanofi Licensed Technology” means Sanofi Licensed Patents, Sanofi Licensed Know-How and Sanofi Licensed Materials.

1.319 “Sanofi Litigation Costs” means any [***] Out-of-Pocket Costs (including pre-litigation costs and attorneys’ fees) incurred by Sanofi or any of its Affiliates of litigating or defending an action under Section 10.3 (Enforcement) or Section 10.4 (Defense).

1.320 “Sanofi Manufacturing Costs” means, with respect to a Licensed Product or Licensed Compound that is Manufactured by or on behalf of Sanofi or any of its Affiliates, the costs [***] (a) [***], or (b) [***], determined as follows and in accordance with the applicable Accounting Standards:

(i) In the case of clause (a) above, Sanofi Manufacturing Costs means (1) [***], (2) any amounts other than those described in clause (1) [***]; and (3) [***];

(ii) In the case of clause (b) above, Sanofi Manufacturing Costs means: (1) [***]; (2) [***].

(iii) [***]

(iv) For clarity, in the case of Sanofi, the portion of [***].

1.321 “Sanofi Provided Materials” means any materials or Know-How (including Sanofi Sequences), in each case developed outside of this Agreement and Controlled by Sanofi or its Affiliates provided by Sanofi in accordance with Section 3.8 (Sanofi Provided Materials) for use in Research activities under a Research Plan.

1.322 “Sanofi Safety Review Committee” means Sanofi’s [***] , or such equivalent Sanofi committee that may be in effect following the Execution Date.

1.323 “Sanofi Sequences” means (a) [***] (b) [***].

1.324 “Sanofi-Declared Target Failure” is defined in Section 3.2.2 (Target Failure).

1.325 “Secondary Target” means, with respect to an Immunology Collaboration Target, any secondary Target agreed by the Parties and specified as such in the Research Plan for such Immunology Collaboration Target, which and in any event shall not exceed (a) [***] unless otherwise mutually agreed in writing by the Parties.

1.326 “Securities Regulator” is defined in Section 11.3.1(a) (Disclosure).

1.327 “Segregate” is defined in Section 2.5.3 (Exception for Acquisition).

1.328 “Serious Adverse Event” means an adverse drug experience or circumstance that results in any of the following outcomes (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], (f) [***], or (g) [***].

1.329 “[***]” is defined in [***].

1.330 “[***]” is defined in [***].

1.331 “[***]” is defined in [***].

1.332 “[***] Indication” means, (a) with respect to each Oncology Collaboration Target, an Indication with [***] and (b) with respect to each Immunology Collaboration Target, an Indication [***]. Notwithstanding the foregoing or Section 1.179 (Indication), for purposes of determining whether the Indication with respect to which a Milestone Event has been achieved is a [***] Indication, the [***].

1.333 “Standard Cost” is defined in Section 9.4.2(a) (Standard Costing).

1.334 “Step-In Activities” is defined in Section 14.9 (Remedy in Lieu of Termination).

1.335 “Step-In Trigger” is defined in Section 14.9 (Remedy in Lieu of Termination).

1.336 “Subcommittee” means any subcommittee formed by the JSC in accordance with Section 8.2.2(i) (JSC Specific Responsibilities).

1.337 “Sublicense” means a license, sublicense, covenant not to sue or other grant of rights by a Party to a Third Party under the rights it receives from the other Party under Section 2.1 (License Grants to Sanofi) or Section 2.2 (License Grant to IGM), as applicable, in accordance with Section 2.4 (Sublicensing), [***] as applicable, in the Field in the Territory or applicable portion thereof, but excluding any grant of such rights to, (a) any Third Party acting as (and solely in such Third Party’s capacity as) a subcontractor for such Party or its Affiliates in accordance with Section 2.3 (Subcontracting), or (b) the other Party and any of such other Party’s Affiliates.

1.338 “Sublicensee” means a Third Party that is receiving rights under a Sublicense.

1.339 “Substitute Target” is defined in Section 3.2.3 (Collaboration Target Substitution Right).

1.340 “Supply Costs” means, with respect to a particular Licensed Product (or Licensed Compound included therein) Directed to an Oncology Collaboration Target, the Manufacturing Costs incurred by a Party or any of its Affiliates for the Manufacture and supply of such Licensed Compounds and Licensed Products (a) for sale or other commercial purposes in the Profit/Loss Share Territory and in accordance with the applicable Commercialization Budget or (b) for use in Development activities to be conducted by or on behalf of Sanofi under the applicable Cost-Share Development Plan.

1.341 “Target” means (a) [***] (ii) [***].

1.342 “Target Availability Request” is defined in Section 3.3.2(b) (Target Availability Request).

1.343 “Target Failure Date” is defined in Section 3.2.2 (Target Failure).

1.344 “Target Failure Dispute” is defined in clause (c) of Section 8.3.2 (JRC Specific Responsibilities).

1.345 “Taxes” is defined in Section 9.7.5(a) (Taxes; Withholding—Generally).

1.346 “Technology Transfer” is defined in Section 3.4.2 (Continuing Technology Transfer).

1.347 “Term” is defined in Section 14.1 (Term; Expiration).

1.348 “Terminated Construct” means any Immunology Target Construct with respect to which this Agreement is terminated pursuant to ARTICLE 14 (Term and Termination).

1.349 “Terminated Product” means (a) with respect to [***] with respect to which this Agreement is terminated pursuant to ARTICLE 14 (Term and Termination), any and all: (i) [***] and (ii) [***] (b) [***].

1.350 “Terminated Target” means any [***] with respect to which this Agreement is terminated pursuant to ARTICLE 14 (Term and Termination).

1.351 “Territory” means worldwide.

1.352 “Third Party” means any Person other than IGM or Sanofi that is not an Affiliate of IGM or of Sanofi.

1.353 “Third Party Claim” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.

1.354 “Third Party Competitive Product” is defined in Section 2.5.1 (Exclusivity Obligation).

1.355 “Third Party Infringement Claim” is defined in Section 10.4.1 (Notification).

1.356 “Third Party IP” means, with respect to a Licensed Compound or Licensed Product in any country, Patents or Know-How in such country owned or controlled by a Third Party (but not then included in the Sanofi Licensed Technology or IGM Licensed Technology) that [***].

1.357 “Third Party IP Costs” means Out-of-Pocket Costs, comprising (a) [***] paid by either Party after the Effective Date to a Third Party pursuant to a Third Party IP Agreement approved by the Parties pursuant to Section 9.6 (In-License Agreements), or (b) to the extent not included in clause (a) of this Section 1.357 (Third Party IP Costs), [***].

1.358 “[***]” means [***].

1.359 “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.360 “Valid Claim” means [***].

1.361 “VAT” is defined in Section 9.7.5(a) (Taxes; Withholding—Generally).

ARTICLE 2

LICENSES; EXCLUSIVITY

2.1 License Grants to Sanofi.

2.1.1 Licensed Compound License Grant to Sanofi. Subject to the terms and conditions of this Agreement, IGM and its Affiliates hereby grant to Sanofi, on a [***] basis, a non-transferable (except as expressly permitted pursuant to Section 16.4 (Assignment; Effects of Acquisition)), exclusive, sublicensable (through multiple tiers in accordance with Section 2.4 (Sublicensing)) license under the IGM Licensed Technology, to (i) [***] (provided that, [***]); (ii) Develop the applicable Licensed Compounds and Licensed Products in the Territory in the Field, in the case of Licensed Compounds and Licensed Products Directed To a Collaboration Target and [***], solely to the extent provided and allocated to Sanofi in the applicable Global Development Plan; (iii) Commercialize the applicable Licensed Products in the Territory in the Field; and (iv) (A) Manufacture or have Manufactured by a Third Party, in accordance with Section 2.3.3 (Sanofi Research, Development, Manufacturing and Commercialization) the applicable Licensed Compounds and Licensed Products, (B) conduct agreed (by the Parties) for formulation development activities with respect to Licensed Products in the Territory and (C) [***] in the Territory, in each case (A), (B) and (C) solely as provided under Section 6.1(b) and [***].

2.1.2 Investigational Compound License Grant to Sanofi. Subject to the terms and conditions of this Agreement, during the [***], IGM and its Affiliates hereby grant to Sanofi, on a [***] basis, a non-transferable (except as expressly permitted pursuant to Section 16.4 (Assignment; Effects of Acquisition)), exclusive, sublicensable (through multiple tiers in accordance with Section 2.4 (Sublicensing)) license under the IGM Investigational Compound Licensed Technology, to (i) Research the applicable Investigational Compounds in the Territory in the Field solely to the extent provided in the applicable Research Plan and allocated to Sanofi, [***] ; (ii) Develop the applicable Investigational Compounds in the Territory in the Field and (iii) Commercialize the applicable Investigational Compounds in the Territory in the Field; provided that [***].

2.1.3 [***] License to IGM Improvements to [***]. Subject to the terms and conditions of this Agreement, IGM hereby grants to Sanofi a [***], royalty-free, irrevocable, worldwide license, with the right to sublicense through multiple tiers (subject to the provisions of Section 2.4.3 (Sublicensing Requirement)) under the IGM Improvements to [***] solely to Exploit products or services that [***], or [***]; provided that IGM does not grant to Sanofi or its Affiliates under this Section 2.1.3 ([***] License to IGM Improvements to [***]) any license or other rights under IGM Improvements to [***] to Exploit any [***]; provided, further, for clarity, that IGM does not grant to Sanofi or its Affiliates under this Section 2.1.3 ([***] License to IGM Improvements to [***]) any license under the IGM Background IP. In no event will Sanofi or its Affiliates have a license under, or grant any Third Party a sublicense under, the IGM Improvements to [***] under this Section 2.1.3 ([***] License to IGM Improvements to [***]) for a purpose or activity outside the scope of (1) the license grant set forth under this Section 2.1.3 ([***] License to IGM Improvements to [***]) (for clarity, including the sublicensing permitted pursuant to Section 2.4.3) or (2) the license grants set forth in Section 2.1.1 (Licensed Compound License Grant to Sanofi) and Section 2.1.2 (Investigational Compound License Grant to Sanofi) to the extent such IGM Improvements to [***] are IGM Licensed Technology or IGM Investigational Licensed Technology, as applicable (for clarity, including sublicensing thereunder to the extent permitted pursuant to Section 2.4 (Sublicensing)). For purposes of this Section 2.1.3 ([***] License to IGM Improvements to [***]), “IGM Improvements to [***]” means any Foreground IGM IP that pertains to any [***].

2.2 License Grants to IGM.

2.2.1 Licensed Compound License Grant to IGM. Subject to the terms and conditions of this Agreement, Sanofi and its Affiliates hereby grant to IGM, on a [***] basis, a non-transferable (except as expressly permitted pursuant to Section 16.4 (Assignment; Effects of Acquisition)), royalty-free, sublicensable (through multiple tiers in accordance with Section 2.4 (Sublicensing)) license, which shall be [***], to (i) [***]; (ii) Develop the applicable Licensed Compounds and Licensed Products in the Territory in the Field [***]; and (iii) Manufacture and have Manufactured the applicable Licensed Compounds and Licensed Products in the Territory [***], and [***] provided [***].

2.2.2 Investigational Compound License Grant to IGM. Subject to the terms and conditions of this Agreement, Sanofi and its Affiliates hereby grant to IGM, on a [***] basis during [***] , a non-transferable (except as expressly permitted pursuant to Section 16.4 (Assignment; Effects of Acquisition)), sublicensable (through multiple tiers in accordance with Section 2.4 (Sublicensing)) license which shall be [***], to (i) Research the applicable Investigational Compounds in the Territory in the Field [***] and (ii) Manufacture and have Manufactured the applicable Investigational Compounds in the Territory solely for use pursuant to clause (i).

2.2.3 [***] License to Sanofi Improvements to [***]. Subject to the terms and conditions of this Agreement, Sanofi hereby grants to IGM a [***], royalty-free, irrevocable, worldwide license, with the right to sublicense through multiple tiers pursuant to Section 2.4.4 (Sublicensing Under [***] License to Sanofi Improvements to [***]) under the Sanofi Improvements to [***] solely to Exploit [***]; provided, for clarity, that Sanofi does not grant to IGM or its Affiliates under this Section 2.2.3 ([***] License to Sanofi Improvements to [***]) any license or other rights under any Sanofi Background IP. In no event will IGM or its Affiliates have a license under, or grant any Third Party a sublicense under, the Sanofi Improvements to [***] (1) for a purpose or activity outside the scope of the license grant set forth under this Section 2.2.3 ([***] License to Sanofi Improvements [***]) (for clarity, including the sublicensing permitted pursuant to Section 2.4.4 (Sublicensing Under [***] License to Sanofi Improvements to [***])) or (2) to Exploit any Investigational Compound, Licensed Compound or Licensed Product other than pursuant to license grants set forth in Section 2.2.1 (Licensed Compound License Grant to IGM) or Section 2.2.2 (Investigational Compound License Grant to IGM) to the extent such Sanofi Improvements to [***] are Sanofi Licensed Technology (for clarity, including sublicensing thereunder to the extent permitted pursuant to Section 2.4 (Sublicensing)). For purposes of this Section 2.2.3 ([***] License to Sanofi Improvements to [***]), “Sanofi Improvements to [***]” means any Foreground Sanofi IP that pertains to [***].

2.3 Subcontracting.

2.3.1 IGM Research and Development. IGM [***].

2.3.2 IGM Manufacturing. IGM [***]. With respect to any Approved Third Party Contractor, prior to IGM entering into any subcontract with such Approved Third Party Contractor, Sanofi shall [***]; provided that, [***]. For clarity, any CMO agreement that subcontracts performance of a Party’s Manufacturing activities hereunder to a CMO shall be deemed a subcontract to a subcontractor and subject to the terms and conditions of this Section 2.3 (Subcontracting), including Section 2.3.4 (Subcontract Contractual Requirements). IGM [***]. Without limitation to the foregoing, and without limitation to Section 9.6.5 (Updates to Existing In-License Agreements) with respect to the Existing In-License Agreements, IGM shall not, without Sanofi’s prior written consent, enter into any subcontract pursuant to this Section 2.3.2 (IGM Manufacturing) (or into any future Collaboration In-License for Manufacturing-related intellectual property or materials, e.g., any cell line license) that is not sublicensable or assignable to Sanofi in the case of a Manufacturing Technology Transfer to Sanofi pursuant to the terms and conditions of this Agreement.

2.3.3 Sanofi Research, Development, Manufacturing and Commercialization. Sanofi [***] except that, [***].

2.3.4 Subcontract Contractual Requirements. Each contract between a Party and a Third Party executed pursuant to this Section 2.3 (Subcontracting) [***]. For clarity, subcontracts executed hereunder may include a grant of rights necessary for the performance of the subcontract as reasonably required, and, solely to the extent provided in Section 1.337 (Sublicense), such grant of rights to such subcontractor will not be deemed to be a “Sublicense” for the purpose of Section 2.4 (Sublicensing). Further, without limiting each Party’s right under this Section 2.3 (Subcontracting) [***], each Party agrees to keep the other Party reasonably informed with respect to such Party’s subcontracting of its material activities under this Agreement or any Ancillary Agreement to Third Parties [***].

2.3.5 [***]. The Parties understand and agree that, except as otherwise mutually agreed by the Parties in writing or with respect to an Existing In-License Agreement entered into by IGM, each subcontract entered into by the Parties pursuant to Section 2.3.1 (IGM Research and Development), Section 2.3.2 (IGM Manufacturing) or Section 2.3.3 (Sanofi Research, Development, Manufacturing and Commercialization) [***].

2.3.6 Performance Through Affiliates. Subject to the terms and conditions of this Agreement each Party shall have the right, without the other Party’s consent, to exercise its rights and perform its obligations under this Agreement or any Ancillary Agreement by itself or through the engagement of any of its (a) wholly-owned subsidiaries formed on or after the Effective Date, provided that this clause (a) shall apply only as long as the applicable entity [***], or (b) Affiliates, provided that this clause (b) shall apply only with respect to [***]. Without limiting the foregoing, each Party: (y) [***] (z) [***]

2.4 Sublicensing.

2.4.1 Research and Development. Neither Party may grant Sublicenses (whether directly or through multiple tiers) under the rights granted to it under clauses (i) and (ii) of Section 2.1.1 (Licensed Compound License Grants to Sanofi) or clauses (i) or (ii) of Section 2.1.2 (Investigational Compound License Grant to Sanofi) or under clauses (i) and (ii) of Section 2.2.1 (Licensed Compound License Grant to IGM) or Section 2.2.2 (Investigational Compound License Grant to IGM), as applicable, to one (1) or more Third Parties in the Territory without the other Party’s prior written consent; provided that [***]

2.4.2 Commercialization. Subject to the terms and conditions of this Agreement, Sanofi shall [***]; provided that [***]

2.4.3 Sublicensing Requirement. In the event that a Party grants a Sublicense to a Third Party, the following provisions shall apply: (a) any such permitted Sublicense shall be [***]; (b) such Party will continue to be responsible for full performance of its obligations under this Agreement or any Ancillary Agreement and will be responsible for any breach of the terms of this Agreement or any Ancillary Agreement brought about by the actions or inactions of any such Sublicensee as if such Party itself had undertaken the breaching action or inaction; and (c) [***]. Notwithstanding the foregoing, solely for purposes of sublicenses under Section 2.1.3 ([***] License to IGM Improvements to [***]) or Section 2.2.3 ([***] License to Sanofi Improvements to [***]), each use of the terms “Sublicense” or “Sublicensee” shall be deemed replaced by the terms “sublicense” or “sublicensee”, as applicable.

2.4.4 Sublicensing Under [***] License to Sanofi Improvements to [***]. Subject to the terms and conditions of this Agreement, IGM shall not have the right, without Sanofi’s consent, to grant sublicenses (whether directly or through multiple tiers) under the rights granted to it under Section 2.2.3 ([***] License to Sanofi Improvements to [***]); provided that, subject to the provisions of Section 2.4.3 (Sublicensing Requirement) (other than clause (c) in the case of any subcontracting), [***]; provided, further, that [***]. For purposes of this Section, “[***] ” means [***] - .

2.5 Exclusivity.

2.5.1 Exclusivity Obligation. During the Exclusivity Period with respect to each Collaboration Target, neither Party will, and will not cause its Affiliates to, by itself or themselves, or in collaboration with or on behalf of any Third Party, [***] in the Territory, a Competitive Product, in each case, other [***]. Notwithstanding the foregoing, nothing in this Agreement shall prohibit either Party or its Affiliates from: (a) [***] (b) [***] (a “Third Party Competitive Product”) [***]. Without limitation of the foregoing, during the Term with respect to each Collaboration Target, [***]. If an [***] occurs, then during the remainder of the Exclusivity Period for the Collaboration Target subject thereto, [***] shall not initiate (or have initiated) any new [***] activities to [***] Directed To such Collaboration Target.

2.5.2 Exceptions for Change of Control. In the event of a Change of Control of a Party, the exclusivity restrictions set forth in Section 2.5.1 (Exclusivity Obligation) shall not apply to any Competitive Products of the acquirer or its Affiliates (other than the Acquired Party and its Preexisting Affiliates) (the “Acquiring Parties”) that [***]; provided that: (a) [***] (b) [***] (c) [***] and (d) such [***] (provided, however, that [***], and [***] provided that the [***] d

2.5.3 Exception for Acquisition. In the event that a Party or any of its Affiliates (such Party, the “Competing Party”) acquires rights to [***] a Competitive Product as the result of a merger, acquisition or combination with or of a Third Party other than a Change of Control of such Party (an “Acquisition Transaction”), the exclusivity restrictions set forth in Section 2.5.1 (Exclusivity Obligation) shall not apply to such Competitive Product if the Competing Party or such Affiliate, within [***] after the closing of such Acquisition Transaction, notifies the other Party in writing of such Acquisition Transaction and in such written notice either:

(a)	[***]

(c)	[***]

provided that, in any event, pending completion of the actions to be taken by the Competing Party set forth in the foregoing clauses (a), (b) and (c), the [***]

Notwithstanding the foregoing, with the other Party’s express written consent, in lieu of the actions to be taken by the Competing Party set forth in the foregoing clauses (a), (b) and (c), the Parties may include such Competitive Product as a Licensed Product for all purposes of this Agreement.

2.5.4 Non-Collaboration Targets. The Parties acknowledge and agree that it shall not be a violation of this Section 2.5 (Exclusivity) for a Party to research or Exploit any compound or product that is not Directed To a Collaboration Target, or in the case of a [***]. For example, [***].

2.6 Residual Knowledge. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, except with respect to [***] and subject to [***], nothing shall restrict any [***] of a Party or its Affiliates or Sublicensees from using Residual Knowledge that had authorized access to use such Residual Knowledge under this Agreement [***], provided that [***].

2.7 No Implied Licenses. Each Party retains all rights under Patents, Know-How or other intellectual property rights Controlled by such Party which are not expressly granted to the other Party pursuant to this Agreement or any Ancillary Agreement. Notwithstanding anything to the contrary in this Agreement, no license or right is granted by a Party or its Affiliates to make, use, sell, offer to sell or import any active ingredient other than a Licensed Compound or to any target-binding sequence other [***] provided, that [***]. Notwithstanding Section 2.1 (License Grants to Sanofi) and Section 2.2 (License Grants to IGM) and without limiting either Party’s obligations under Section 2.5 (Exclusivity), (a) the rights and licenses granted to IGM under this Agreement shall not include any right or license to [***] and (b) each Party shall retain all rights under the Patents, Know-How or other intellectual property rights Controlled by such Party (including with respect to the IGM Platform IP) to Exploit compounds and products, including those Directed To Collaboration Targets, in each case that are not Investigational Compounds, Licensed Compounds, or Licensed Products. Except as otherwise expressly provided in this Agreement or any Ancillary Agreement, under no circumstances will a Party or any of its Affiliates, as a result of this Agreement or any Ancillary Agreement, obtain any ownership interest, license or other right in or to any Patents, Know-How or other intellectual property rights of the other Party, including tangible or intangible items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time, in each case, pursuant to this Agreement or any Ancillary Agreement.

ARTICLE 3

RESEARCH

3.1 Generally. Subject to the terms and conditions of this Agreement, during each applicable Research Term, on a Collaboration Target-by-Collaboration Target basis, each Party shall [***] in accordance with Section 3.6.1. (Research Responsibility) the Research activities allocated to such Party in the applicable Research Plan, and use Commercially Reasonable Efforts to achieve the goals of such Research Plan, at such Party’s sole cost and expense, it being understood that unless otherwise specified in such Research Plan [***]. The performance of each Research Plan will be subject to the oversight of the applicable JRC.

3.2 Collaboration Targets and Secondary Targets. As set forth more fully in this Section 3.2 (Collaboration Targets), the Collaboration may include (a) up to six (6) total Collaboration Targets consisting of up to three (3) total Oncology Collaboration Targets and up to three (3) total Immunology Collaboration Targets and (b) [***] Secondary Targets with respect to a given Immunology Collaboration Target.

3.2.1 Initial Collaboration Targets. The Immunology Collaboration Targets and Oncology Collaboration Targets listed in Schedule 3.2.1 (Initial Collaboration Targets) are the Collaboration Targets as of the Effective Date (each, an “Initial Collaboration Target”). With respect to each Initial Collaboration Target that is an Immunology Collaboration Target, (a) (i) [***] that are the Secondary Targets for the Initial Collaboration Target [***] as of the Effective Date are listed in Schedule 3.2.1 (Initial Collaboration Targets), and (ii) [***] Secondary Targets that are the Secondary Targets for each other Initial Collaboration Target as of the Effective Date are listed in Schedule 3.2.1 (Initial Collaboration Targets) and (b) the [***] Secondary Target for each such Initial Collaboration Target (each an “Additional Initial Secondary Target”) shall be identified and selected by the applicable JRC on or before the first (1st) anniversary of the Effective Date (“Additional Initial Secondary Target Selection Period”) for inclusion as a Secondary Target in the applicable Research Plan, pursuant and subject to the processes set forth herein, including Sections 3.3 (Gatekeeping) and 3.5.3 (Amendments to Research Plans).

3.2.2 Target Failure. “Target Failure Date” means, with respect to a Collaboration Target, the earliest date on which any of the following occur: (a) [***] the “Lead Candidate Selection Deadline”), (b) [***] ([***] an “IGM-Declared Target Failure”), [***] or (c) [***] ([***], a “Sanofi-Declared Target Failure”). Any dispute pursuant to clause (b) that is not resolved by the JSC or the Executive Officers shall be resolved pursuant to Section 16.6.3 (Expert Panel). If a Target Failure Date described in foregoing clause (b) or (c) occurs, the affected Party shall provide prompt written notice to the other Party of such occurrence.

3.2.3 Collaboration Target Substitution Right. On [***] basis, if a Target Failure Date occurs with respect to a Collaboration Target, then within [***] , Sanofi may select a Sanofi Desired Target as an Available Target to substitute for such Collaboration Target subject to this Section 3.2.3 (Collaboration Target Substitution Right) and Section 3.3 (Gatekeeping), and such Available Target shall replace such Collaboration Target effective upon [***] (each such Collaboration Target that is replaced by an Available Target thereafter, a “Replaced Collaboration Target” and each such new Collaboration Target that is substituted for the Replaced Collaboration Target, a “Substitute Target”), provided that: (a) [***], (b) except as otherwise mutually agreed by the Parties, [***] and, for clarity, [***] (c) [***] and (d) [***]. If Sanofi fails to select a Substitute Target to replace Collaboration Target subject to a Target Failure Date within [***] replacement window for such Collaboration Target in accordance with this Section 3.2.3 (Collaboration Target Substitution Right), automatically and without further action of the Parties, Sanofi shall be deemed to have terminated this Agreement with respect to such Collaboration Target under Section 14.6 (Sanofi Termination at Will) effective as of the date immediately following the expiration of such replacement window, and without limiting the foregoing, [***]. For clarity, each Replaced Collaboration Target shall be deemed a Terminated Target as of the date set forth in Section 14.1 (Term; Expiration).

3.3 Gatekeeping.

3.3.1 Appointment of Gatekeeper. Within [***], the Parties shall cooperate to qualify, select and engage during the Research Terms [***] an independent Third Party gatekeeper reasonably acceptable to both Parties (the “Gatekeeper”). If required to do so by the Gatekeeper in order to engage the Gatekeeper, each Party [***].

3.3.2 Reserved Targets and Target Availability Requests.

(a) Within [***], IGM shall provide to the Gatekeeper a list of up [***] that Sanofi may not select as Substitute Targets or New Secondary Targets (each, an “IGM Reserved Target” and such list, the “IGM Reserved Target List”). From time to time ([***]) IGM may modify its selection of IGM Reserved Targets effective upon delivery of an updated IGM Reserved Target List to the Gatekeeper; provided that [***].

(b) At [***] for an Initial Collaboration Target (subject to the remainder of this Section 3.3.2 (Reserved Targets and Target Availability Requests)), Sanofi may ask the Gatekeeper, in writing, to confirm whether [***] selected by Sanofi in accordance with Section 4.3.4 (Focus of the Collaboration) (such Targets “Sanofi Desired Targets” and such notice “Target Availability Request”) are Available Targets, and shall [***] notify IGM that it has submitted a Target Availability Request to the Gatekeeper. For clarity, any such Target Availability Requests may be intended solely to identify (i) [***] (ii) [***] or (iii) [***] (each, a “Substitute Target Secondary Target”, together with the Additional Initial Secondary Targets, the “New Secondary Targets”). Accordingly, Sanofi shall not submit any Target Availability Request: (I) [***] (II) [***] (A) [***] (B) [***] (III) [***]. Further, without limiting the foregoing, in the event that the applicable responsive notice(s) delivered by the Gatekeeper under Section 3.3.2(d) in response to one or more Target Availability Requests submitted by Sanofi provides that [***] provided, however, [***]; provided, further, however, that the immediately foregoing limitation shall not apply to restrict Sanofi’s ability to confirm that a Target previously identified by the Gatekeeper as an Available Target or an Excluded Target continues to be an Available Target or an Excluded Target, as applicable.

(c) [***] after receiving notice from the Gatekeeper that Sanofi has delivered to the Gatekeeper a Target Availability Request pursuant to Section 3.3 (Gatekeeping), IGM shall provide the Gatekeeper with a [***] written list of all Targets that are Excluded Targets [***] (such list, the “Excluded Target List”). The Target Availability Request and Excluded Target List shall include [***].

(d) [***] after receiving a Target Availability Request, the Gatekeeper shall review and compare the Sanofi Desired Targets listed in the Target Availability Request, the IGM Reserved Targets List provided by IGM under Section 3.3.2(a) and the Excluded Targets List provided by IGM under Section 3.3.2(c) and (1) notify [***] and (2) notify IGM, in writing, of the date of such notice to Sanofi. The Gatekeeper shall not otherwise disclose [***]. Subject to and in accordance with Section 3.2.3 (Collaboration Target Substitution Right), Sanofi may select a Sanofi Desired Target confirmed as an Available Target by the Gatekeeper in such notice as a Substitute Target; provided [***]; provided, further, [***]. Further, the JRC shall have the right to discuss the selection of New Secondary Targets confirmed as an Available Target by the Gatekeeper in such notice for inclusion as Secondary Targets in the applicable Research Plan(s) with respect to any Immunology Collaboration Target, subject to the applicable terms and conditions of this Agreement. In the case of a Substitute Target for an Oncology Collaboration Target, such Substitute Target may be selected as either (A) [***] or (B) [***] (a [***]); provided, for clarity, that [***] and is selected in accordance with the terms of Section 3.2.3 and this Section 3.3.2; provided further that, in the event that [***]. For purposes of this Agreement, with respect to any [***]; provided however that, with respect to such [***].

(e) If, [***], a Target on any Excluded Target List submitted by IGM [***] becomes available (i.e., is then not an IGM Reserved Target or an Excluded Target), IGM shall promptly ([***]) notify the Gatekeeper that such Target has become available. If, [***], any Sanofi Desired Target that was an IGM Reserved Target or an Excluded Target becomes an Available Target, the Gatekeeper shall [***] notify Sanofi that such Sanofi Desired Target is an Available Target [***].

(f) [***]

3.4 Technology Transfer. Subject to Section 3.9 (Information Sharing; Records Retention):

3.4.1 Initial Technology Transfer. [***] after the Effective Date [***], (a) IGM will deliver to Sanofi copies, in a format mutually agreed by the Parties, of the IGM Investigational Compound Licensed Know-How listed in Schedule 1.150 and the Investigational Compound Licensed Materials listed in Schedule 1.151 (IGM Investigational Compound Licensed Materials), but, for clarity, excluding any such Know-How or Materials to the extent relating to [***] and (b) Sanofi will deliver to IGM copies, in a format mutually agreed by the Parties, of the Sanofi Investigational Compound Licensed Know-How and Sanofi Investigational Compound Licensed Materials listed in Schedule 1.311 (Sanofi Investigational Compound Licensed Know-How) and Schedule 1.312 (Sanofi Investigational Compound Licensed Materials); in each case of foregoing clauses ((a) and (b)), solely to the extent such Know-How and Materials are: (y) [***] (z) [***] (such technology transfer, collectively, the “Initial Technology Transfer”).

3.4.2 Continuing Technology Transfer. After the completion of the Initial Technology Transfer, and, with respect to each Collaboration Target, [***], each Party shall: (a) notify the other Party in the event it learns of the existence of any Sanofi Licensed Know-How, Sanofi Investigational Compound Licensed Know-How, IGM Licensed Know-How, IGM Investigational Compound Licensed Know-How, Sanofi Licensed Material, Sanofi Investigational Compound Licensed Materials, IGM Licensed Material or IGM Investigational Compound Licensed Materials, as applicable, that (i) [***] (ii) [***] (collectively, the “Additional Information”), and (b) [***] (such transfer of Additional Information, the “Continuing Technology Transfer”, together with the Initial Technology Transfer, the “Technology Transfer”). Each Party may request, upon written notice to the other Party, the transfer of any Additional Information that was not transferred to such Party as part of the Technology Transfer and that such Party reasonably believes should have been transferred under the terms of this Agreement.

3.4.3 Assistance and Cooperation. Without limiting Section 3.4.1 (Initial Technology Transfer) and Section 3.4.2 (Continuing Technology Transfer), at each Party’s respective cost and expense, each Party will [***]. Subject to the applicable terms and conditions of this Agreement, including terms and conditions with respect to Sublicensing, subcontracting, intellectual property and the disclosure and use of Confidential Information, each Party shall [***] (i) [***] and (ii) [***].

3.5 Research Plans.

3.5.1 Generally. On a Collaboration Target-by-Collaboration Target basis, during the applicable Research Term, in accordance with Section 3.6.1. (Research Responsibility), each Party will [***] the Research activities under this ARTICLE 3 (Research) for the Licensed Compounds Directed To each Collaboration Target in accordance with a written plan (each, a “Research Plan”) that includes: (a) [***]; (b) a description of the Research activities to be conducted by or on behalf of each Party for such Collaboration Target, including [***], which activities shall include, [***] (c) if applicable, additional provisions for supply, production or sourcing of materials; (d) [***] with respect to such Collaboration Target; (e) [***]; (f) the anticipated timeline for the conduct of such Research activities for such Collaboration Target, including the length of the Research Term; (g) an overview of any then-existing [***] relevant to any Investigational Compounds or otherwise the Research or potential Development activities to be conducted by or on behalf of either Party for such Collaboration Target [***] unless a copy of such Potential In-License Agreement was provided by to the other Party prior to the approval of such initial or amended Research Plan); and (h) at the Parties’ election, designating as Approved Third Party Contractors any Third Parties anticipated to be used with respect to such Research activities and which are not already identified as Approved Third Party Contractors (provided, for clarity, that the Parties may agree to additional Approved Third Party Contractors pursuant to Section 1.22 (Approved Third Party Contractors) outside of the scope of any Research Plan). Any amendments to a Research Plan will be subject to Section 3.5.3 (Amendments to Research Plans) and Section 8.3.2(a) (JRC Specific Responsibilities). In the event of any inconsistency between a Research Plan and this Agreement, the terms of this Agreement will prevail.

3.5.2 Initial Research Plans. A copy of the initial Research Plans for each of the first Initial Collaboration Target that is an Oncology Collaboration Target [***] and each of the Initial Collaboration Targets that is an Immunology Collaboration Target are attached hereto as Schedule 3.5.2 (Research Plans for Initial Collaboration Targets). [***] shall prepare a draft initial Research Plan for [***], which Research Plans shall be substantially similar in form, scope and content to the Research Plan for [***], and each such draft initial Research Plans for the [***] shall be reviewed, discussed and (as applicable) revised by the applicable JRC, within [***] and the JSC will meet within [***]. [***] shall prepare draft initial Research Plans for any Substitute Targets and such draft initial Research Plans shall be reviewed, discussed, and (as applicable) revised by the applicable JRC within [***] for reasons outside the reasonable control of [***] and, for clarity, not due to [***] decision to prioritize any [***]), and the JSC will meet [***].

3.5.3 Amendments to Research Plans. From time to time ([***]), the applicable JRC will discuss, prepare, and approve amendments, as appropriate, to each then-current Research Plan. Each amended Research Plan will become effective and supersede the previous Research Plan as of the date of approval by the applicable JRC and JSC. Each Party may propose amendments to any Research Plan at any time to reflect any material developments or adjustments to the applicable Research activities, provided that any such amended Research Plan will at all times meet the requirements set forth in clauses (a) through (e) of Section 3.5.1 (Research Plans—Generally). Each Party will promptly provide any such proposed amendment to the Research Plan to the applicable JRC for review and discussion. The applicable JRC will meet within [***] of receipt to review, discuss and (as applicable) revise any such proposed amendment, and the JSC will meet within twenty [***] to determine whether to approve such amendment. No update or amendment to the Research Plan will be effective unless and until approved by the JSC in accordance with Section 8.2.2 (JSC Specific Responsibilities), subject to, for clarity, each Party’s final decision-making authority with respect thereto under Section 8.10.2(a) (JSC Decisions).

3.6 Research Activities.

3.6.1 Research Responsibility. Each Party shall use Commercially Reasonable Efforts to conduct or, subject to Section 2.3 (Subcontracting), have conducted, the Research activities assigned to such Party under each Research Plan, including pursuant to the anticipated timelines set forth in each such Research Plan (as such timelines may be amended from time to time by the applicable JRC) and under the oversight of such JRC. IGM shall use Commercially Reasonable Efforts to: (a) [***] and (b) [***] unless otherwise mutually agreed in writing by the Parties. [***]. If Sanofi desires to test any additional Investigational Compounds or to test any Investigational Compounds in any [***], then (x) Sanofi may conduct or have conducted such additional [***] testing activities [***], (y) IGM [***] for such additional [***] testing activities, and (z) Sanofi shall [***]. In the event an Investigational Compound (i) is unable to achieve the criteria for advancement [***], (ii) is agreed by the JRC to be unable to achieve such criteria, or (iii) upon selection of the maximum number of Investigational Compounds to advance [***], is not among such Investigational Compounds selected for advancement, then in each case ((i), (ii) or (iii)), such compound shall thereafter (1) cease to be an Investigational Compound, and shall instead be deemed a Terminated Product and (2) for clarity, not be subject to Section 14.10.3 or Section 14.10.4.

3.6.2 Research Costs. Each Party shall be solely responsible for all costs and expenses (FTE Costs and Out-of-Pocket Costs) incurred by or on behalf of such Party or its Affiliates in conducting the Research activities assigned to such Party under the applicable Research Plan.

3.7 Lead Candidate Designation.

3.7.1 Lead Candidate Data Package. Within [***] with respect to the Investigational Compound proposed to be the Lead Candidate, IGM shall deliver to Sanofi a data package containing [***] as further described in Schedule 3.7.1 [***] (the “Lead Candidate Data Package”), and shall provide Sanofi with [***]. With respect to each Lead Candidate Data Package, Sanofi shall [***] to notify IGM if Sanofi believes in good faith that any of the data or information required to be included in such Lead Candidate Data Package is missing and shall specifically identify such data or information that was not included in the relevant Lead Candidate Data Package (“Lead Candidate Data Package Update Notice”). IGM shall use [***] to provide any such information identified in a Lead Candidate Data Package Update Notice [***], provided that IGM shall not be required to [***] in connection with such requests.

3.7.2 Lead Candidate Designation. With respect to each Collaboration Target, [***] IGM and Sanofi shall discuss in good faith through the applicable JRC and agree on [***] Investigational Compound(s) Directed To such Collaboration Target (the “Lead Candidate(s)” for such Collaboration Target), provided that if the Parties do not agree on the Lead Candidate to be designated with respect to a Collaboration Target [***] (a) [***] (b) [***] in each case ((a)-(b)) [***]; provided that (y) [***] and (z) [***].

3.7.3 Back-up Candidate Designation. With respect to each Collaboration Target, [***] with respect to any such Oncology Collaboration Target [***] with respect to any such Immunology Collaboration Target, IGM and Sanofi shall discuss in good faith through the applicable JRC [***] Directed To such Collaboration Target selected from among the Investigational Compounds (each, a “Back-up Candidate”, and each Lead Candidate or Back-up Candidate, a “Candidate”); provided that if the Parties do not agree on one or more of the [***] to be designated with respect to a Collaboration Target, then, [***]. If IGM elects, in its discretion, to generate additional potential Licensed Compounds with respect to a Collaboration Target to address any actual or potential issues arising in the course of the applicable Phase 1 Clinical Trial, then [***]; provided, for clarity, that [***].

3.7.4 [***]. [***]; provided that, subject to and in accordance with the terms of this Agreement, [***]; provided further that, for clarity, [***].

3.8 Sanofi Provided Materials. Sanofi may elect to offer IGM, and IGM may elect in its sole discretion to receive: (a) Sanofi Provided Materials (including proprietary Sanofi target-binding sequences) as and to the extent set forth in the applicable Research Plan (provided that no Research Plan will require Sanofi to provide, nor IGM to receive, Sanofi Provided Materials without Sanofi’s prior written consent), and (b) any other data or written materials and information that relate to such Sanofi Provided Materials set forth in the applicable Research Plan (“Sanofi Documentation”) (provided that no Research Plan will require Sanofi to provide, nor IGM to receive, any such data, written materials or information without Sanofi’s prior written consent). IGM will have a period of [***], during which IGM may [***] the Sanofi Provided Materials and Sanofi Documentation provided by Sanofi for a Collaboration Target, in each case, subject to the terms hereof and of the applicable Material Transfer Agreement (if any), for the purpose of [***], which may include [***] of the Sanofi Provided Materials and Sanofi Documentation provided by Sanofi to be used as part of Research activities under a Research Plan. IGM may develop or generate any materials or assays comprising tangible embodiments of Sanofi Provided Materials or Sanofi Documentation that are necessary to perform any Research activities set forth under a Research Plan for a Collaboration Target [***].

3.9 Information Sharing; Records Retention.

3.9.1 Information Sharing. On a Collaboration Target-by-Collaboration Target basis, during the Research Term, at each meeting of the applicable JRC or as otherwise agreed by the Parties, each Party shall update such JRC regarding, and such JRC shall discuss the conduct of each Party’s Research activities (as applicable) under the Research Plan. Each update under this Section 3.9.1 (Information Sharing) will cover such Research activities since the previous meeting of the applicable JRC in the form of [***] for the applicable Licensed Compounds and Licensed Products. [***], a Party will provide such JRC with such other information with respect to the conduct of such Party’s Research activities for the applicable Licensed Compounds and Licensed Products as such JRC or such other Party may reasonably request for [***]. Notwithstanding anything to the contrary in this Section 3.9 (Information Sharing; Records Retention) or elsewhere in this Agreement, in no event shall: (a) [***], (b) [***] (c) [***].

3.9.2 Records Retention. On a Collaboration Target-by-Collaboration Target basis, each Party will retain, and cause its Affiliates and, to the extent it has the right to do so (which it will use Commercially Reasonable Efforts to obtain), require its and their permitted subcontractors to retain, all records, accounts, notes, reports, data and laboratory notebooks with respect to the Research activities performed under the applicable Research Plan until [***]; provided that, notwithstanding the foregoing, all such records, accounts, notes, reports, data and laboratory notebooks relating to Patent inventorship and ownership shall be retained by each Party until [***].

ARTICLE 4

DEVELOPMENT

4.1 Generally. Subject to the terms and conditions of this Agreement, the Parties will use Commercially Reasonable Efforts to conduct the Development activities allocated to such Party in the applicable Global Development Plan, and use Commercially Reasonable Efforts to achieve the goals of such Global Development Plan, at [***]. The performance of each Global Development Plan will be subject to the oversight, on a Collaboration Target-by-Collaboration Target and Licensed Product-by-Licensed Product basis, of the applicable JDC. Neither Party shall [***] except that, subject to and in accordance with the terms of this Agreement: (a) [***].

4.2 Global Development Plans.

4.2.1 Generally. On a Collaboration Target-by-Collaboration Target basis, the Parties will conduct Development activities for Licensed Products in accordance with a written plan (each, a “Global Development Plan”) that includes: (a) the Licensed Product(s) Directed To such Collaboration Target that the Parties will Develop under such Global Development Plan; (b) a description of the Development activities to be conducted by or on behalf of Sanofi (the “Sanofi Development Activities”) and IGM (the “IGM Development Activities”) for such Licensed Product(s), including [***] (c) [***] (d) [***] and (e) any material Collaboration Target-specific [***] to be undertaken with respect to the applicable Licensed Products (including the Licensed Compounds contained therein) prior to approval of the initial [***] with respect to the applicable Collaboration Target and such Licensed Products (provided, for clarity, that the inclusion or omission of any elements in such Global Development Plan pursuant to this clause (e) shall not [***]). Each Global Development Plan shall allocate responsibility between the Parties for the Development activities pertaining to the applicable Collaboration Target and Licensed Products Directed To such Collaboration Target in accordance with Section 4.3.1 (Development Responsibilities) below and as otherwise mutually agreed by the Parties. [***] Any amendments to a Global Development Plan will be subject to Section 4.2.3 (Amendments to Global Development Plans) and Section 8.4.2(a) (JDC Specific Responsibilities). In the event of any inconsistency between a Global Development Plan and this Agreement, the terms of this Agreement will prevail.

4.2.2 Initial Global Development Plans. On a Collaboration Target-by-Collaboration Target basis, each draft initial Global Development Plan shall be prepared by [***] and reviewed, discussed, and (as applicable) revised by the applicable JDC [***] as applicable with respect to such Collaboration Target, and the JSC shall meet within [***] to determine whether to approve such Global Development Plan.

4.2.3 Amendments to Global Development Plans.

(a) Generally. From time to time [***] and on a Collaboration Target-by-Collaboration Target basis, the applicable JDC will discuss, prepare, and approve amendments, as appropriate, to each then-current Global Development Plan. Each amended Global Development Plan will become effective and supersede the previous Global Development Plan as of the date of approval by the applicable JDC. Either Party may propose amendments to a Global Development Plan at any time to reflect any material developments or adjustments to the applicable Development activities (e.g., based on the result of a GLP toxicology study), provided that any such amended Global Development Plan will at all times meet the requirements set forth in Section 4.2.1 (Global Development Plans—Generally). Each Party will promptly provide any such proposed amendment to the Global Development Plan to the applicable JDC for review and discussion. The applicable JDC will meet within [***] to review, discuss and (if applicable) revise any such proposed amendment, and the JSC will meet within [***] to determine whether to approve such amendment. No update or amendment to the Global Development Plan will be effective unless and until approved by the JSC in accordance with Section 8.2.2 (JSC Specific Responsibilities), subject to, for clarity, each Party’s final decision-making authority with respect thereto under Section 8.10.2(b) (JSC Decisions).

(b) In Connection with the Milestone Data Package for the [***]. Upon delivery to Sanofi of the Milestone Data Package for [***] in respect of a particular Candidate Directed To an Oncology Collaboration Target, IGM shall provide to Sanofi [***]. Each initial Efficacy Study and Pivotal Trial conducted by IGM with respect to an Oncology Collaboration Target will have a sufficient number of patients such that such study is reasonably expected, taking account any comments made by the FDA or EMEA, (a) in the case of an Efficacy Study, to [***] or (b) in the case of a Pivotal Trial, to [***]. The applicable JDC will meet within [***] to review, discuss and (as applicable) revise any such proposed amendment provided by a Party pursuant to this Section 4.2.3(b) [***], and the JSC will meet within [***] to determine whether to approve such amendment, subject to, for clarity, each Party’s final decision-making authority with respect thereto under Section 8.10.2(b) (JSC Decisions).

4.3 Development Activities.

4.3.1 Development Responsibility.

(a) Of IGM. Notwithstanding anything to the contrary, IGM will be responsible for conducting or, subject to Section 2.3 (Subcontracting), having conducted [***], the following studies:

(i) [***] and

(ii) [***].

(b) Of Sanofi. Sanofi will be responsible for conducting or, subject to Section 2.3 (Subcontracting), having conducted and [***] the following studies:

(i) with respect to each Oncology Collaboration Target, following the approval of a first BLA with the FDA or MAA with the EMA with respect to a Candidate Directed To such Oncology Collaboration Target, whichever occurs first (“First BLA/MAA Approval”), all further Development activities (subject to Section 4.5 (Additional Studies)), including Pivotal Trials, for Candidates Directed To such Oncology Collaboration Target (other than CMC activities); provided that, to the extent included in the relevant Global Development Plan pursuant to Sanofi’s rights under Section 4.5 (Additional Studies) or otherwise in accordance with the terms of this Agreement, [***]; and

(ii) with respect to each Immunology Collaboration Target following Completion of the first Phase 1a and Phase 1b Clinical Trials for a Lead Candidate Directed To such Immunology Collaboration Target, all further Development activities, including all further Efficacy Studies and all Pivotal Trials, for such Lead Candidate Directed To such Immunology Collaboration Target [***], and any further Development with respect to such Lead Candidate (or one or more Back-up Candidates) for the applicable Immunology

Collaboration Target, reasonably necessary or useful to support filing of a BLA and MAA for at least one (1) Indication. If the Milestone Data Package delivered by IGM pursuant to Section 9.3.2(a) (Immunology Milestone Data Package Review) for a [***] conducted by IGM for any Lead Candidate Directed to an Immunology Target Construct establishes that [***] in accordance with the applicable Clinical Manufacturing and Supply Agreement; provided that Sanofi shall promptly [***]. For clarity, if [***] Lead Candidates are selected for an Immunology Collaboration Target, [***].

4.3.2 Development Diligence. IGM will use Commercially Reasonable Efforts to conduct the IGM Development Activities and Sanofi will use Commercially Reasonable Efforts to conduct the Sanofi Development Activities, in each case, pursuant to the anticipated timelines set forth in each Global Development Plan (as such timelines may be amended from time to time by the applicable JDC) and under the oversight of such JDC. Without limitation to the foregoing or Section 7.1 (Commercialization—Generally) below, for each Oncology Collaboration Target, Sanofi will [***], such [***] to commence no later than upon the occurrence of both (a) [***] (b) [***]; provided that [***], then [***]. Within [***], Sanofi shall notify IGM if it has not received all of the items within the foregoing clause (b).

4.3.3 Prioritization. In the case of supply constraints with respect to a Licensed Product or study subject constraints, including concerns regarding diversion of study subjects between Clinical Trials with respect to an Indication being pursued under one or more Global Development Plans, at either Party’s request, the Parties (via the applicable JDC) shall discuss and coordinate regarding how Clinical Trials would be prioritized, provided [***] provided [***].

4.3.4 Focus of the Collaboration. It is understood that the intent of the Collaboration with respect to each of the Oncology Collaboration Targets is to Develop and Commercialize Licensed Compounds and Licensed Products for Oncology Indications (which Licensed Compounds and Licensed Products are, in the case of the initial Oncology Collaboration Targets, to be [***]) and Candidates, Sanofi Desired Targets and Substitute Targets shall be selected, and the Global Development Plan for each Oncology Collaboration Target shall be established, to implement such intent. Accordingly, neither Party shall modify a Licensed Compound to [***] (including, for clarity, the applicable [***]) unless mutually agreed. [***], unless otherwise agreed in writing. Similarly, it is understood that the intent of the Collaboration with respect to each of the Immunology Collaboration Targets is to Develop and Commercialize [***] Licensed Compounds and Licensed Products Directed To an Immunology Collaboration Target and/or [***] Licensed Compounds and Licensed Products Directed To a [***], in each case for Immunology Indications and Candidates shall be selected, and the Global Development Plan for each Immunology Collaboration Target (or [***], as the case may be) shall be established, to implement such intent. Accordingly, neither Party shall modify a Licensed Compound for any Immunology Collaboration Target to include [***] unless mutually agreed.

4.4 Development Costs. Subject to Section 4.4.1 (Shared Development Costs), each Party shall be solely responsible for Development Costs incurred by or on behalf of such Party or its Affiliates in conducting the Development activities assigned to such Party (or for which such Party is otherwise responsible) under the applicable Global Development Plan, including, for clarity, that [***].

4.4.1 Shared Development Costs for Oncology Collaboration Targets. With respect to each Oncology Collaboration Target only, the Development Costs incurred by or behalf of Sanofi or its Affiliates with respect to a Licensed Product Directed To an Oncology Collaboration Target after the [***] of such Licensed Product in the performance of the Development activities under this Agreement (other than [***]) or any such Development activities conducted by or under the authority of [***] and related clinical supply with respect to such activities (such Development activities for the applicable Oncology Collaboration Target, “Cost-Share Development Activities”), will, subject to Section 4.4.2 (Cost-Share Development Budget), be shared equally by the Parties. For clarity, with respect to each Oncology Collaboration Target, (a) Sanofi’s first two (2) Pivotal Trials for additional or expanded Indications with respect to each Licensed Product Directed To such Oncology Collaboration Target, (b) any [***] initiated prior to [***] for such Oncology Collaboration Target or otherwise in support of such [***], and (c) any Development activities conducted by or under the authority of [***] for such Oncology Collaboration Target, in each case ((a), (b) or (c)), will be conducted at Sanofi’s sole cost and expense. It is understood that [***] would include, e.g., [***].

4.4.2 Cost-Share Development Budget.

(a) With respect to each Licensed Product Directed to an Oncology Collaboration Target, on a [***] basis, Sanofi will prepare and provide to IGM, through the applicable JDC, a proposed budget of FTE Costs and Out-of-Pocket Costs to be incurred by Sanofi in respect of the Cost-Share Development Activities (each, a “Cost-Share Development Budget”) [***]. Each Cost-Share Development Budget, and any material amendments to such Cost-Share Development Budget, shall be subject to the approval of the applicable JDC, as provided in Section 8.4 (Joint Development Committee). Without limiting the foregoing, Sanofi will provide IGM with a reasonable opportunity to review and comment upon each Cost-Share Development Budget through the applicable JDC [***]. Further, from time to time ([***]), Sanofi will prepare amendments, as appropriate, to each then-current Cost-Share Development Budget. Without limiting this Section 4.4.2(a) (Cost-Share Development Budget), Sanofi will provide IGM with a reasonable opportunity to review and comment upon each amendment to each Cost-Share Development Budget through the applicable JDC [***].

(b) [***]

4.5 Additional Studies. In addition to the Clinical Trials specifically allocated to IGM and to Sanofi, respectively, pursuant to Section 4.3.1 (Development Responsibilities), (a) prior to the First BLA/MAA Approval, Sanofi will [***] provided [***] and (b) following the First BLA/MAA Approval for each Oncology Collaboration Target, IGM will [***] (each such study, an “Additional Development Activity”).

4.6 Information Sharing; Records Retention.

4.6.1 Information Sharing. On a Collaboration Target-by-Collaboration Target basis, [***], at each meeting of the applicable JDC ([***]) or at other times otherwise agreed by the Parties, each Party shall update such JDC ([***]) regarding, and such JDC (or as applicable, the Parties) shall discuss, material progress and results with respect to any IGM Development Activities and any Sanofi Development Activities. Each update under this Section 4.6.1

(Information Sharing) will cover material or other substantial IGM Development Activities and Sanofi Development Activities performed since the previous meeting of the applicable JDC (or as applicable, meeting of the Parties), in the form of a [***]. Upon request by the applicable JDC or by either Party, in the case of Oncology Collaboration Targets, or either Party, in the case of Immunology Collaboration Targets, the other Party will provide such JDC with such other information with respect to such Party’s Development activities for the Licensed Compounds and Licensed Products Directed To the applicable Collaboration Target, as such JDC or either Party may reasonably request for [***]. Notwithstanding anything to the contrary herein, (i) in no event shall Sanofi or IGM, as applicable, be required to share with the applicable JDC or the other Party any subject matter described in the last sentence of Section 3.9.1 (Information Sharing) above.

4.6.2 Records Retention. On a Collaboration Target-by-Collaboration Target basis, in relation to IGM Development Activities and Sanofi Development Activities conducted under the applicable Global Development Plan, each Party will retain, and cause its Affiliates and to the extent it has the right to do so (which it will use commercially reasonable efforts to obtain), require its permitted subcontractors to retain, all records, accounts, notes, reports, data and laboratory notebooks with respect to the Development activities performed under the applicable Global Development Plan, in good scientific manner appropriate for patent and regulatory purposes, and in compliance in all material respects with GLP, GMP and GCP, all of which records will fully and accurately reflect all work done and results achieved in the performance of the relevant IGM Development Activities and Sanofi Development Activities, until [***]. In addition, with respect to each Oncology Collaboration Target, each Party shall keep complete and accurate records for all of its FTE Costs and Out-of-Pocket Costs to be shared pursuant to Section 4.4.1 (Shared Development Costs), including [***].

ARTICLE 5

REGULATORY

5.1 Regulatory Responsibilities.

5.1.1 IGM as Regulatory Lead. On a [***] basis, subject to Section 5.1.2 (Transfer of Regulatory Responsibilities) and unless otherwise mutually agreed in writing, IGM will file, maintain, and hold the INDs and other Regulatory Materials for the Licensed Compounds and Licensed Products (except to the extent otherwise required by Applicable Law with respect to any IND for a Clinical Trial conducted by or on behalf of Sanofi) and hereby grants Sanofi a Right of Reference with respect thereto. To the extent Sanofi is required to file its own separate IND(s) for a given clinical study to be conducted by Sanofi, IGM will, if IGM has not previously performed any clinical study in the applicable jurisdiction, file an IND as necessary for Sanofi file such separate IND(s) in reliance on the foregoing Right of Reference. For so long as IGM remains the IND holder, it shall provide Sanofi with a reasonable opportunity to review and comment upon any Regulatory Materials (including any material correspondences to any Regulatory Authority) prior to its submission to a Regulatory Authority and will implement all reasonable comments from Sanofi. Notwithstanding the foregoing, upon [***], and IGM shall provide all necessary support for such filing, in each case, as if Sanofi were the Regulatory Lead.

5.1.2 Transfer of Regulatory Responsibilities. On a [***] basis, (I) for any Licensed Product Directed To an Oncology Collaboration Target, upon the achievement of the [***] with respect to such Licensed Product, (II) for any Licensed Product Directed To an Immunology Collaboration Target, upon the achievement of the [***] for with respect to such Licensed Product, or (III) at an earlier date agreed to by the Parties at the applicable JDC, in each case ((I), (II), and (III)), IGM shall (a) within [***], assign to Sanofi such BLA (if applicable), any filed MAAs (if applicable) and any INDs or other Regulatory Materials that relate specifically to such Licensed Product and (b) within [***], IGM will send a letter to each Regulatory Authority as applicable to a specific country or jurisdiction to record and notify such Regulatory Authority of the transfer to Sanofi of such BLA (if applicable) and any filed MAAs (if applicable) with respect to such Licensed Product (the date when all transition activities set forth in the foregoing clauses (a) and (b) under this Section 5.1.2 (Transfer of Regulatory Responsibilities) are completed, each, a “First Regulatory Responsibility Transfer Date”). In the event the assignment of any IND, BLA or MAA is not permitted under Applicable Law, IGM will hold such Regulatory Materials in trust for, or for the sole benefit of, Sanofi or its designee, with a Right of Reference granted by IGM to Sanofi or its designee.

5.1.3 Sanofi as Regulatory Lead. Effective on each First Regulatory Responsibility Transfer Date for a Licensed Compound and Licensed Product, Sanofi will have the sole and exclusive right (and will solely and exclusively control, at its discretion), through itself or its Affiliates or Sublicensees, to perform all regulatory activities with respect to BLAs and MAAs for each such Licensed Compound and Licensed Product, including: (a) conducting all applicable correspondence, meetings, teleconferences and other communications with Regulatory Authorities, and (b) filing all INDs, BLAs, MAAs and other registrations, applications, authorizations and approvals (other than any Biologic Master File) with Regulatory Authorities, in each case ((a) and (b)), regarding the relevant Licensed Compound and Licensed Product; provided, for clarity, that IGM shall retain all such rights with respect to any Lead Candidate for which the [***] has not been achieved. All BLAs or MAAs generated or arising from or in connection with activities under this Agreement or any Ancillary Agreement with respect to such Licensed Compounds and Licensed Products after the First Regulatory Responsibility Transfer Date will, as between the Parties, be owned by and held in the name of Sanofi or its designee. Notwithstanding anything to the contrary, Sanofi shall at all times (before and after the First Regulatory Responsibility Transfer Date) have the sole and exclusive right (and will solely and exclusively control, at its discretion), through itself or its Affiliates or Sublicensees, subject to Section 5.1.1 (IGM as Regulatory Lead), to perform all regulatory activities with respect to Clinical Trials for such Licensed Compounds and Licensed Products that are part of the Sanofi Development Activities or the Additional Development Activities and regulatory matters arising following Regulatory Approval for Licensed Products; but excluding in all cases ([***]), any such activities and matters regarding the relevant Biologic Master File(s) for such Licensed Compound and Licensed Product.

5.1.4 IGM Support. IGM will support Sanofi as may be reasonably requested by Sanofi from time to time in connection with Sanofi’s preparation, submission to Regulatory Authorities and maintenance of Regulatory Materials for the Licensed Compounds and Licensed Products (including, upon Sanofi’s reasonable request, attending meetings with Regulatory Authorities regarding any Licensed Compounds or Licensed Product).

5.2 Communication with Regulatory Authorities. On a Regulatory Material-by-Regulatory Material basis, the Regulatory Lead will take the lead and be primarily responsible in relation to all communication and correspondence with Regulatory Authorities regarding the relevant Regulatory Material. Following each First Regulatory Responsibility Transfer Date and during the term of this Agreement, unless required by Applicable Law or ([***]) relating to an associated Biologic Master File or otherwise to the Manufacturing of Licensed Compounds or Licensed Products hereunder, IGM, its Affiliates and its permitted subcontractors will not correspond or communicate with Regulatory Authorities regarding any applicable Licensed Compound or Licensed Product [***], for clarity, except with respect to any Lead Candidate Directed To an Immunology Collaboration Target for which it remains the Regulatory Lead (i.e., until achievement of the [***] for with respect to such Lead Candidate). If IGM, its Affiliates or its permitted subcontractors receive any correspondence or other communication from a Regulatory Authority relating to any Licensed Compound or Licensed Product, IGM will provide Sanofi with access to or copies of all such material written or electronic correspondence promptly after its receipt, except in the case that such correspondence or communication pertains to the Manufacture of any Licensed Compound or Licensed Product or any associated Biologic Master File ([***]); provided that [***]. Without limiting any other term or condition of this ARTICLE 5 (Regulatory), each Party will respond to any inquiry from a Regulatory Authority in a timely manner as reasonably necessary.

5.3 Meetings with Regulatory Authorities. On a Regulatory Material-by-Regulatory Material basis, the Regulatory Lead will provide the other Party with reasonable advance notice of all meetings with Governmental Authorities in the Territory pertaining to any Regulatory Materials for which such Party is the Regulatory Lead, or with as much advance notice as practicable under the circumstances. To the extent permitted by the applicable Governmental Authority and unless the Parties otherwise agree, the non-Regulatory Lead may have [***] attend all such meetings.

5.4 Regulatory Reporting and Updates. On a Regulatory Material-by-Regulatory Material basis, IGM as the Regulatory Lead, through the applicable JDC or any regulatory subcommittee, will (a) update Sanofi on a regular basis (and at least at each meeting of such JDC) in reasonable detail on the progress of the regulatory activities for Licensed Compounds and Licensed Products; (b) provide Sanofi with copies of all Regulatory Materials filed with Regulatory Authorities in final form (including the IND) and any material communications and correspondences with Regulatory Authorities affecting the Licensed Products to the extent such items have not previously been shared with Sanofi and ([***]) do not pertain to matters relating to the Manufacture of Licensed Compounds or Licensed Products that are included in the applicable Biologic Master File; (c) notify Sanofi of any inspections of IGM or any of its Affiliates or subcontractors conducted by any Regulatory Authority or other Governmental Authority and any related findings with respect thereto, to the extent such inspections or findings relate to the Licensed Products or any activities conducted under this Agreement or the Ancillary Agreements; and (d) notify Sanofi of any regulatory activities, or correspondences with, or feedback from, the applicable Regulatory Authorities related to the IGM Platform, to the extent such activities, correspondences or feedback is reasonably likely to [***].

5.5 Adverse Events Reporting. [***], the Parties shall begin to negotiate a pharmacovigilance agreement setting forth the worldwide pharmacovigilance procedures for the Parties with respect to such Licensed Product, such as safety data sharing, adverse events reporting and safety profile monitoring (a “Pharmacovigilance Agreement”). Such procedures shall be in accordance with, and enable the Parties to fulfill, local and national regulatory reporting obligations under Applicable Law. Each Pharmacovigilance Agreement shall be executed by the Parties [***]. In addition, for any such Licensed Product that is Directed To an Oncology Collaboration Target, [***] shall establish the applicable initial global safety database [***] and such database shall be maintained by [***] until [***]. [***], [***] shall, [***], transfer such global safety database to [***] and in a format approved by [***]. The transfer of the maintenance thereof to [***] shall be in accordance with the Pharmacovigilance Agreement to be negotiated by the Parties. IGM shall provide to Sanofi pursuant to the applicable Pharmacovigilance Agreement all safety information obtained by IGM for such Licensed Products [***]. Each Party agrees to comply with its respective obligations under the Pharmacovigilance Agreement and to cause its Affiliates, and Sublicensees to comply with such obligations. In addition, each Party shall be responsible for reporting quality complaints, adverse events (including Serious Adverse Events) and safety data related to Clinical Trials involving Licensed Products for which it is the sponsor to the applicable Regulatory Authorities in the Territory, as well as responding to safety issues and to all requests of Regulatory Authorities related to the Licensed Products, in each case at its own cost.

5.6 Notification of Threatened Action. Each Party shall immediately notify the other Party of any information it receives regarding any threatened or pending action, inspection or communication by any Regulatory Authority, which is reasonably likely affect the safety or efficacy claims of any Licensed Compound or Licensed Product or the continued marketing of any Licensed Product. Upon receipt of such information, the Parties shall promptly consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action.

5.7 Remedial Actions. IGM shall notify Sanofi immediately, and promptly confirm such notice in writing, if it obtains information indicating that any Licensed Product is reasonably likely to be subject to any recall, corrective action, market withdrawal or other similar regulatory action with respect to the Licensed Product taken by virtue of Applicable Law (a “Remedial Action”). IGM shall fully assist Sanofi in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Each Party shall, and shall ensure that its Affiliates, Sublicensees, (sub)contractors and distributors shall, maintain adequate records to permit the Parties to trace the Manufacture, distribution and use of the Licensed Products, as required by Applicable Law. With respect to each Licensed Product Directed To an Oncology Collaboration Target, prior to the First BLA/MAA Approval for such Licensed Product (such occurrence, the “Oncology Remedial Action Transition”), subject to discussion with Sanofi through the JSC (or if timelines require otherwise, outside of the JSC), IGM shall have discretion with respect to any matters relating to a Remedial Action in the Territory ([***]), including any decision to commence such Remedial Action and the control over such Remedial Action. For (1) [***], (2) [***] and (3) [***], in each case (1), (2) and (3), Sanofi shall have sole discretion with respect to any matters relating to any Remedial Action in the Territory, including the decision to commence such Remedial Action and the control over such Remedial Action. Without limiting any indemnification obligation IGM or Sanofi may have under this Agreement, (a) [***] and (b) [***]; provided that to the extent such Remedial Action (and the resulting, attributable costs and expenses) results from (i) [***], or (ii) [***].

ARTICLE 6

MANUFACTURING

6.1 Generally. Subject to the terms and conditions of this Agreement, on a Licensed Product-by-Licensed Product basis and, if relevant, pursuant to the applicable Global Development Plan (prior to preparation of a Global Manufacturing Plan with respect to such Licensed Product) or Global Manufacturing Plan and subject to the oversight of the JMC:

(a) IGM will be responsible for the Manufacture of: (i) all preclinical and clinical supply, as applicable, of Investigational Compounds, Licensed Compounds and Licensed Products for use by or on behalf of IGM in connection with activities allocated to IGM pursuant to any Research Plan or Global Development Plan [***]; and (ii) (x) all preclinical supply of Investigational Compounds for use by or on behalf of Sanofi in connection with Research activities allocated to Sanofi pursuant to any Research Plan [***] and (y) if relevant, Licensed Compounds and Licensed Products for use by or on behalf of Sanofi in connection with Development activities allocated to Sanofi pursuant to any Global Development Plan and expected to be initiated prior to the completion of a Manufacturing Technology Transfer pursuant to Section 6.5.2 for a particular Licensed Product (and Licensed Compound included therein), in accordance with the terms and conditions of the applicable Clinical Manufacturing and Supply Agreement and subject to [***]; and

(b) from and after the completion of the Manufacturing Technology Transfer for the applicable Licensed Product (and Licensed Compound included in such Licensed Product) pursuant to Section 6.5.2, Sanofi will be responsible for the Manufacture of, to the extent relevant: (i) all clinical supply of Licensed Compounds and Licensed Products for [***], in accordance with the applicable Clinical Manufacturing and Supply Agreement and subject to payment by IGM to Sanofi of the Manufacturing Costs of Sanofi for any such [***] supplies of such Licensed Compounds and Licensed Products; (ii) the applicable Licensed Compounds and Licensed Products (x) for use by or on behalf of Sanofi (or its Affiliates or Sublicensees) in connection with Development activities (I) allocated to Sanofi pursuant to any applicable Global Development Plan for [***] or (II) to be conducted with respect to Licensed Compounds and Licensed Products Directed To [***] for a particular [***], and (y) for all commercial supplies of Licensed Products (and Licensed Compounds included therein [***]

(c) For clarity, as between the Parties [***]

6.2 Manufacturing Updates.

6.2.1 IGM will update the JMC (or prior to the assumption of responsibilities with respect to the applicable Licensed Product by the JMC, will update the applicable JDC), at least quarterly, in reasonable detail, on the progress of Manufacturing activities conducted by or on behalf of IGM for, or reasonably relevant to, each Licensed Product, and such matters may be discussed by the Parties at the quarterly JMC meetings. In addition, on an annual basis, with respect to each Investigational Compound, Licensed Compound or Licensed Product for which a Third Party has not been established as a qualified CMO, if IGM is the Party responsible for the applicable Manufacturing activities, IGM shall request a volume-tiered pricing quote with respect to such Investigational Compound, Licensed Compound or Licensed Product or the relevant Manufacturing activities related thereto from a CMO that is reasonably acceptable to both Parties, experienced in the Manufacturing of Antibodies and capable of Manufacturing the Licensed Compounds and Licensed Products.

6.2.2 Without limitation of the foregoing Section 6.2 (Manufacturing Updates), as part of the Milestone Data Package for [***], and [***] for so long as IGM is [***], IGM shall provide a written update to the JMC regarding progress against the Manufacturing capacity plan module of the applicable Global Manufacturing Plan.

6.2.3 Without limitation of the foregoing Section 6.2 (Manufacturing Updates), on a Collaboration Target-by-Collaboration Target basis, [***] the Completion [***] first [***] Clinical Trial with respect to a Licensed Product Directed To such Collaboration Target, IGM shall notify Sanofi of proposed changes to the Manufacturing process with respect to the applicable Licensed Compound or Licensed Product, as set forth in greater detail in the applicable Clinical Quality Agreement and Clinical Manufacturing and Supply Agreement, for review by Sanofi’s quality and regulatory functions (subject to Section 6.7 (Confidentiality of Non-Public CMC Information), if applicable), and [***], as set forth in greater detail in the applicable Clinical Quality Agreement and Clinical Manufacturing and Supply Agreement.

6.2.4 Similarly, Sanofi shall [***], as set forth in greater detail in the applicable Clinical Quality Agreement and Clinical Manufacturing and Supply Agreement.

6.3 Global Manufacturing Plan.

6.3.1 Generally. On a Licensed Product-by-Licensed Product basis, IGM will conduct [***], and Sanofi will conduct Manufacturing activities for Licensed Compounds and Licensed Products to the extent for [***] in accordance with a detailed written plan (each, a “Global Manufacturing Plan”) that includes those elements set forth on Schedule 6.3.1 (Global Manufacturing Plan Elements). Any amendments to a Global Manufacturing Plan will be subject to Section 6.3.3 (Amendments to Global Manufacturing Plans) and Section 8.6.2(b) (JMC Specific Responsibilities). In the event of any inconsistency between a Global Manufacturing Plan, on one hand, and this Agreement or the applicable Clinical Manufacturing and Supply Agreement, on the other hand, the terms of this Agreement or such Clinical Manufacturing and Supply Agreement, as the case may be, will prevail.

6.3.2 Initial Global Manufacturing Plans. On a Licensed Product-by-Licensed Product basis, initial Global Manufacturing Plans for each Licensed Product shall be discussed, prepared, and recommended for approval by the JMC, and approved by the JSC, within [***].

6.3.3 Amendments to Global Manufacturing Plans. From time to time [***], and on a Licensed Product-by-Licensed Product basis, the JMC will discuss and prepare amendments, as appropriate, to each then-current Global Manufacturing Plan. Each amended Global Manufacturing Plan will become effective and supersede the previous Global Manufacturing Plan as of the date of approval by the JSC. Each Party may propose amendments to any Global Manufacturing Plan at any time to reflect any material developments or adjustments to the applicable Manufacturing activities, provided that any such amended Global Manufacturing Plan will at all times meet the requirements set forth in Section 6.3.1 (Global Manufacturing Plans—Generally). Each Party will promptly provide any such proposed amendment to the Global Manufacturing Plan to the JMC for review and discussion. The JMC will meet within [***] to review and discuss any such proposed amendment and the JSC will meet within [***] to determine whether to approve such amendment. No update or amendment to the Global Manufacturing Plan will be effective unless and until approved by the JMC in accordance with Section 8.6.2(b) (JMC Specific Responsibilities).

6.4 Manufacturing Responsibility for IGM. IGM will use Commercially Reasonable Efforts to conduct and to timely complete the Manufacturing activities for which IGM is responsible under each Global Development Plan or Global Manufacturing Plan, or the applicable Clinical Manufacturing and Supply Agreement or Clinical Quality Agreement, in each case, pursuant to the timelines set forth therein (as such timelines may be amended from time to time by the JMC) and under the oversight of the JMC.

6.5 Manufacturing Technology Transfer [***].

6.5.1

6.5.1 [***]. Within [***] days after the payment by Sanofi of the [***] or the [***] for [***] Targets, as applicable, for the [***] Licensed [***] basis, IGM shall place the [***], and to the extent [***].

6.5.2 Manufacturing Technology Transfer. On a [***]: (i) promptly following the [***] (x) IGM shall [***] (in accordance with Section 2.3.3 (Sanofi Research, Development, Manufacturing and Commercialization), (y) the Parties shall [***] such [***] within [***] months after the [***] for [***], and (z) IGM shall allocate sufficient resources to such [***] activities to perform its obligations as required by this Section 6.5.2; and (ii) Sanofi shall [***] conduct any activities [***] with respect to the applicable Licensed Product (and the Licensed Compound included in such Licensed Product) to [***] or [***] designated [***]. The provisions of 6.7 (Confidentiality of Non-Public CMC Information) shall apply in connection with any such [***] to the extent provided therein. Upon the successful completion of the [***] for a particular Licensed Product, [***]; provided that [***]; provided [***]/

6.5.3 Manufacturing Process Development Activities.

(a) Promptly following the [***] for a particular Licensed Product, the Parties shall cooperate to prepare a plan for the conduct of manufacturing process Development activities for such Licensed Product, which may include [***] of a Licensed Compound or Licensed Product. Such plan shall: (i) be included in the Global Development Plan or the Global Manufacturing Plan for such Licensed Product; (ii) include an allocation of responsibility between IGM and Sanofi with respect to the conduct of the manufacturing process Development activities outlined in such plan; and (iii) be subject to review and approval by the JDC and JMC to the same extent as such Global Development Plan or Global Manufacturing Plan, as applicable. [***].

(b) The Parties shall meet every six (6) months at the JMC and review in good faith the progress of the manufacturing process Development activities outlined in the applicable Global Development Plan or Global Manufacturing Plan for each Licensed Product.

6.5.4 Quality Audits. On a Licensed Product-by-Licensed Product basis, [***], Sanofi shall have the right to perform technical and quality audits of IGM’s or its CMO’s facilities for the Manufacture of the applicable Licensed Compound and Licensed Product, including [***] with respect to each such Licensed Compound and each such Licensed Product ([***]) upon reasonable advance notice; provided, for clarity, [***], or previously conducted [***]. These audits for a Licensed Compound or Licensed Product would occur [***]. Sanofi shall promptly provide the results of any such audit to IGM and, if any audit pursuant to this Section 6.5.4 (Quality Audits) reveals [***], IGM shall prepare and provide to Sanofi and the JMC a quality failure remediation plan that is intended to address and resolve [***] (such plan, also a “Manufacturing Quality Remediation Plan”). [***] Promptly following IGM’s delivery of such a Manufacturing Quality Remediation Plan, the JMC shall meet to review and approve such Manufacturing Quality Remediation Plan, and if the JMC is unable to reach consensus on such Manufacturing Quality Remediation Plan, such dispute shall [***]. [***] following the approval of a Manufacturing Quality Remediation Plan pursuant to this Section 6.5.4 (Quality Audits), IGM shall [***].

6.6 Related Agreements. If (a) the applicable Global Development Plan or Global Manufacturing Plan [***] prior to completion of the [***] pursuant to Section 6.5.2 or (b) [***], then, in each case, at [***], the Parties will enter into one or more manufacturing and supply agreements (each, a “Clinical Manufacturing and Supply Agreement”), and associated quality agreements based on the applicable template of the quality agreement attached hereto as Exhibit A (each, a “Clinical Quality Agreement”). Subject to the terms and conditions of this Agreement, pursuant to this Agreement and the applicable Clinical Manufacturing and Supply Agreement and Clinical Quality Agreement, which [***] shall [***] the applicable Licensed Compounds and Licensed Products. Any Clinical Manufacturing and Supply Agreement will contain terms and conditions with respect to [***]. In the event of any inconsistency between this Agreement, on one hand, and the applicable Clinical Manufacturing and Supply Agreement or Clinical Quality Agreement, on the other hand, the terms of this Agreement will prevail except to the extent the Clinical Manufacturing and Supply Agreement or Clinical Quality Agreement, as applicable, expressly references the provisions of this Agreement to be superseded.

6.7 Confidentiality of Non-Public CMC Information. [***] Without limiting IGM’s obligations to transfer [***] information to Sanofi, IGM will [***] a [***] with respect to each [***] where such a [***] and provide [***] for purposes of any [***].

ARTICLE 7

COMMERCIALIZATION

7.1 Generally.

7.1.1 Subject to the terms and conditions of this Agreement, on a Licensed Product-by-Licensed Product basis, Sanofi will have the sole and exclusive right to Commercialize (and will solely and exclusively control, at its discretion, the Commercialization of), by itself or with or through its Affiliates, Sublicensees or other Third Parties, the Licensed Products in the Field in the Territory, including [***].

7.1.2 For each Oncology Collaboration Target, [***]; provided that [***].

7.1.3 For each Immunology Collaboration Target, [***].

7.2 Commercialization Strategy. On a [***] basis, Sanofi will Commercialize Licensed Products Directed To [***] in accordance with a written strategy comprised of (a) [***], (b) [***] (collectively, the “Major Markets” and each such country, a “Major Market”) and (c) [***] (each, a “Commercialization Strategy”).

7.3 Initial Commercialization Strategies. At least [***] prior to the anticipated date of First Commercial Sale of each applicable Licensed Product Directed To an [***], unless a different timing is agreed upon by the JCC, the initial Commercialization Strategy for each such Licensed Product shall be prepared by Sanofi, and submitted to the JCC for comment, which comments Sanofi shall consider in good faith.

7.4 Commercialization Updates. On a [***] basis, for each applicable Licensed Product Directed To [***], beginning [***] for such Licensed Product in the Territory and ending upon [***], Sanofi will submit, in accordance with this Section 7.4 (Commercialization Updates) below, a [***] report [***]. Sanofi will submit each such report [***].

7.5 Commercialization Costs.

7.5.1 For Oncology Collaboration Targets.

(a) Profit/Loss Sharing. With respect to each Oncology Collaboration Target, and on a [***] basis, the Commercialization Costs incurred by or behalf of Sanofi or its Affiliates in the performance of the Commercialization activities with respect to such Oncology Collaboration Target under this Agreement in the Territory will be (a) subject to Section 7.5.1(b) (Commercialization Budget) and Section 14.2 (Opt-Out Right), shared equally by the Parties to the extent incurred with respect to the Profit/Loss Share Territory in accordance with the Profit/Loss Share and (b) borne solely by Sanofi to the extent incurred with respect to the Royalty Territory (including, following the Opt-Out Effective Date if IGM has exercised the Opt-Out for a particular Collaboration Target pursuant to Section 14.2 (Opt-Out Right)). Sanofi shall [***].

(b) Commercialization Budget.

(i) On a [***] basis for each Licensed Product Directed To an Oncology Collaboration Target, [***] (each, a “Commercialization Budget”) at least [***] prior to the anticipated date of First Commercial Sale of such Licensed Product in the first country of the Profit/Loss Share Territory and each Commercialization Budget shall cover Commercialization activities proposed to be conducted for the [***] and at least [***]; provided that the first Commercialization Budget for each Oncology Collaboration Target shall include the budget the period [***]. The Commercialization Budget for each Oncology Collaboration Target, and any material amendments each subsequent Commercialization Budget for such Oncology Collaboration Target, shall be subject to the approval of the JCC, as provided in Section 8.5 (Joint Commercialization Committee). Without limiting the foregoing, [***]. Further, from time to time ([***]), [***]. Without limiting this Section 7.5.1(b)(i) above, [***].

(ii) Sanofi will [***].

7.5.2 For Immunology Collaboration Targets. On a [***] basis for each Licensed Product Directed To an Immunology Collaboration Target, as between the Parties, the Commercialization Costs incurred by or behalf of Sanofi or its Affiliates in the performance of the Commercialization activities with respect to such Licensed Product under this Agreement in the Territory will be borne solely by Sanofi.

7.6 [***].

7.7 Pricing Approvals, Market Access, and Combination Product Decisions in the Territory. For all Licensed Products in the Territory, Sanofi will exclusively control, and, in the case of Licensed Products Directed To Oncology Collaboration Targets for which IGM has not exercised its Opt-Out, will keep IGM reasonably informed of, via [***] updates to the JCC: (a) [***], (b) [***], and (c) [***]. IGM will provide Sanofi with reasonable assistance and cooperation with respect to obtaining Pricing Approvals for all such Licensed Products, at Sanofi’s reasonable request and cost.

7.8 Medical Affairs. For clarity, [***] hereunder. On a [***] basis, Sanofi will perform Medical Affairs Activities for such Licensed Products in the Territory in its sole discretion, and will keep IGM reasonably informed of such activities, provided that in the case of each Oncology Collaboration Target with respect to which IGM has not exercised its Opt-Out, Sanofi shall provide such [***] updates to IGM via the JCC, and otherwise to the extent necessary in connection with the inclusion [***]. For clarity, for each Oncology Collaboration Target, [***] costs that arise during the Profit/Loss Share Term.

7.9 Discounting. Notwithstanding any other provision in this Agreement, [***].

ARTICLE 8

GOVERNANCE

8.1 Alliance Manager. Within [***], each Party will appoint an individual to act as the alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager will thereafter attend meetings of each Committee and any Subcommittee as a nonvoting member. The Alliance Managers will be the primary point of contact for the Parties regarding the activities under this Agreement and any Ancillary Agreement and will help facilitate communications regarding all such activities hereunder. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

8.2 Joint Steering Committee.

8.2.1 JSC Membership. Promptly, and in any event within [***], the Parties will establish a joint steering committee (the “JSC”) to oversee the Collaboration, including the Research, Development, Manufacturing and Commercialization activities of the Parties for all Collaboration Targets. The JSC will be comprised of [***], and the Alliance Managers will also attend JSC meetings in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the JSC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate technical credentials, experience and knowledge pertaining to and ongoing familiarity with the activities hereunder, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JSC. The JSC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.2.2 JSC Specific Responsibilities. The JSC’s specific responsibilities are as follows:

(a) set the strategic direction for the Collaboration;

(b) approve each Research Plan or amendment thereto, in accordance with the timeframes set out in Section 3.5.2 (Initial Research Plans) and Section 3.5.3 (Amendments to Research Plans), as applicable;

(c) approve each Global Development Plan or amendment thereto, in accordance with the timeframes set out in Section 4.2.2 (Initial Global Development Plans) and Section 4.2.3 (Amendments to Global Development Plans), as applicable;

(d) approve each Global Manufacturing Plan or amendment thereto, in accordance with the timeframes set out in Section 6.3.2 (Initial Global Manufacturing Plans) and Section 6.3.3 (Amendments to Global Manufacturing Plans), as applicable;

(e) identify a Party to lead negotiations with the applicable Third Party licensor for any Potential In-License, to the extent set forth in Section 9.6 (In-License Agreements);

(f) (i) on receipt of a substantially finalized draft Potential In-License, review and, to the extent set forth in Section 9.6 (In-License Agreements), determine whether to approve such Potential In-License as a Collaboration In-License for the applicable Collaboration Target or (ii) to the extent set forth in Section 9.6 (In-License Agreements), determine whether to approve an Existing In-License Agreement, as a Collaboration In-License for the applicable Collaboration Target;

(g) in coordination with the JIPC, review and discuss Potential In-Licenses (including related proposed economics) or an Existing In-License Agreement;

(h) review, discuss and approve any decisions or disputes within the decision-making authority of a Committee submitted by such Committee (other than the JIPC) to the JSC;

(i) establish, but not delegate decision-making authority to, such additional Subcommittees as it deems necessary to achieve the objective and intent of this Agreement; and

(j) perform such other duties as are specifically assigned to the JSC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

8.2.3 Discontinuation of JSC. The JSC will remain in existence throughout the Term, unless [***]. The JSC may be terminated with respect to a Collaboration Target pursuant to Section 14.2.3(c) (Disbandment of Committees).

8.3 Joint Research Committee.

8.3.1 JRC Membership. The Parties will establish a joint research committee with respect to the Oncology Collaboration Targets and a joint research committee with respect to the Immunology Collaboration Targets (each, “JRC”) promptly [***] to act as a forum to review, discuss and oversee Research activities under this Agreement. Each JRC will be comprised of [***] and the Alliance Managers or their designees will also attend JRC meetings in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the applicable JRC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate technical credentials, experience and knowledge pertaining to and ongoing familiarity with the Research activities hereunder, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the applicable JRC. Each JRC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.3.2 JRC Specific Responsibilities. Each JRC’s specific responsibilities are as follows:

(a) discuss, review and [***] the initial draft of each Research Plan with respect to the applicable Collaboration Targets and any amendments to each Research Plan, and recommend such Research Plans and any such amendments for approval by the JSC, in each case, in accordance with the timeframes set out in Section 3.5.2 (Initial Research Plans) and Section 3.5.3 (Amendments to Research Plans), as applicable;

(b) with respect to each Immunology Collaboration Target, discuss and determine each [***] as specified in the applicable Research Plan, including [***];

(c) discuss and determine whether to approve [***] determination that, with respect to an applicable Collaboration Target, any then-current or potential Lead Candidate for such Collaboration Target would be futile to continue to pursue for technical or scientific reasons (any dispute arising under this clause (b), a “Target Failure Dispute”);

(d) discuss the selection of (i) Lead Candidates and Back-up Candidates with respect to the applicable Collaboration Targets pursuant and subject to Section 3.7 (Lead Candidate Designation) and (ii) New Secondary Targets with respect to Immunology Collaboration Targets for inclusion as Secondary Targets in the applicable Research Plan(s), pursuant and subject to the processes set forth herein, including Sections 3.2.1 (Initial Collaboration Targets) and 3.3 (Gatekeeping);

(e) [***];

(f) review, discuss and approve additional Third Party contractors as Approved Third Party Contractors for Research activities hereunder;

(g) [***];

(h) discuss safety and other ethical concerns of a Party with respect to any applicable Research Plan;

(i) oversee and coordinate the Research activities under the applicable Research Plans;

(j) review and discuss the written reports or presentations regarding each Party’s Research activities with respect to the applicable Collaboration Targets, pursuant to Section 3.9.1 (Information Sharing); and

(k) perform such other duties as are specifically assigned to the applicable JRC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

8.3.3 Discontinuation of JRC. The applicable JRC will disband and terminate on the date when [***], or as the Parties mutually agree.

8.4 Joint Development Committee.

8.4.1 JDC Membership. The Parties will establish a joint development committee with respect to the Oncology Collaboration Targets and a joint development committee with respect to the Immunology Collaboration Targets (each, a “JDC”) [***] to act as a forum to review, discuss and oversee Development activities under this Agreement with respect to the applicable Collaboration Targets and, in the case of each Licensed Product Directed To an Oncology Collaboration Target, to review, discuss, and approve the applicable Cost-Share Development Budget. Each JDC will be comprised of [***], and the Alliance Managers or their designees will also attend meetings of such JDC in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the applicable JDC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate technical credentials, experience and knowledge pertaining to and ongoing familiarity with the applicable Development activities hereunder, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of such JDC. Each JDC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.4.2 JDC Specific Responsibilities. Each JDC’s specific responsibilities are as follows:

(a) discuss, review and [***] the initial draft of each Global Development Plan with respect to the applicable Collaboration Targets and any amendments to each such Global Development Plan, and recommend such Global Development Plans and any such amendments for approval by the JSC, in each case, in accordance with the timeframes set out in Section 4.2.2 (Initial Global Development Plans) and Section 4.2.3 (Amendments to Global Development Plans), as applicable;

(b) review, discuss and approve (such approval not to be unreasonably withheld, conditioned, or delayed) additional Third Party contractors proposed as Approved Third Party Contractors for Development activities hereunder;

(c) discuss, review and approve each protocol synopsis for a Clinical Trial under any Global Development Plan with respect to an Oncology Collaboration Target [***], an Immunology Collaboration Target;

(d) [***]

(e) discuss patient safety and other ethical concerns of a Party with respect to any Global Development Plan with respect to an Oncology Collaboration Target or, [***], an Immunology Collaboration Target;

(f) with respect to an Oncology Collaboration Target or, [***], an Immunology Collaboration Target, discuss, review, and determine whether any Development activity with respect to the applicable Collaboration Target [***] (and any dispute regarding such matter would be, a “Patient Safety Dispute”) or [***] (such prioritization, “Clinical Trial Prioritization”);

(g) oversee and coordinate the IGM Development Activities, Sanofi Development Activities and, if applicable, Additional Development Activities;

(h) review and discuss the written reports or presentations regarding IGM Development Activities, Sanofi Development Activities and, if applicable, Additional Development Activities, in each case, with respect to the applicable Collaboration Target, pursuant to Section 4.6.1 (Information Sharing);

(i) with respect to an Oncology Collaboration Target or, [***], an Immunology Collaboration Target, review and discuss the progress of the regulatory activities with respect to Regulatory Materials for which each Party is the Regulatory Lead, in each case, with respect to the applicable Collaboration Target, pursuant to Section 5.4 (Regulatory Reporting and Updates);

(j) [***]

(k) with respect to each Oncology Collaboration Target:

(i) [***] the applicable Cost-Share Development Budget, and amendments thereto, in accordance with the applicable timeframes;

(ii) discuss and determine whether to approve any [***];

(iii) in the event Supply Costs under the applicable Cost-Share Development Budget increase [***];

(iv) discuss and determine the [***] with respect to the applicable Cost-Share Development Activities in the Territory; and

(v) perform such other duties as are specifically assigned to the JDC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

8.4.3 Discontinuation of JDC. The applicable JDC will terminate, on a Collaboration Target-by-Collaboration Target basis, (a) on the earlier of (i) [***], (ii) [***] or (iii) [***] or (b) as the Parties mutually agree, and shall disband when terminated with respect to all applicable Licensed Products, or as the Parties mutually agree.

8.5 Joint Commercialization Committee.

8.5.1 JCC Membership. The Parties will establish [***] (a) [***] or (b) [***], a joint commercialization committee (the “JCC”), in each case, to act as a forum to review, discuss and oversee high-level Commercialization strategy under the Collaboration for each Licensed Product Directed To an Oncology Collaboration Target, and to review, discuss and approve the Commercialization Budget and the Commercialization strategy in the Profit/Loss Share Territory for each such Licensed Product. The JCC will be comprised of [***]. The Alliance Managers or their designees will also attend JCC meetings in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the JCC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate business credentials, experience and knowledge pertaining to and ongoing familiarity with the Commercialization Activities for each Licensed Product Directed To an Oncology Collaboration Target, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JCC. The JCC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.5.2 JCC Specific Responsibilities. The JCC’s specific responsibilities are as follows, on a [***] basis, with respect to [***]:

(a) [***] the applicable Commercialization Budget, and amendments thereto, in accordance with the applicable timeframes;

(b) discuss and determine whether to approve any [***];

(c) in the event Supply Costs under the applicable Commercialization Budget increase [***]

(d) discuss and determine the [***] with respect to the applicable Commercialization Activities in the Territory;

(e) review and discuss any written reports or presentations regarding Sanofi’s Commercialization activities in the Profit/Loss Share Territory, pursuant to Section 7.4 (Commercialization Updates);

(f) receive updates with respect to pricing of Licensed Products Directed To each Collaboration Target in each country of the Profit/Loss Share Territory, as well as strategies for the procurement of any necessary pricing and reimbursement approvals, and reimbursement and discount strategies in each such country; and

(g) perform such other duties as are specifically assigned to the JCC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

Notwithstanding anything to the contrary herein, [***]

8.5.3 Discontinuation of JCC. The JCC will terminate, on a Licensed Product-by-Licensed Product basis, upon the [***], or as the Parties mutually agree, and will disband upon the [***], or the date of termination of pursuant to Section 14.2.3(c) (Disbandment of Committees), or as the Parties mutually agree.

8.6 Joint Manufacturing Committee.

8.6.1 JMC Membership. The Parties will establish a joint manufacturing committee (the “JMC”) within [***], to act as a forum to review, discuss and oversee Manufacturing activities under this Agreement. The JMC will be comprised of [***]. The Alliance Managers or their designees will also attend JMC meetings in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the JMC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate business credentials, experience and knowledge pertaining to and ongoing familiarity with the Manufacturing activities hereunder, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JMC. The JMC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.6.2 JMC Specific Responsibilities. The JMC’s specific responsibilities are as follows, on a Licensed Product-by-Licensed Product basis:

(a) discuss the quarterly Manufacturing updates provided by IGM pursuant to Section 6.2 (Manufacturing Updates) in coordination with any applicable JDC and the JCC;

(b) discuss and review an initial draft of the Global Manufacturing Plan prepared by IGM and any amendments to the Global Manufacturing Plan in coordination with any applicable JDC and the JCC, and approve each such Global Manufacturing Plan or amendment thereto, in accordance with the timeframes set out in Section 6.3.2 (Initial Global Manufacturing Plans) and Section 6.3.3 (Amendments to Global Manufacturing Plans);

(c) [***];

(d) review, discuss [***] any [***];

(e) with respect to each Oncology Collaboration Target, in the event Supply Costs under the applicable Cost-Share Development Budget or Commercialization Budget increase [***];

(f) in the event any planned Manufacturing capacity expansion activities by IGM or Sanofi under the applicable Global Manufacturing Plan are delayed [***];

(g) review of any quality audit(s) and any remediation plan(s) required as a result of such audit(s);

(h) review and discuss the status and coordination of the Manufacturing activities under the applicable Global Manufacturing Plan, the applicable Clinical Manufacturing and Supply Agreement, and regulatory matters as they relate to Manufacturing activities under the Collaboration;

(i) discuss and review any Clinical Trial Prioritization pursuant to Section 4.3.3 (Prioritization) as may relate to supply of Licensed Product, in coordination with the JDC;

(j) review and discuss the terms included within any CMO agreement relating to the Collaboration before such agreement is signed by a Party; and

(k) perform such other duties as are specifically assigned to the JMC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

8.6.3 Discontinuation of JMC. The JMC will disband and terminate on the date when [***].

8.7 Joint Finance Committee.

8.7.1 Joint Finance Committee Membership. The Parties will establish a joint finance committee (the “JFC”) [***] to act as a forum to review, discuss, coordinate and oversee financial reporting by the Parties with respect to the Profit/Loss Share for each of the Oncology Collaboration Targets and to discuss and resolve financial disputes in connection therewith. The JFC will be comprised of [***]. The Alliance Managers or their designees will also attend JFC meetings in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the JFC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate business credentials, experience and knowledge pertaining to and ongoing familiarity with the finance and accounting activities related to this Agreement and Ancillary Agreements, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JFC. The JFC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.7.2 JFC Specific Responsibilities. The JFC’s specific responsibilities with respect to each Oncology Collaboration Target are as follows:

(a) oversee and coordinate the Profit/Loss Share accounting by the Parties under this Agreement, including as described in Section 9.4.2(b) (Reports and Payments in General);

(b) to discuss (but, for clarity, not determine or approve), [***];

(c) to resolve any disagreement between the Parties regarding the calculation of Allowable Expenses or Net Revenues (including [***]), the amount of any Balancing Payment or otherwise to the determination of the Profit/Loss Share;

(d) to the extent requested by the JDC, JCC or JSC, provide assistance with respect to the applicable Cost-Share Development Budget or Commercialization Budget;

(e) provide a forum for review and discussion of each Cost-Share Development Budget or Commercialization Budget and amendment thereto [***];

(f) review Supply Costs and other Manufacturing costs and monitor the budget, expense and revenue reporting requirements between the Parties related to the applicable Oncology Collaboration Target in the Profit/Loss Share Territory to ensure that each Party is able to comply with its respective internal financial and audit reporting requirements and, as appropriate, recommending to the JSC for approval (but, for clarity, subject to Section 16.5 (Waivers and Modifications)), changes to the reporting requirements under this Agreement; and

(g) perform such other duties as are specifically assigned to the JFC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

8.7.3 Discontinuation of JFC. The JFC will terminate, on a Licensed Product-by-Licensed Product basis with respect to each Licensed Product Directed To an Oncology Collaboration Target, upon the [***], or the date of [***], or as the Parties mutually agree, and will disband upon the [***], or as the Parties mutually agree.

8.8 Joint Intellectual Property Committee.

8.8.1 JIPC Membership. The Parties will establish a joint intellectual property committee (the “JIPC”) [***], to coordinate the Prosecution and Maintenance of Patents in accordance with ARTICLE 10 (Intellectual Property Matters). The JIPC will be comprised of [***]. The Alliance Managers or their designees will also attend JIPC meetings in a non-voting capacity. Subject to the foregoing, each Party may change its respective representatives to the JIPC from time to time, in its sole discretion, effective upon notice to the other Party designating such change. Representatives from each Party will have appropriate legal credentials, experience and knowledge pertaining to and ongoing familiarity with the intellectual property related to this Agreement and Ancillary Agreements, as well as appropriate seniority and authority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JIPC. The JIPC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.

8.8.2 JIPC Specific Responsibilities. The JIPC’s specific responsibilities are as follows:

(a) coordinate the Parties’ efforts in accordance with the provisions set forth in ARTICLE 10 (Intellectual Property Matters);

(b) to the extent set forth in Section 9.6 (In-License Agreements), in coordination with the JSC, review and discuss Potential In-Licenses (including related proposed economics); and

(c) perform such other duties as are specifically assigned to the JIPC under this Agreement or as may be otherwise mutually agreed by the Parties from time to time.

8.8.3 Discontinuation of JIPC. The JIPC will disband and terminate on the date when [***], or as the Parties mutually agree.

8.9 Meetings & Expenses.

8.9.1 Committee Meetings. The JSC will meet [***]. Each other Committee will meet once every Calendar Quarter or more frequently as may be agreed by the Parties. The location for meetings will alternate between IGM and Sanofi facilities (or such other location as is determined by such Committee). Alternatively, the Committees may meet by means of teleconference, videoconference or other similar means. Each Party may also call for special meetings to discuss particular matters within the jurisdiction of the applicable Committee upon [***]. The Alliance Managers will be responsible for scheduling JSC meetings, agenda-setting, documenting meeting minutes and following up on action items. Each Committee (other than the JSC) will designate a co-chairperson from each Party, who will be responsible for scheduling all such Committee meetings, agenda-setting, documenting meeting minutes and following up on action items. These responsibilities will alternate between the Parties or each co-chairperson, as applicable, with Sanofi’s Alliance Manager taking the responsibility for the first meeting of the JSC and Sanofi’s co-chairperson taking the responsibility for the first meeting of each other Committee. The responsible Alliance Manager or co-chairperson, as applicable, for a specific Committee meeting will send meeting minutes to the Alliance Manager or co-chairperson, as applicable, of the other Party [***] after a meeting for the review, comment, and approval of such other Party. Such other Party will [***] review and to approve or provide comments to the minutes (such approval not to be unreasonably withheld, conditioned or delayed). The minutes will be considered final [***] if no response of approval or correction by the Party who received the last draft, in all instances, no later than the next meeting. The meeting minutes and other Committee materials will be hosted by Sanofi on one or more online sharepoints or similar repositories, or through other channels as may be agreed by the Parties.

8.9.2 Other Members; Expenses. As appropriate, additional employees or consultants of each Party may from time to time attend the Committee meetings as non-voting guests; provided that any such consultant will agree in writing to comply with the confidentiality obligations substantially similar to those under ARTICLE 11 (Confidentiality); and provided, further that no Third Party personnel may attend unless otherwise agreed by both Parties and such Third Party is bound by confidentiality obligations substantially similar to those under ARTICLE 11 (Confidentiality). Each Party will bear its own expenses related to the attendance of the Committee meetings by its representatives.

8.10 Decision Making.

8.10.1 Generally. Each Party will have one vote at each Committee. Each Committee will endeavor to make decisions by consensus. In the absence of consensus, any dispute will be escalated as provided in Section 8.10.2 (JSC Decisions) through Section 8.10.7 (JIPC Decisions).

8.10.2 JSC Decisions. In the absence of consensus at the JSC, any dispute will be escalated to the Executive Officers, and if the Executive Officers are unable to resolve such dispute within [***] Business Days after such matter has been referred to them, then the following shall apply:

(a) for all disputes with respect to a [***], after escalation to the Executive Officers as described in Section 8.10.2 (JSC Decisions) above, [***]; provided, that notwithstanding the foregoing, (i) [***] (1) [***] or (2) [***] (ii) [***] and (iii) [***], provided that (A) [***], (B) [***] (C) neither Party shall have final decision-making authority with respect to [***], and an Expert Panel shall determine whether [***];

(b) for all disputes with respect to a Global Development Plan, after escalation to the Executive Officers as described in Section 8.10.2 (JSC Decisions) above:

(i) [***]; provided that neither Party will have final decision-making authority as to [***]

(ii) [***];

(iii) [***]; provided that, notwithstanding anything to the contrary in the foregoing clauses (i) through (iii) of this Section 8.10.2(b) (JSC Decisions), [***]

(iv) [***] with respect to [***]; and

(v) with respect to [***]

(c) for all disputes relating to [***], except that:

(i) for all disputes with respect to: (x) [***], (y) [***] or (z) [***] (1) [***] (z) [***]; and

(ii) subject to the foregoing clause (i), any disputes relating to matters with respect to (x) the [***] (including [***]), (y) the amount of [***] or (z) otherwise to the determination of the [***] ([***]) would be subject [***];

(d) for all disputes relating to a [***].

8.10.3 JRC and JDC Decisions. In the absence of consensus at each JRC or JDC, the following shall apply:

(a) each Party will [***]. [***]; and

(b) any dispute with respect to a matter within the decision-making authority of the applicable JRC or JDC, as applicable, not covered by the foregoing clause (a) will be escalated to the JSC and subject to resolution in accordance with Section 8.10.2 (JSC Decisions) above to the extent that the JSC cannot reach unanimous agreement on such matter.

8.10.4 JCC Decisions. In the absence of consensus at the JCC with respect to matters within the decision-making authority of the JCC, any dispute will be escalated to the JSC (for clarity, including any dispute with respect to any Commercialization Budget) and subject to resolution in accordance with Section 8.10.2 (JSC Decisions) above to the extent that the JSC cannot reach unanimous agreement on such matter.

8.10.5 JMC Decisions. In the absence of consensus at the JMC with respect to a matter within the decision-making authority of the JMC, the following shall apply:

(a) [***]. [***];

(b) any other dispute with respect to a matter within the decision-making authority of the JMC and not covered by the foregoing clause (a) or (b) will be escalated to the JSC.

8.10.6 JFC Decisions. In the absence of consensus at the JFC with respect to a matter within the decision-making authority of the JFC, any dispute will be escalated to the JSC.

8.10.7 JIPC Decisions. In the absence of consensus at the JIPC with respect to a matter within the decision-making authority of the JIPC, the following shall apply:

(a) [***]

(b) [***] and

(c) [***]

8.11 Other Committees. The Parties may mutually agree to establish other committees or working groups, as a standing committee or working group or on an ad hoc basis for the purposes of a specific project, as may be necessary or desirable to facilitate the activities under this Agreement and Ancillary Agreements, with functions and authorities consistent with the terms and provisions of the joint committees established pursuant to this ARTICLE 8 (Governance) above.

8.12 Scope of Committee Authority. For clarity and notwithstanding the creation of the Committees, each Party will retain the rights, powers and discretion granted to it hereunder, and none of the Committees will be delegated or vested with such rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. None of the Committees, or a Party via exercise of its final decision-making authority, will have the power to (a) [***], (b) amend, waive or modify any term of this Agreement or any Ancillary Agreement, or (c) determine whether or not a Party has met (or failed to meet) its diligence or other obligations under this Agreement or any Ancillary Agreement. No decision of the Committees, or a Party via exercise of its final decision-making authority, will be in contravention of any terms and conditions of this Agreement or any Ancillary Agreement. It is understood and agreed that issues to be formally decided by the Committees are limited to those specific issues that are expressly provided for approval or determination in Section 8.2.2 (JSC Specific Responsibilities), Section 8.3.2 (JRC Specific Responsibilities), Section 8.4.2 (JDC Specific Responsibilities), Section 8.5.2 (JCC Specific Responsibilities), Section 8.6.2 (JMC Specific Responsibilities), Section 8.7.2 (JFC Specific Responsibilities) and Section 8.8.2 (JIPC Specific Responsibilities) of this Agreement, and the Disputes which relate to subjects other than those expressly set forth in the foregoing provisions will be handled according to Section 16.6 (Choice of Law; Dispute Resolution). Once a Committee is disbanded, such Committee will have no further obligations under this Agreement or any Ancillary Agreement and, thereafter, each Party will designate a contact person for the exchange of information under this Agreement or any

Ancillary Agreement, or such exchange of information will be made through the Alliance Managers. In the event a Committee is disbanded, any decisions that are designated under this Agreement or any Ancillary Agreement as being subject to the review or approval of such Committee will be reviewed or approved by the Parties directly, subject to the other terms and conditions of this Agreement, including subject to such terms and conditions with respect to decision-making authority and dispute resolution.

8.13 Day-to-Day Responsibilities. Each Party will be responsible for day-to-day implementation and operations of the activities for which it has or is otherwise assigned responsibility under this Agreement or any Ancillary Agreement; provided that such implementation is not inconsistent with the express terms of this Agreement or any Ancillary Agreement, or the decisions of the Committees within the scope of their respective decision-making authority specified herein.

ARTICLE 9

FINANCIAL TERMS

9.1 Upfront Consideration. In partial consideration of the licenses, rights, and privileges granted by IGM to Sanofi hereunder with respect to the Collaboration Targets, [***], Sanofi shall pay to IGM a one-time payment in the amount of One Hundred Fifty Million Dollars ($150,000,000) (“Upfront Consideration”) as provided in this Section 9.1. [***] following the receipt of such invoice, Sanofi shall pay to IGM the Upfront Consideration. The Upfront Consideration shall not be refundable or creditable against any future payments by Sanofi to IGM under this Agreement or any Ancillary Agreement.

9.2 Development & Regulatory Milestones For Oncology Collaboration Targets. Subject to the terms and conditions of this Agreement, Sanofi will pay the applicable amount set forth in the table below in this Section 9.2 (Development & Regulatory Milestones for Oncology Collaboration Targets) [***] by or under the authority of IGM or Sanofi of each milestone event described below [***] (each event described in (1)-(6) in the table below, a “Milestone Event,” and each respective payment, a “Milestone Payment”):

No.	Oncology Target Milestone Event	Oncology Target Milestone Data Package Event		Milestone Payment
(1)	(a) [***] or (b) [***]	[***	]	$	[***	]
(2)	[***]	[***	]	$	[***	]
(3)	[***]	[***	]	$	[***], subject to [***	]
(4)	[***]	[***	]	$	[***	]
(5)	[***]	[***	]	$	[***] subject to [***	]
(6)	[***]	[***	]	$	[***	]

Each Milestone Payment pursuant to this Section 9.2 will be payable [***], for an aggregate payment of up to (x) [***] and (y) [***] [***], regardless of the number of times the applicable Milestone Event is achieved with respect to the Candidates Directed To such Oncology Collaboration Target. If any of Milestones [***] in the table in this Section 9.2 are skipped, such skipped Milestone Event(s) will be [***]. Notwithstanding the foregoing, [***]. For clarity, [***].

9.2.1 [***] for Oncology Collaboration Targets.

(a) In the event that the Lead Candidate with respect to an Oncology Collaboration Target is not agreed by the Parties, and is instead selected by [***] pursuant to Section 3.7.2 (Lead Candidate Designation), Sanofi will have [***].

(b) In the event that (i) [***] or (ii) [***], IGM shall promptly provide Sanofi an [***], as applicable (redacted for [***]), and Sanofi will have [***]; then Sanofi shall notify IGM thereof [***].

(c) In the event that [***] is achieved by Sanofi with respect to an Oncology Collaboration Target, [***]; provided that [***].

9.2.2 Milestone Data Package Decisions for Oncology Collaboration Targets.

(a) Milestone Data Package Review. Upon achievement by IGM of each of the Milestone Data Package Events described above with respect to Milestone Event [***] in the table in Section 9.2, IGM will deliver to Sanofi (via electronic data room) a data package with respect to the Licensed Product that is the subject of the applicable [***], as described in Schedule 9.2.2(a) (Milestone Data Packages for Oncology Collaboration Targets) and the applicable Global Development Plan, which data package shall include [***] (each, a “Milestone Data Package”) for Sanofi’s use in determining whether [***]. Sanofi will have [***] after receiving each proposed Milestone Data Package for an Oncology Collaboration Target to notify IGM if such proposed Milestone Data Package is incomplete (other than with respect to [***]), [***], Sanofi, at a meeting of the applicable JDC, reasonably requested be provided by IGM with such Milestone Data Package, [***] the information that IGM is required to provide and that was not included in the relevant Milestone Data Package [***] (“Milestone Data Package Update Notice”). “Milestone Data Package Acceptance Date” means, with respect to a Milestone Data Package, [***].

(b) IGM shall [***] to provide any such required information identified in a Milestone Data Package Update Notice [***].

(c) The period beginning on [***] and ending [***] the corresponding Milestone Data Package Acceptance Date, or any extended period of time as may be agreed between the Parties, shall be the “[***]” with respect to [***] in the table in Section 9.2 for the applicable Oncology Collaboration Target. During each [***], Sanofi shall either (1) [***] or (2) [***] For the avoidance of doubt, if a [***] expires without [***].

9.2.3 Notice, Invoice and Payment of Milestone Payments for Oncology Collaboration Targets. Subject to Section 9.2.1 ([***] for Oncology Collaboration Targets) and Section 9.2.2 (Milestone Data Package Decisions for Oncology Collaboration Targets), with respect to each Milestone Event in the table in Section 9.2 above, the Party who achieves such Milestone Event (or under whose authority such Milestone Event is achieved) shall notify the other Party in writing within (a) [***] after the achievement (or deemed achievement) of a Milestone Event pursuant to this Section 9.2. Upon achievement (or deemed achievement) of a Milestone Event pursuant to this Section 9.2, [***], subject to [***]

9.3 Milestones For Immunology Collaboration Targets. Subject to the terms and conditions of this Agreement, Sanofi will pay the applicable amount set forth in the table below in this Section 9.3 (Milestones for Immunology Collaboration Targets) [***] by or under the authority of IGM or Sanofi of each milestone event described below by the Candidate [***], under this Agreement (each event described in (1)-(12) in the table below (together with the events described in Section 9.2 (Development & Regulatory Milestones for Oncology Targets) above) also, a “Milestone Event,” and each respective payment (together with the payments described in Section 9.2 (Development & Regulatory Milestones for Oncology Targets) above) also, a “Milestone Payment”):

No.	Immunology Target Milestone Event	Milestone Payment
(1)	[***]	$	[***	]
(2)	[***]	$	[***	]
(3)	[***]	$	[***], subject to [***	]
(4)	[***]	$	[***	]
(5)	[***]	$	[***	]
(6)	[***]	$	[***	]
(7)	[***]	$	[***	]
(8)	[***]	$	[***	]
(9)	[***]	$	[***	]
(10)	[***]	$	[***	]
(11)	[***]	$	[***	]
(12)	[***]	$	[***	]

Milestone Payments for Milestones Events 1-2 pursuant to this Section 9.3 shall each be payable with respect to [***] to achieve such Milestone Event. Each Milestone Payment for Milestone Events [***] pursuant to this Section 9.3 will be payable [***] for an aggregate payment of up to [***] per Immunology Collaboration Target for such Milestone Events [***], each such Milestone Payment due upon the first achievement of the applicable Milestone Event [***], regardless of the number of times the applicable Milestone Event [***] is achieved [***]. Milestone Payments for Milestone Events [***] pursuant to this Section 9.3 shall each be payable with respect to [***] to achieve such Milestone Event. If any of Milestone Events [***] in the table in this Section 9.3 above are skipped [***], such skipped Milestone Event(s) will be [***] (provided that, for clarity [***]) [***]. If Milestone Event [***] in the table in this Section 9.3 above is skipped with respect to a Collaboration Target, such skipped Milestone Event will be [***]. If Milestone Event [***] in the table in this Section 9.3 above is skipped with respect to a Collaboration Target, such skipped Milestone Event will be [***]. Similarly, if Milestone Event [***] in the table in this Section 9.3 above is skipped with respect to a Collaboration Target, such skipped Milestone Event will be [***]. Notwithstanding the foregoing, [***] provided that IGM shall [***] upon the earlier of(a) [***], (b) [***], [***] (c) [***]. If any of Milestones [***] in the table in this Section 9.3 above are skipped, such skipped Milestone Event(s) will be [***]. A [***] of the Milestones [***] in the table in this Section 9.3 will be achievable and payable in any given Calendar Year with respect to a [***] and (2) [***].

9.3.1 [***] for Immunology Target Constructs. In the event that [***] is achieved with respect to an Immunology Collaboration Target for the first Candidate to reach such [***], IGM shall promptly provide Sanofi an electronic copy [***] and Sanofi will have [***], to determine whether to [***]. If Sanofi identifies in any such electronic copy of such [***] any information that is required to be included or unredacted in such [***] but was not provided or left redacted by IGM, [***]; then Sanofi shall notify IGM thereof [***].

9.3.2 Immunology Milestone Data Package Review.

(a) Upon achievement by IGM of the Milestone Data Package Event for [***] in the table in Section 9.3, IGM will deliver to Sanofi (via electronic data room) a data package with respect to the Licensed Product that is the subject of the applicable [***] as described in Schedule 9.3.2(a) (Immunology Milestone Data Package Review) (each, also a “Milestone Data Package”) for Sanofi’s use in determining whether to [***]. Sanofi will have [***] to notify IGM if such proposed Milestone Data Package is incomplete (other than with respect to [***]), [***], and shall specifically identify the information that IGM is required to provide and that was not included in the relevant Milestone Data Package [***] (such notice, also a “Milestone Data Package Update Notice”). For clarity, the Milestone Data Package Acceptance Date with respect to a Milestone Data Package pursuant to this Section 9.3.2 shall also occur (a) if Sanofi does not timely notify IGM in writing of any [***] of such Milestone Data Package by issuing a Milestone Data Package Update Notice, [***] Business Days after the delivery to Sanofi of such Milestone Data Package, (b) if Sanofi does timely notify IGM in writing of any [***] of such Milestone Data Package by issuing a Milestone Data Package Update Notice, the earlier to occur of (i) [***] or (ii) [***]).

(b) IGM shall use [***] to provide any such required information identified in a Milestone Data Package Update Notice [***] to allow Sanofi to inform its decision whether to [***]

(c) The period beginning on [***] and ending [***] after the corresponding Milestone Data Package Acceptance Date, or any extended period of time as may be agreed between the Parties, shall be the “[***] ” with respect to corresponding [***] in the table in Section 9.3 for the applicable [***] During each [***], Sanofi shall either (i) [***], (ii) [***] (iii) [***]. For the avoidance of doubt, if a [***] expires [***].

(d) In the event that Sanofi exercises its [***] in each case pursuant to and in accordance with [***], Sanofi shall pay to IGM the Milestone Payment for [***] upon the earliest to occur of: (i) (X) [***] or (Y) if [***], (ii) A [***], (iii) [***], and (iv) [***]; provided that Sanofi may [***]. Notwithstanding anything to the contrary herein, in the event that any Milestone Event [***] Milestone Event [***] the [***] that is the subject to the applicable [***], [***] Milestone with respect to [***]; provided that, in the event Sanofi has previously paid to IGM such Milestone Payment [***].

9.3.3 [***] by Sanofi for [***]. After the achievement of Milestone Event [***] in the table in this Section 9.3 above with respect to an Immunology Collaboration Target, if IGM Completes a [***] for a Candidate Directed To a [***] that includes such Immunology Collaboration Target, then IGM shall [***].

9.3.4 Notice, Invoice and Payment of Milestone Payments for Immunology Collaboration Targets. Subject to Section 9.3.1 [***] Milestone for Immunology Collaboration Targets) and Section 9.3.2 (Immunology Milestone [***] Review), with respect to each Milestone Event in the table in Section 9.3 above, the Party who achieves such Milestone Event (or under whose authority such Milestone Event is achieved) shall notify the other Party in writing within (a) [***] and (b) [***]. In addition, together with the applicable milestone achievement notice for [***] for a particular [***], as applicable, IGM shall also provide to Sanofi: in the case of [***]. Upon notice of achievement (or deemed achievement) of a Milestone Event pursuant to this Section 9.3, or if IGM otherwise becomes aware that such a Milestone Event has been achieved, [***].

9.4 Profit/Loss Share for Oncology Collaboration Targets.

9.4.1 Sharing of Net Profits and Net Losses. On a [***] basis, during the Profit/Loss Share Term for each Licensed Product Directed To an Oncology Collaboration Target, Sanofi and IGM will share, fifty percent (50%) to IGM and fifty percent (50%) to Sanofi, the Net Profits and Net Losses of Licensed Compounds and Licensed Products Directed To such Oncology Collaboration Target in the Profit/Loss Share Territory (the “Profit/Loss Share”).

9.4.2 Calculation and Payment of Profit/Loss Share.

(a) Standard Costing. [***] may elect, in its sole discretion, prior to [***]of each Calendar Year, to establish a “standard cost” for such Calendar Year for purposes of ongoing cost accounting purposes for [***] incurred by [***] or its Affiliates for such Calendar Year and included in Allowable Expenses that are shared by the Parties pursuant to this Section 9.4 (Profit/Loss Share) for such Calendar Year (the “Standard Cost”) and, to the extent so established for a particular Calendar Year, [***] shall provide written notice to [***] of such Standard Cost prior to January 1 of such Calendar Year. Establishment and use of standard cost accounting shall be reasonable and consistent with the applicable Accounting Standard and [***] practices for its other internal and partnered pharmaceutical programs.

(b) Reports and Payments in General. During the Profit/Loss Share Term and on a [***] basis for each Licensed Product Directed To an Oncology Collaboration Target: (i) [***], each Party shall provide to the other Party and the JFC a [***] of its [***] and Allowable Expenses incurred in such Calendar Quarter with respect to such Licensed Product in the Profit/Loss Share Territory and (ii) [***] each Party shall provide to the other Party and the JFC, a written report of its [***] and Allowable Expenses incurred, along with an itemized statement of all expenses included in its calculation of such Allowable Expenses, with respect to such Licensed Product in the Profit/Loss Share Territory. [***] during the Profit/Loss Share Term, [***] will calculate the Net Profits or Net Losses and generate a report, in a format established by the JFC, that includes the outstanding amount one Party is responsible for paying the other Party such that the Parties share the Net Profits or Net Losses, as applicable, in accordance with the percentages set forth in Section 9.4.1 (Sharing of Net Profits and Net Losses) above (such report, the “Balancing Report”, and such amount, the “Balancing Amount”). Without limiting the foregoing, each Balancing Report shall include a detailed calculation of (x) Allowable Expenses and (y) Net Sales and other [***], in each case, for the applicable Licensed Product and Calendar Quarter. The Parties will discuss and address questions or objections related to the Balancing Report raised by either Party [***]. After [***] such (and without limiting each Party’s rights under Section 9.8.2 (Audit Rights)), the Party to whom the Balancing Amount is owed shall invoice the other Party, which Party shall remit the Balancing Amount within [***] (such payment, a “Balancing Payment”). If the Parties’ application of their respective Accounting Standards results in materially different methodologies for the calculation of Net Sales or other [***] or Allowable Expenses, then the JFC shall [***]. The Parties will address any dispute in relation to any Balancing Report, Balancing Amount or the related Balancing Payments through the JFC, and to the extent the JFC is unable to reach unanimous agreement, [***]

9.4.3 Allocation. To the extent any activity is conducted (or an Out-of-Pocket Cost or FTE Cost is incurred) in support of both a Licensed Product Directed To an Oncology Collaboration Target or the applicable Oncology Collaboration Target and other products, services or efforts of a Party, or are not otherwise solely attributable to Licensed Products Directed To an Oncology Collaboration Target or the applicable Oncology Collaboration Target in the Profit/Loss Share Territory, then such Out-of-Pocket Costs and FTE Costs shall be [***]. In addition, on a [***] basis, Allowable Expenses will not include [***].

9.4.4 Termination of Profit/Loss Share. The Profit/Loss Share, on a Licensed Product-by-Licensed Product and country-by-country basis, shall terminate upon the expiration of the Profit/Loss Share Term with respect to the applicable Licensed Product.

9.5 Royalties. Subject to the terms and conditions herein (including this Section 9.5 (Royalties)), on a [***] basis, Sanofi will pay IGM Royalties on Net Sales in the applicable Royalty Territory on a country-by-country and [***] basis, during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the [***] multiplied by the applicable royalty rates set forth in Section 9.5.1 (Royalty Rates for Oncology Collaboration Targets) or Section 9.5.2 (Royalty Rates for Immunology Collaboration Targets) below, as the case may be (the “Royalty Rates”) set forth below for such portion of Annual Net Sales, as may be adjusted in accordance herewith (the “Royalties”). [***].

9.5.1 Royalty Rates for Oncology Collaboration Targets. Subject to this Section 9.5 (Royalties), Sanofi will pay IGM Royalties on Net Sales of [***]Directed To an Oncology Collaboration Target in the applicable Royalty Territory and during the applicable Royalty Term, calculated as follows:

No.	Annual Net Sales [***]Directed To an Oncology Collaboration Target in a given Calendar Year	Royalty Rate
(1)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%
(2)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%
(3)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%
(4)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%

9.5.2 Royalty Rates for Immunology Collaboration Targets. Subject to this Section 9.5 (Royalties), Sanofi will pay IGM Royalties on Net Sales of [***] Directed To an Immunology Collaboration Target in the applicable Royalty Territory and during the applicable Royalty Term, calculated as follows:

No.	Annual Net Sales for [***]Directed To a given Immunology Collaboration Target in a given Calendar Year	Royalty Rate
(1)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%
(2)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%
(3)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%
(4)	Portion of Annual Net Sales in the Royalty Territory of [***] in a given Calendar Year [***]	[	***]%

9.5.3 Royalty Term. Sanofi’s obligations to pay IGM Royalties under Section 9.5.1 (Royalty Rates for Oncology Collaboration Targets) or Section 9.5.2 (Royalty Rates for Immunology Collaboration Targets), as the case may be, will apply, [***]. Following the expiration of the applicable Royalty Term in a given country with respect to a particular Licensed Product Directed To a particular Collaboration Target, no further Royalties will be payable with respect to sales of such Licensed Products in such country.

9.5.4 Royalty Reductions.

(a) [***].

(b) Offset for Third Party IP Costs. Sanofi may deduct, from Royalties payable to IGM under Section 9.5.1 (Royalty Rates for Oncology Collaboration Targets) or Section 9.5.2 (Royalty Rates for Immunology Collaboration Targets), as the case may be, [***] of [***] Third Party IP Costs paid by Sanofi [***] to the extent [***] to the applicable Licensed Product in the Royalty Territory. Notwithstanding the foregoing, the Royalty reductions set forth in the foregoing sentence shall not reduce the Royalties payable to IGM with respect to the applicable Licensed Product in a specific Calendar Quarter to less than [***] of the Royalties otherwise payable to IGM under Section 9.5.1 (Royalty Rates for Oncology Collaboration Targets) or Section 9.5.2 (Royalty Rates for Immunology Collaboration Targets), as the case may be; provided that [***] foregoing [***] reduction floor.

(c) Reduction for [***]. If a court or a governmental agency of competent jurisdiction requires [***], the royalties due to IGM pursuant to this Section 9.5 (Royalties) with respect to such Licensed Product in such country shall [***].

(d) Royalty Floor. Notwithstanding anything to the contrary in this Agreement, in no event shall the aggregate net amount received by IGM in any given Calendar Quarter with respect to Royalties for Net Sales of any Licensed Product in a country pursuant to Section 9.5.1, 9.5.2, or 14.2.2(b) be [***] of the Royalties payable with respect to such Net Sales under such Section 9.5.1, 9.5.2, or 14.2.2(b) (excluding for the purposes of such calculation, in each case, any application of the reductions set forth in [***] (such amount, the “Floor”) as a result of the sum of: (i) the aggregate reductions set forth in [***] However, in the event there are Royalty reduction amounts under [***] Sanofi is unable to apply to Royalty payments due to the Floor, then Sanofi [***] (subject, in the case of Royalties, to such Floor). For clarity, the [***] as set forth in the last paragraph of Section 14.2.2(b) (Effects of Opt-Out Notice).

9.5.5 Royalty Payments and Reporting. Sanofi will calculate all amounts payable to IGM pursuant to this Section 9.5 (Royalties) at the end of each Calendar Quarter. Within [***], Sanofi shall provide to IGM a written, [***], on a [***] basis, of Net Sales of such Licensed Product in the Royalty Territory during the preceding Calendar Quarter and the royalties payable by Sanofi to IGM pursuant to Section 9.5 (Royalties) [***], Sanofi will, with respect to each Calendar Quarter (or portion thereof), prepare a written report showing, on a country-by-country, Licensed Product-by-Licensed Product basis and Collaboration Target-by-Collaboration Target basis in the applicable Royalty Territory: (a) [***], (b) [***], (c) [***], and (d) [***] (each, a “Royalty Report”), and Sanofi shall provide to IGM each such Royalty Report within [***]. Sanofi shall provide such Royalty Reports for so long as any Royalty Term remains in effect. [***].

9.6 In-License Agreements.

9.6.1 Potential In-Licenses.

(a) On a Collaboration Target-by-Collaboration Target basis, a Party may notify the JSC that the Research, Development, Manufacture or Commercialization of Licensed Compounds or Licensed Products (i) [***] a grant of rights under Third Party IP, whether by license or acquisition (each, a “Potential In-License”) or (ii) [***] the terms of an existing arrangement between such Party and a Third Party with respect to such Third Party IP (each an “Existing In-License Agreement” and together with Potential In-Licenses, each a “Third Party IP Agreement”).

(b) Following this notice pursuant to Section 9.6.1 (Potential In-Licenses) from a Party pertaining to a Third Party IP Agreement, then the Parties will, through the JSC (in coordination with the JIPC), review, discuss, and determine whether to (i) negotiate the terms of such Potential In-License for use by the Parties pursuant to this Agreement with respect to the Research, Development, Manufacture or Commercialization of Licensed Compounds or Licensed Products to which such Potential In-License relates or (ii) determine whether to approve such Existing In-License Agreement as a Collaboration In-License Agreement, provided that [***]. In connection therewith, except as otherwise expressly agreed by the Parties or as specified in the preceding sentence, the JSC will:

(i) review and discuss the rationale of (1) obtaining such Potential In-License or (2) approving such Existing In-License Agreement, in each case for use by the Parties with respect to the applicable Licensed Compounds or Licensed Products pursuant to this Agreement;

(ii) review and discuss, as applicable, (1) the proposed financial consideration and other material obligations associated with so obtaining such Potential In-License or (2) the financial consideration and other material obligations included in such Existing In-License Agreement;

(iii) in the case of a Potential In-License, select a Party to lead negotiations with the applicable Third Party licensor, which Party will (1) [***], (2) [***], and (3) [***], and (4) [***]; provided that [***]; and

(iv) on receipt of a substantially finalized draft Potential In-License, determine whether to approve such Potential In-License as a Collaboration In-License for the applicable Collaboration Target; provided, that [***]; provided, further, that [***]

(c) Notwithstanding anything to the contrary set forth in this Agreement, neither Party in its role as “lead negotiator” will negotiate for or agree to economic or other terms in any such Potential In-License in a manner that (a) [***], or (b) [***].

(d) In addition, notwithstanding anything to the contrary in this Agreement, IGM shall have the sole right to negotiate and enter into any Potential In-License pertaining to the IGM Platform [***].

9.6.2 Collaboration In-Licenses. For any Potential In-License or Existing In-License Agreement that the JSC approves (or is deemed to approve) for use by the Parties in the Collaboration pursuant to this Agreement, (a) each such Potential In-License and Existing In-License Agreement will be deemed to be a “Collaboration In-License” hereunder (i) in the case of a Potential In-License, on the date such agreement is executed by the applicable Party and Third Party and (ii) in the case of an Existing In-License Agreement, on the date of such JSC approval or deemed approval, and (b) as of such execution or approval date, as applicable, the Patents and Know-How in-licensed under such Collaboration In-License will be deemed “Controlled” under this Agreement as IGM Licensed Technology or Sanofi Licensed Technology, as applicable, for purposes of the Research, Development, Manufacture and Commercialization of the applicable Licensed Compounds and Licensed Products, subject to Sections 9.6.3 (Costs for Collaboration In-Licenses) and 9.6.4 (Non-Approved Potential In-Licenses) below, and the Party granted a license under this Agreement as a result thereof shall be bound by the terms and conditions of such Collaboration In-License applicable to such Party as a sublicensee and take such action reasonably required or appropriate for the other Party to comply with its obligations under such Collaboration In-License.

9.6.3 Costs for Collaboration In-Licenses. Any [***], to the extent [***] to the applicable Licensed Compounds or Licensed Products (or the Research, Development, Manufacture, or Commercialization thereof) will be shared between the Parties as follows:

(a) [***] provided however, that [***];

(b) [***] and

(c) [***] provided however, that following the [***]

Notwithstanding the foregoing, to the extent any of the Patents or Know-How in-licensed under a Collaboration In-License is sublicensed by either Party to any other Third Parties (e.g., other collaborators), all payments due to the licensor under such Collaboration In-License that are subject to the cost sharing principles set forth in this Section 9.6.3 (Costs for Collaboration In-Licenses) first shall be allocated [***].

Notwithstanding the foregoing, [***], in each case, with respect to the applicable [***]. For clarity, all amounts payable under any [***] pursuant to clause (a) or clause (c), as applicable, to the extent incurred following [***], in each case, with respect to the applicable [***].

9.6.4 Non-Approved Potential In-Licenses. If the JSC does not approve (or be deemed to have approved) a Third Party IP Agreement as a Collaboration In-License pursuant to Section 9.6.1 (Potential In-Licenses), then (a) such Third Party IP Agreement will not be a Collaboration In-License hereunder, and (b) the Patents and Know-How which would have been in-licensed under such Third Party IP Agreement will not be included as Sanofi Licensed Technology or IGM Licensed Technology, as applicable, and will not be “Controlled” by the Party to the Third Party IP Agreement for purposes of this Agreement. For clarity, if the JSC does not approve (or be deemed to have approved) a Third Party IP Agreement, then (i) [***], (ii) the [***], (iii) if [***] and (iv) [***].

9.6.5 [***]. Following the Effective Date, the Parties shall discuss any [***] are required to [***], and [***] relating to [***] of Licensed Compounds or Licensed Products so as to [***] (a) a [***] from [***] to be conducted pursuant to the applicable terms and conditions of this Agreement and (b) [***] thereafter to be able to [***] ([***] Licensed Compounds and Licensed Products in accordance with this Agreement and to [***].

9.7 Additional Payment Terms.

9.7.1 Currency. All payments hereunder will be made in Dollars by wire transfer from a US bank account to a US bank account designated in writing by the Payee. Conversion of sales recorded in local currencies to Dollars will be performed in a manner consistent with the Accounting Standard and the Payor’s normal practices used to prepare its audited financial statements.

9.7.2 Other Amounts Payable. With respect to any amounts owed under this Agreement or any Ancillary Agreement by a Party to the other Party for which no other invoicing and payment procedure is specified in this Agreement or any Ancillary Agreement, [***], the Party to whom such payment obligation is owed will provide to the other Party an invoice in Dollars, together with reasonable supporting documentation, for such amounts owed and such other Party will pay any undisputed amounts within [***], and will pay any disputed portion of any such amounts owed by such other Party within [***].

9.7.3 Invoices & Payments. Notwithstanding any term to the contrary of this Agreement or any Ancillary Agreement, [***]. Except where a different timeframe is expressly provided in another section of this Agreement or any Ancillary Agreement, the owing Party will make all payments owed [***].

9.7.4 General Right to Reconcile Payments.

(a) [***].

(b) [***]

9.7.5 Taxes; Withholding.

(a) Generally. Each Party will be liable for all Taxes imposed on such Party’s net income or net income allocated to it under applicable law arising from any payment received under this Agreement or any Ancillary Agreement. As used in this Agreement: (i) “Tax” or “Taxes” means income, applicable sales or use, goods and services, value added and consumption or other similar fees or taxes, and (ii) “VAT” means value added, sales or use, goods and services and other similar taxes.

(b) Tax Withholding. Except as set forth in Section 16.4.1 (Assignment), if Applicable Law requires the withholding of Taxes, the Payor will [***]. For the avoidance of doubt, [***]. The Payor will promptly (as available) submit to the Payee appropriate proof of payment of the withheld Taxes as well as the official receipts within a reasonable period of time. At least [***] prior to withholding any amounts pursuant to this Section 9.7.5(b) (Tax Withholding), the Payor will notify the Payee of such requirement to withhold. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate such withholding of Taxes under Applicable Law, including under the benefit of any present or future treaty against double taxation.

(c) VAT. All amounts set forth in this Agreement or any Ancillary Agreement are exclusive of all VAT, and the Payor shall be responsible for and shall pay any such taxes imposed on any payments contemplated by this Agreement or any Ancillary Agreement. The Parties shall cooperate in accordance with Applicable Law to minimize any taxes described in this Section 9.7.5(c) (VAT). To the extent relevant for U.S. federal income tax purposes, the Parties intend to treat the payments contemplated by this Agreement as “foreign-derived deduction eligible income” within the meaning of Section 250 of the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations thereunder (“FDII”), and the Parties shall reasonably cooperate to provide a certification or documentation to demonstrate eligibility for the deduction for FDII.

9.8 Records; Audit Rights.

9.8.1 Records. Each Party will keep, and will cause its Affiliates and as applicable Sublicensees, to keep complete, true and accurate books and records in accordance with its Accounting Standard in relation to this Agreement or any Ancillary Agreement, including Net Sales, other [***], Royalties, and any other payments required hereunder or thereunder, as applicable, as well as all FTE Costs and Out-of-Pocket Costs shared pursuant to Section 4.4.1 (Shared Development Costs), Supply Costs and Commercialization Costs and other Allowable Expenses incurred by such Party. Each Party will keep such books and records for [***].

9.8.2 Audit Rights. Subject to the other terms of this Section 9.8.2 (Audit Rights), during the Term, at the request of a Party (the “Auditing Party”), [***], the other Party (the “Audited Party”) will permit an independent, nationally-recognized certified public accountant selected by the Auditing Party and reasonably acceptable to the Audited Party (the “Auditor”) to inspect, during regular business hours, the relevant records required to be maintained by the Audited Party under Section 9.8.1 (Records); provided that such audit right will not apply to [***]; provided, further, that such audit may be repeated once if the Audited Party is responsible for the costs of such first audit pursuant to the terms of this Section 9.8.2 (Audit Rights). Prior to its inspection, the Auditor will enter into a confidentiality agreement with the Party being audited, having obligations of confidentiality and non-use no less restrictive than those set forth in ARTICLE 11 (Confidentiality) and limiting the disclosure and use of such information by such accountant to summary findings from such audit, delivered to authorized representatives of the Parties and the purposes germane to Section 9.8 (Records; Audit Rights). The Auditor will report to the Auditing Party only whether the particular amount being audited was accurate and, if not, the amount of any discrepancy and a reasonable summary of the reason for such discrepancy, and the Auditor will not report any other information to the Auditing Party. The Auditing Party will treat the results of the Auditor’s review of the Audited Party’s records as Confidential Information of the Audited Party subject to the terms of ARTICLE 11 (Confidentiality). In the event such audit leads to the discovery of a discrepancy to the Auditing Party’s detriment, the Audited Party will, [***], pay any undisputed amount of the discrepancy. The Auditing Party will pay the full cost of the audit unless the underpayment of amounts due to the Auditing Party is [***] in which case the Audited Party will also pay the reasonable cost charged by the Auditor for such review. Any undisputed overpayments by the Audited Party revealed by an examination will be paid, or at the Audited Party’s election credited against future amounts owed, by the Auditing Party within [***]. Each Party will [***] in any Sublicense agreement with its Sublicensee; provided, however, that such Sublicense agreement may provide that such audit [***].

9.8.3 Records Final. [***], the calculation of any amounts payable by a Party to the other Party with respect to [***] will not be subject to the audit provisions of this Section 9.8 (Records; Audit Rights).

ARTICLE 10

INTELLECTUAL PROPERTY MATTERS

10.1 Ownership.

10.1.1 Background IP. As between the Parties, each Party will retain ownership of all Patents, Know-How and other intellectual property rights that are not Foreground IP and are (a) Controlled by such Party prior to the Execution Date or (b) are otherwise developed by such Party outside of this Agreement (with respect to such Party, its “Background IP”). For clarity, Background IP does not include [***].

10.1.2 Foreground IP. Promptly following receipt by IGM or any of its Affiliates of an invention disclosure with respect to any invention discovered, developed, invented or created, solely or jointly, by IGM, its Affiliates, or Third Parties acting on its or their behalf that constitutes Foreground IP, IGM will promptly disclose to Sanofi in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of such Foreground IP. Promptly following receipt by Sanofi or any of its Affiliates of an invention disclosure with respect to any invention that is discovered, developed, invented or created, solely or jointly, by Sanofi, its Affiliates, or Third Parties acting on its or their behalf that constitutes Foreground IP, Sanofi will promptly disclose to IGM in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of such Foreground IP. As between the Parties, ownership of Foreground IP will be determined as follows:

(a) Any Foreground IP that is Foreground Sanofi IP shall be owned solely by and assigned to Sanofi. If Sanofi identifies any additional proprietary or confidential Sanofi Background IP that Sanofi desires to be contribute to the Exploitation of an Investigational Compound, Licensed Compound, or Licensed Product and further Research or Develop jointly by or on behalf of IGM or any of its Affiliates and by or on behalf of Sanofi or any of its Affiliates, then Sanofi [***]

(b) Any Foreground IP that is Foreground IGM IP shall be owned solely by and assigned to IGM. If IGM identifies any additional proprietary or confidential IGM Platform Know-How or any material IGM Platform Patent that IGM desires to include as IGM Key Platform Know-How or an IGM Key Platform Patent, then IGM may [***]; provided, that IGM may [***].

(c) Ownership of any Foreground IP that is Foreground Joint IP shall be [***].

(d) During the Research Term for a Collaboration Target, the applicable Investigational Compounds will be considered [***]. For clarity, each such Investigational Compound will [***].

All determinations of inventorship under this Agreement will be made in accordance with U.S. patent law.

10.1.3 Invention Assignments.

(a) General. Each Party shall cause all employees and contractors who perform activities for such Party or its Affiliate under this Agreement to be under an obligation to assign their rights in any Inventions, Know-How and works of authorship invented or made in the performance of such activities to such Party or its Affiliate, except with the consent of the other Party, provided that no such consent shall be required for subcontracts entered by IGM with Approved Third Party Contractors or with Sanofi’s prior written consent pursuant to Section 2.3.1 (IGM Research and Development) or Section 2.3.2 (IGM Manufacturing). At the request of the Party controlling the relevant Prosecution and Maintenance, enforcement or defense activities with respect to a Patent under this Agreement in accordance with this ARTICLE 10 (Intellectual Property Matters), the other Party shall require its employees and contractors who are inventors on any such Patent to cooperate and provide assistance to its employer or its Affiliate in the relevant intellectual property-related matters, including by executing all appropriate documents, cooperating in discovery and, if legally required to continue any such enforcement activities, joining as a party to any action or providing a power of attorney solely for such purpose.

(b) Assignment by IGM. In the case of any [***] conceived, discovered, or otherwise made or invented by or on behalf of IGM, IGM will and hereby does assign to Sanofi [***]. IGM will take any further actions reasonably requested by Sanofi to evidence such assignment, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means.

(c) Assignment by Sanofi. In the case of [***] that are conceived, discovered, or otherwise made or invented by or on behalf of Sanofi, Sanofi will and hereby does assign to IGM [***]. Sanofi will take any further actions reasonably requested by IGM to evidence such assignments, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means.

(d) Inventor Remuneration. Each Party shall be responsible for and shall pay, any rewards and remuneration for invention and technical achievements required by Applicable Law to be paid to its own employees without claiming any financial contribution from the other Party.

10.2 Prosecution and Maintenance.

10.2.1 Filing Strategy for Foreground IP. The Parties, through the JIPC, will jointly share responsibility for deciding how to file and otherwise Prosecute and Maintain [***] in accordance with this Section 10.2 (Prosecution and Maintenance). Unless otherwise agreed by the Parties, [***] shall be filed [***]. The Parties shall, through the JIPC, use good faith efforts to coordinate the Prosecution and Maintenance of Patents [***].

10.2.2 Sanofi Prosecuted Patents. Sanofi will have the sole right, but not the obligation, to Prosecute and Maintain all Patents within the [***] at its own cost and expense. IGM will have an opportunity to review and comment (coordinated through the JIPC) on the Prosecution and Maintenance of such Patents solely to the extent [***].

10.2.3 IGM Prosecuted Patents. IGM will have the sole right, but not the obligation, to Prosecute and Maintain all [***] at its own cost and expense. IGM will have the sole right, but not the obligation, to Prosecute and Maintain all Patents within [***], at its own cost and expense. Sanofi will have an opportunity to review and comment (coordinated through the JIPC) on the Prosecution and Maintenance of such Patents solely to the extent [***].

10.2.4 Joint Patents and Product Patents. The Parties, coordinated through the JIPC, will jointly share responsibility for Prosecuting and Maintaining [***] at the cost and expense of the prosecuting Party [***] as follows:

(a) [***], in each case [***]

(b) [***].

(c) [***].

(d) [***].

10.2.5 Coordination. Each Party, coordinated through the JIPC, will have the right to review and comment on all material documents related to Patents within the Joint Patents, Product Patents, Foreground Sanofi Patents to the extent provided under Section 10.2.2 (Sanofi Prosecuted Patents), and Foreground IGM Patents to the extent provided under Section 10.2.3 (IGM Prosecuted Patents), in each case that are prepared by or on behalf of the other Party (the “Filing Party”) for filing at any patent office, at least thirty (30) days before such documents are filed and the Filing Party shall promptly provide the other Party a copy of all material correspondence received from the patent office with respect to such Patents. The Filing Party will take into account the other Party’s comments and shall not take any action in prosecuting these Patents without the other Party’s prior written consent that would reasonably be expected to have a material negative effect on (a) [***], or (b) [***]. If the Parties disagree that any action would reasonably be expected to have such a material negative effect or a corresponding course of action in view of any such material negative effect, then such matter shall be resolved as an IP Dispute. The other Party will provide any comments at a time reasonably in advance of any deadlines for submitting such filings or responses, and the Filing Party will consider in good faith any such comments provided by the other Party. If a Party elects to not to file or to abandon Prosecution and Maintenance of, any [***] for which such Party has the first right to Prosecute and Maintain, the other Party would have a right to assume control of the Prosecution and Maintenance such [***].

10.2.6 Patent Listings. After [***], [***] shall have the sole right, following consultation with [***], to make all patent listings of [***] with Regulatory Authorities for the Licensed Products Directed To such Collaboration Target. [***] shall cooperate with [***]’s reasonable requests in connection therewith, including meeting any submission deadlines, to the extent required or permitted by Applicable Law.

10.3 Enforcement.

10.3.1 Notification. Each Party will promptly notify the other Party of any infringement, misappropriation or other violation by a Third Party of any Product Patent in the Territory of which it becomes aware, including any declaratory judgment or similar action alleging invalidity, unenforceability or non-infringement with respect to any such Product Patent in connection with any enforcement of such Product Patent (collectively, “Infringement”).

10.3.2 Right to Enforce.

(a) Enforcement of [***] by Sanofi. Subject to Section 10.3.2(c) (Enforcement of Product Patents and Joint Patents), Sanofi will have the sole right (but no obligation) to enforce and defend all [***] at its sole cost and expense using counsel of its own choice. If requested by Sanofi or required by Applicable Law, IGM will join as a party to any action or proceedings concerning the Foreground Sanofi Patents being enforced at Sanofi’s cost. Sanofi shall not take any action in enforcing and defending such Foreground [***] that would reasonably be expected to [***]; provided that, [***].

(b) Enforcement of [***] by IGM. Subject to Section 10.3.2(c) (Enforcement of Product Patents and Joint Patents), IGM will have the sole right (but no obligation) to enforce and defend all [***] at its sole cost and expense using counsel of its own choice. If requested by IGM or required by Applicable Law, Sanofi will join as a party to any action or proceedings concerning such [***] Patents within the [***] being enforced at IGM’s cost. IGM shall not take any action in enforcing and defending such [***] that [***].

(c) Enforcement of [***]. Following [***], [***] will have the [***] (but not the obligation) to enforce and defend (in connection with an enforcement action) all [***] at its sole cost and expense (“[***] Infringement Action”). [***] will consider, reasonably and in good faith, all input received from [***] with respect to such [***] Infringement Action and will exercise such right in a manner [***]. In the event [***] initiates a [***] Infringement Action, [***] shall have the right to join as a party to such action and participate with its own counsel; provided that [***] shall retain control of such [***] Infringement Action. In connection with any [***] Infringement Action prosecuted by [***] pursuant to this Section, [***] shall keep [***] reasonably informed and provide [***] with drafts of all official documents, papers and statements prior to their submission in such action, with sufficient time to allow [***] to review, consider and substantively comment thereon, and [***] shall [***]

(d) A Party that elects to enforce under this Section 10.3.2 (Right to Enforce) (the “Enforcing Party”) will keep the other Party (the “Non-Enforcing Party”) reasonably informed of the status and progress of such enforcement efforts, and reasonably consult with the Non-Enforcing Party, including using reasonable efforts to take the Non-Enforcing Party’s comments into good faith consideration with respect to such enforcement action, including the infringement or claim construction of any claim in any Patent being enforced. The Non-Enforcing Party will also provide reasonable assistance in connection with such enforcement actions, including by executing reasonably appropriate documents, cooperating in discovery and joining as a party to the action if required, at the Enforcing Party’s request and expense. [***] will in no event settle or otherwise compromise any legal action under this Section 10.3.2 (Right to Enforce) by admitting that any [***]; provided that [***].

10.4 Defense.

10.4.1 Notification. Each Party will promptly notify the other Party of any claim alleging that the Development, Manufacture or Commercialization of the Licensed Products in the Territory infringes, misappropriates or otherwise violates any Patents, Know-How or other intellectual property rights of any Third Party (“Third Party Infringement Claim”). In any such instance, the Parties will as soon as practicable thereafter discuss in good faith the best response to such notice of Third Party Infringement Claim.

10.4.2 Right to Defend. The Parties shall discuss in good faith a mutually agreeable course of action regarding defending all such claims of Third Party Infringement Claim. If the Parties disagree on the appropriate strategy or course of action with respect to any decision relating to such claims of Third Party Infringement Claim, [***] shall have final decision-making authority with respect to the matter at its own cost, subject to Section 13.1 (Indemnification); provided that (a) [***], (b) [***], (c) [***] and (d) [***].

10.5 Recovery.

10.5.1 Enforcement Actions. Any recovery (including any settlement) received as a result of any action under Section 10.3 (Enforcement) or Section 10.4 (Defense) will be allocated in the following order: (a) to reimburse the Enforcing Party or defending Party, as applicable, for the costs and expenses (including attorneys’ and professional fees) that such Party incurred in connection with such action, to the extent not previously reimbursed; (b) to reimburse the Non-Enforcing Party or non-defending Party, as applicable, where it joins a legal action as provided under Section 10.3 (Enforcement) or Section 10.4 (Defense), for the costs and expenses (including attorneys’ and professional fees) that such Party incurred in connection with such action, to the extent not previously reimbursed; and (c) (i) any recoveries in excess of such costs and expenses [***].

10.5.2 Litigation Costs. Any Sanofi Litigation Costs and IGM Litigation Costs incurred by a Party that are not recoverable from a Third Party or compensated by the damages received from a Third Party for any action under Section 10.3.2(c) (Enforcement of Product Patents and Joint Patents) or Section 10.4 (Defense) shall be (a) [***] and (b) [***]

10.6 Names and Trademarks in the Territory. Sanofi will have the sole and exclusive right, but not the obligation, (a) to brand and promote the Licensed Products in the Territory using any sign such as trademarks, service marks, designs, logos, copyrights, domain names, trade dress and trade names it determines appropriate in its sole discretion for the Licensed Products, which may vary within the Territory (each, a “Licensed Product Mark”); and (b) to control all non-proprietary naming activities with respect to the Licensed Products in the Territory, e.g., invented non-proprietary names. Sanofi will own all rights, title and interests in and to the Licensed Product Marks, and all goodwill in the Licensed Product Marks will inure to the benefit of Sanofi. Sanofi shall have the sole and exclusive right and responsibility to register, maintain, defend and enforce the Licensed Product Marks to the extent it determines reasonably necessary. Except as otherwise agreed in writing by both Parties, Sanofi does not grant to IGM, by implication, estoppel or otherwise, any license to any Licensed Product Mark. For the avoidance of doubt, trademarks, service marks, designs, logos, trade dress and trade names evaluated for use as Licensed Products in the Territory but not actually used in the Commercialization of a Licensed Product in the Territory shall not be a Licensed Product Mark and will remain property of Sanofi after termination or expiration of this Agreement. In any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates shall not be a Licensed Product Mark and will remain the property of each respective Party.

10.7 Patent Extensions and Supplementary Protection Certificates. As between the Parties, Sanofi will at all times have the sole right to make decisions regarding, and to apply for, patent term extensions for the Product Patents in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for the Product Patents, in each case, including whether or not to do so. IGM will provide prompt and reasonable assistance with respect thereto as requested by Sanofi, including by taking such action as patent holder as is required under any Applicable Law to obtain such extensions.

ARTICLE 11

CONFIDENTIALITY

11.1 Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) which receives the Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement, or any Ancillary Agreement will: (a) maintain in confidence such Confidential Information using not less than the efforts that such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts; (b) not publish, or allow to be published, and not otherwise disclose, or permit the disclosure of, such Confidential Information to any Third Party without first obtaining the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this ARTICLE 11 (Confidentiality); and (c) not use, or permit to be used, such Confidential Information for any purpose except those expressly permitted under this Agreement or any Ancillary Agreement. The obligations of confidentiality, non-disclosure and non-use under this Section 11.1 (Nondisclosure) will be in full force and effect from the Effective Date [***] Information disclosed by a Party to the other Party under a Prior Research Agreement or the Prior CDA shall constitute Confidential Information of the Disclosing Party hereunder (subject to the exceptions herein).

11.1.1 All Foreground IGM Know-How that is discovered, developed, invented or created by or on behalf of Sanofi or any of its Affiliates, shall be deemed Confidential Information of [***].

11.1.2 All Foreground Sanofi Know-How that is discovered, developed, invented or created by or on behalf of IGM or any of its Affiliates, shall be deemed Confidential Information of [***]

11.1.3 Subject to Section 11.1.2, all [***] that is discovered, developed, invented or created by or on behalf of IGM or Sanofi or any of their Affiliates, shall be deemed Confidential Information of [***]; provided that, notwithstanding anything to the contrary in this Agreement, upon termination of this Agreement with respect to the respect to one or more Collaboration Targets, to the extent pertaining to the applicable Terminated Target(s) and Terminated Product(s), all [***] that is [***] and does not pertain to [***] or any remaining Collaboration Target (that is not a Terminated Target) or Licensed Compound or Licensed Product (that is not a Terminated Product) shall be deemed Confidential Information [***].

11.1.4 For clarity, all [***] that is discovered, developed, invented or created by or on behalf of Sanofi or any of its Affiliates, shall be deemed Confidential Information [***].

11.2 Exceptions. Section 11.1 (Nondisclosure) will not apply with respect to the following information of the Disclosing Party that the Receiving Party can conclusively establish:

(a) Information that was known to the Receiving Party or any of its Affiliates, as evidenced by written records, without any obligation to the Disclosing Party to keep it confidential or to restrict its use, prior to disclosure by the Disclosing Party;

(b) Information that is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and not in violation of any obligation to the Disclosing Party to keep it confidential or to restrict its use;

(c) Information that is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder; or

(d) Information that is independently developed by or for the Receiving Party or any of its Affiliates, as evidenced by written records, without reference to or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures will not be deemed to fall within the foregoing exclusions merely because individual features or disclosures are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

11.3 Authorized Disclosure.

11.3.1 Disclosure. Notwithstanding Section 11.1 (Nondisclosure), the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a) as permitted by and in accordance with Section 11.5 (Securities Filings; Disclosure under Applicable Law), to the U.S. Securities and Exchange Commission or any national securities exchange in any jurisdiction in the Territory (each, a “Securities Regulator”) or other Persons in accordance with Section 11.5 (Securities Filings; Disclosure under Applicable Law) or as permitted by and in accordance with Section 11.7 (Public Announcements);

(b) in response to a valid order of a court of competent jurisdiction or other Governmental Authority or Regulatory Authority or, if in the reasonable opinion of the Receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law (other than to a Securities Regulator); provided that to the extent legally permissible the Receiving Party will first give written notice to the Disclosing Party and give the Disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or requirement be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued and redacted in accordance with the Disclosing Party’s instruction; provided, further that the Confidential Information disclosed in response to such court or governmental order or Applicable Law will be limited to that information which is advised by legal counsel to be legally required to be disclosed in response to such court or governmental order or Applicable Law;

(c) by either Party, solely to the extent reasonably necessary to exercise its rights to Prosecute and Maintain any Patents for which it has a right under Section 10.2 (Prosecution and Maintenance); provided that [***];

(d) subject to Section 6.7 (Confidentiality of Non-Public CMC Information) above, by either Party, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any Licensed Product; provided that the disclosing Party will use reasonable measures to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;

(e) disclosure: (i) in the case of either Party, to any of its officers, employees, consultants, agents or Affiliates who need to know such Confidential Information to perform on behalf of such Party under this Agreement or any Ancillary Agreement, (ii) in the case of either Party, to [***] to the extent reasonably necessary or useful for either Party to exercise its rights or perform its obligations hereunder or under any Ancillary Agreement, in each case, solely to the extent such Party is permitted to subcontract or sublicense pursuant to Section 2.3 (Subcontracting) or Section 2.4 (Sublicensing) or any Ancillary Agreement, and (iii) in the case of Sanofi, [***] to the extent reasonably necessary or useful for Sanofi to exercise its rights or perform its obligations hereunder or under any Ancillary Agreement in the Territory solely to the extent Sanofi is permitted to subcontract or sublicense pursuant to Section 2.3 (Subcontracting) or Section 2.4 (Sublicensing) and otherwise in accordance with the terms of this Agreement; provided that prior to any such disclosure ((i), (ii), and (iii)), each such recipient of Confidential Information is bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this ARTICLE 11 (Confidentiality) to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement or any Ancillary Agreement (provided that the term of confidentiality and non-use for such recipients whom are consultants or subcontractors shall be [***]); provided, however, that, in each of the above situations in this Section 11.3.1(e) (Disclosure), the Receiving Party will remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 11.3.1(e) (Disclosure) to treat such Confidential Information as required under this ARTICLE 11 (Confidentiality); and

(f) disclosure to its advisors (including financial advisors, attorneys and accountants) on a need to know basis; provided that prior to any such disclosure, each such recipient of Confidential Information is bound by professional codes of conduct giving rise to expectations of confidentiality and non-use or by written obligations of confidentiality, non-disclosure and non-use substantially similar to the obligations set forth in this ARTICLE 11 (Confidentiality) to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement or any Ancillary Agreement; provided, however, that, in each of the above situations in this Section 11.3.1 (Disclosure), the Receiving Party will remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 11.3.1 (Disclosure) to treat such Confidential Information as required under this ARTICLE 11 (Confidentiality).

11.3.2 Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 11.3 (Authorized Disclosure), such disclosure will not cause any such information to cease to be Confidential Information, except to the extent that such disclosure results in a public disclosure of such information other than by breach of this Agreement or any Ancillary Agreement.

11.4 Terms of this Agreement. The Parties agree that this Agreement and the Ancillary Agreements and the terms hereof and thereof will be deemed to be Confidential Information of both IGM and Sanofi, and each Party agrees not to disclose this Agreement or any Ancillary Agreement or any terms hereof or thereof without obtaining the prior written consent of the other Party; provided, that each Party may disclose this Agreement or any Prior Research Agreement or Ancillary Agreement or any terms hereof or thereof (a) in accordance with the provisions of Section 11.3 (Authorized Disclosure), Section 11.5 (Securities Filings; Disclosure under Applicable Law), or Section 11.7 (Public Announcements), as applicable or (b) [***].

11.5 Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement (or any Prior Research Agreement or Ancillary Agreement) to, or file this Agreement (or any Prior Research Agreement or Ancillary Agreement) with, the Securities Regulators or to other Persons as may be required by Applicable Law, and if a Party submits this Agreement (or any Prior Research Agreement or Ancillary Agreement) to, or files this Agreement (or any Prior Research Agreement or Ancillary Agreement) with, any Securities Regulator or other Person as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement (or any Prior Research Agreement or Ancillary Agreement) and shall consider in good faith reasonable comments from the other Party to the extent legally permissible. Notwithstanding the foregoing, if a Party is required by any Securities Regulator or other Governmental Authority or as may be required by Applicable Law to make a disclosure of the terms of this Agreement (or any Prior Research Agreement or Ancillary Agreement) in any other filing or submission as required by such Securities Regulator or such other Governmental Authority or as may be required by Applicable Law, and such Party has: (a) provided copies of the disclosure to the other Party reasonably in advance under the circumstances of such filing or other disclosure; (b) [***] notified the other Party in writing of such requirement and any respective timing constraints; and (c) given the other Party [***] to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by the Securities Regulator or such other Governmental Authority or Applicable Law. Notwithstanding the foregoing, if a Party seeks to make a disclosure as required by a Securities Regulator or other Person as may be required by Applicable Law as set forth in this Section 11.5 (Securities Filings; Disclosure under Applicable Law) and the other Party provides comments in accordance with this Section 11.5 (Securities Filings; Disclosure under Applicable Law), the Party seeking to make such disclosure or its counsel, as the case may be, [***].

11.6 Return or Destruction of Confidential Information. Except as otherwise requested in writing by the Disclosing Party, the Receiving Party will return or destroy all data, files, records and other materials containing or comprising Confidential Information of the Disclosing Party (as instructed by the Disclosing Party), [***] after the expiration or termination of this Agreement; provided, however, that a Party may retain: (i) [***]); (ii) [***]; and (iii) [***].

11.7 Public Announcements. The Parties have agreed on the content of the press release(s) attached hereto as Schedule 11.7 (Press Release(s)), and agree that either Party may issue such agreed press release(s) upon a mutually agreed-upon date on or after the Execution Date, but in any event within one (1) Business Day thereafter. Except (a) as set forth in the preceding sentence, (b) as required to comply with an order of a Securities Regulator or other

Governmental Authority or Applicable Law (including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory in accordance with Section 11.5 (Securities Filings; Disclosure under Applicable Law)), or (c) as may be expressly permitted under Section 11.5 (Securities Filings; Disclosure under Applicable Law); neither Party will make any public announcement regarding this Agreement or any Ancillary Agreement, or the activities hereunder or thereunder, without the prior written approval of the other Party; provided that to the extent that any public announcement regarding any of the foregoing has been made in accordance with this Section 11.7 (Public Announcements), then either Party may further publicly communicate the information contained in such public announcement without restriction.

11.8 Publications. Each Party shall have the right to make Publications that [***] (“Publication”) in accordance with the terms below of this Section 11.8 (Publications) and [***]; provided, that following the expiration or earlier termination of this Agreement with respect to the respect to one or more Licensed Products or Collaboration Targets, as the case may be, solely [***] as applicable in connection with any Confidential Information of Sanofi. The publishing Party (the “Publishing Party”) shall provide the other Party (a “Reviewing Party”) an opportunity to review such Publication to determine whether such Publication contains the Confidential Information of the Reviewing Party. The Publishing Party will deliver to the Reviewing Party a copy of any such proposed Publication or an outline of the proposed oral disclosure, together with any slides or other materials to be provided in connection with such oral disclosure (if any), [***]. The Reviewing Party will have the right, in its sole discretion, to: (a) require the removal of its Confidential Information from any such Publication by the Publishing Party or (b) request a reasonable delay in publication or presentation in order to protect patentable information. If the Reviewing Party requests such a delay, the Publishing Party will delay submission or presentation for a period of up to [***] to enable patent applications protecting the Reviewing Party’s rights in such information. Notwithstanding the foregoing, it is understood that the requirements of this Section 11.8 (Publications) are subject to and limited by the provisions of Sections 11.3.1(b) and 11.3.1(c) (Authorized Disclosure) and Section 11.7 (Public Announcements) (e.g., with respect to disclosures required by Applicable Law), and to the publication rights of Third Party investigators and collaborators under the agreements pursuant to which the data or results to be published were generated, provided that each Party shall require such Third Party investigators and collaborators to agree to the foregoing Publication review process. After release of any Publication by a Party in accordance with this Section 11.8 (Publications), such Party may further disclose the information contained in such Publication without the need for further notice to, or review by, the other Party under this Section 11.8 (Publications) or otherwise.

11.9 Use of Names. Except as otherwise expressly set forth herein, neither Party (or any of its respective Affiliates) will use any corporate name, trademark, service mark, trade name or logo of the other Party or any of its Affiliates, or its or their respective employees, in any publicity, promotion, news release or other public disclosure relating to this Agreement or any Ancillary Agreement or its or their subject matter, without first obtaining the prior written consent of the other Party; provided that such consent will not be required to the extent such use thereof may be made in accordance with Section 11.7 (Public Announcements) or required by Applicable Law, including the rules of any securities exchange or market on which a Party’s or its Affiliate’s securities are listed or traded. Each Party shall retain all rights, title and interests in and to all such corporate names, trademarks, trade names and logos of such Party and its Affiliates.

11.10 Clinical Trials Registry. For clarity, each Party, its Affiliates and its designees will have the right to publish registry information and summaries of data and results from any Clinical Trials conducted on the Licensed Products, on its Clinical Trials registry or on a government-sponsored database such as www.clinicaltrials.gov, as set forth in each Global Development Plan. The Parties will reasonably cooperate if required or reasonably requested by the other Party in order to facilitate any such publication by such Party, any of its Affiliates or any of its designees.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES; CLOSING CONDITIONS; COVENANTS

12.1 Representations and Warranties of Each Party. Each Party hereby represents and warrants to the other Party, as of [***], that:

12.1.1 Corporate Existence and Power. Such Party is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement or any Ancillary Agreement, including the full right to grant the licenses and sublicenses granted by it hereunder.

12.1.2 Authority. Such Party has the corporate power and authority and the legal right to enter into this Agreement or any Ancillary Agreement and perform its obligations hereunder and has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement or any Ancillary Agreement and the performance of its obligations hereunder or thereunder.

12.1.3 Binding Agreement. This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors; or (b) laws governing specific performance, injunctive relief and other equitable remedies.

12.1.4 No Conflicts. The execution, delivery and performance of this Agreement by such Party does not breach, violate, or conflict with any agreement or any provision thereof (including any confidentiality or non-competition obligation, any exclusivity obligation, or any provisions with respect to the ownership, prosecution and enforcement of intellectual property rights), or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates).

12.1.5 Government Authorization. No government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for, or reasonably anticipated in connection with, the performance by such Party of its obligations under this Agreement, except: (a) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials, or to Manufacture or Commercialize any Licensed Compound(s) and Licensed Product(s); or (b) as set forth in ARTICLE 15 (Government Approvals).

12.1.6 Third Party Consent. It has obtained all necessary authorizations, consents and approvals of any Third Party that is required to be obtained by it for the performance by it of its obligations under this Agreement, except: (a) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials, or to Manufacture or Commercialize any Licensed Compound(s) and Licensed Product(s); or (b) as set forth in ARTICLE 15 (Government Approvals).

12.1.7 No Debarment. (a) Neither it nor any of its Affiliates has been debarred or is subject to debarment pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States or listed on any excluded list, and (b) neither it nor any of its Affiliates has, to its Knowledge, used in any capacity, in connection with the activities to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States, or that is the subject of a conviction described in such section or analogous provisions of Applicable Law outside the United States, or listed on any excluded list.

12.2 Representations and Warranties of IGM. IGM hereby represents and warrants to Sanofi except as set forth on Schedule 12.2 (Exceptions to Representations and Warranties of IGM), as of [***] that:

12.2.1 Ownership. IGM is the sole and exclusive owner of the IGM Licensed Technology comprising Patents within IGM Background IP (other than Patents licensed to IGM under an Existing In-License Agreement) and Controls the IGM Licensed Technology free and clear of all liens and encumbrances that would conflict with the rights or licenses granted to Sanofi hereunder. IGM has the exclusive right to grant all rights and licenses (or sublicenses, as the case may be) it grants to Sanofi under this Agreement, and neither such rights and licenses nor any other provision of this Agreement are subject to any in-license or other similar agreements with IGM and another Person regarding any intellectual property rights licensed hereunder that would conflict with the rights or licenses granted to Sanofi hereunder. There are no amounts that will be required to be paid to a Third Party as a result of the Exploitation of the Investigational Compounds or Licensed Compounds by Sanofi under any agreement to which IGM or any of its Affiliates is a party other than the Existing In-License Agreements. IGM has provided to Sanofi (or to the extent agreed by the Parties, to the designated representatives of Sanofi) [***].

12.2.2 No Conflicting Agreement. Neither IGM nor its Affiliates have granted any right or license, or committed to grant any right or license, to any Third Party under the IGM Licensed Technology that would conflict with or limit the scope of the rights or licenses granted to Sanofi hereunder.

12.2.3 Validity and Enforceability. To IGM’s Knowledge, IGM has complied in all material respects with Applicable Law with respect to the Prosecution and Maintenance of the IGM Licensed Patents, and to IGM’s Knowledge, IGM has presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent offices that are required to be so submitted under Applicable Law. To IGM’s Knowledge, no dispute regarding inventorship or ownership has been alleged or threatened with respect to any IGM Licensed Patents. [***]. All IGM Licensed Patents are: (a) if issued, to IGM’s Knowledge, not invalid or unenforceable, in whole or in part, (b) in the case of pending applications, being prosecuted in the respective patent offices in accordance with Applicable Law and IGM has, to its Knowledge, presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent office that are required to be so submitted under Applicable Law and (c) to IGM’s Knowledge, Prosecuted and Maintained in accordance with the laws of the jurisdiction in which such Patent is issued or pending and all applicable fees have been paid by the due date for payment.

12.2.4 [***]

(a) IGM [***] or, to IGM’s Knowledge, [***] in connection with developing the IGM Licensed Technology, nor, to IGM’s Knowledge, would the anticipated performance of its obligations under this Agreement necessarily result in [***]. Neither IGM nor its Affiliates have received any written (or, to IGM’s Knowledge, oral) notice of [***] the performance of the activities hereunder or by the Development, Manufacture or Commercialization of the Investigational Compounds, Licensed Compounds or the Licensed Products in accordance with this Agreement, [***]. Neither (i) use of the IGM Licensed Materials by IGM hereunder, nor (ii) the use and practice of the IGM Licensed Technology by IGM or its Affiliates, Sublicensees or subcontractors, or to IGM’s Knowledge, Sanofi or its Affiliates, Sublicensees or subcontractors, in each case, as contemplated hereunder [***]. To IGM’s Knowledge, there are no activities by Third Parties within the Territory that would [***].

(b) [***]– Manufacturing. IGM has not [***] or, to IGM’s Knowledge, [***] in connection with developing the IGM Licensed Technology that will be used in the Manufacture of the Investigational Compounds, Licensed Compounds or the Licensed Products in accordance with this Agreement. [***] any claim that any Patent or Know-How (including any trade secret right) Controlled by a Third Party [***] the Manufacture of the Investigational Compounds, Licensed Compounds or the Licensed Products in accordance with this Agreement. Neither (i) use of the IGM Licensed Materials by IGM hereunder, nor (ii) the use and practice of the IGM Licensed Technology by IGM or its Affiliates, Sublicensees or subcontractors, or to IGM’s Knowledge, Sanofi, or its Affiliates, Sublicensees or subcontractors in each case ((i) or (ii)), as contemplated hereunder in the Manufacture of the Investigational Compounds, Licensed Compounds or the Licensed Products in accordance with this Agreement, [***]. To IGM’s Knowledge, there are no IgM Isotype Antibody Manufacturing activities by Third Parties within the Territory that would [***].

12.2.5 Misstatements. Neither IGM nor any of its Affiliates, nor, to IGM’s Knowledge, any of its or their respective officers, employees or agents has (i) committed [***] an act, (ii) made [***] a statement or (iii) failed [***] to act or make a statement that, in any case ((i), (ii) (iii)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Exploitation of the Licensed Compound or the Licensed Products or (y) [***] provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory, with respect the Exploitation of the Licensed Compound or the Licensed Products.

12.2.6 Technology Assignment. IGM and its Affiliates have obtained, directly or indirectly, from all [***] who are inventors of an Invention claimed in any IGM Licensed Patent owned by IGM effective written assignments of all ownership rights of such individuals in such IGM Licensed Patents. To the Knowledge of IGM, no Person who claims to be an inventor of an Invention claimed in a IGM Licensed Patent is not identified as an inventor of such Invention in the filed patent documents for such IGM Licensed Patent.

12.2.7 Government Funding & Rights. The Inventions claimed by the IGM Licensed Technology that are owned by IGM, or, to IGM’s Knowledge, in the case of other IGM Licensed Technology Controlled by IGM: (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States (or any agency thereof) or the government of any other country; (b) are not a “subject invention” as that term is described in 35 U.S.C. §201(e); (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§200-212, as amended, or any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401; and (d) to IGM’s Knowledge, are not the subject of any licenses, options or other rights of any Governmental Authority, within or outside the United States; in the case of clauses (b) or (c), or similar obligations or restrictions under the Applicable Law of any other country.

12.2.8 Third Party Agreements or Other Restrictions. There are no exclusivity provisions or any other restrictions in any agreement between IGM or its Affiliates, on the one hand, and any Third Party, on the other hand, that would limit Sanofi’s ability to exercise the rights and licenses granted by IGM under this Agreement to Sanofi to Exploit the Licensed Compounds or Licensed Products, in each case, in accordance with the terms of this Agreement. Neither IGM nor any of its Affiliates are delinquent in any payment obligations to any Third Party, or engaged in any dispute with any Third Party, that would limit Sanofi’s ability to Exploit the Licensed Compounds or Licensed Products (including, in each case, any intermediate or component thereof). To the Knowledge of IGM, there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial, or legal, administrative or other proceedings, or governmental investigations pending or, to the Knowledge of IGM, threatened against IGM or its Affiliates which could reasonably be expected to adversely affect or restrict the ability of IGM to consummate or perform its obligations under this Agreement, or which would materially adversely affect the IGM Licensed Technology (other than in connection with the Prosecution and Maintenance of the IGM Licensed Patents), IGM’s Control thereof, the Licensed Compounds or the Licensed Products.

12.2.9 Litigation and Disputes. To IGM’s Knowledge, there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial, or legal, administrative, or other proceedings or governmental investigations pending or, to the Knowledge of IGM, threatened against IGM, [***]. To IGM’s Knowledge, there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial, or legal, administrative, or other proceedings or governmental investigations pending or, to the Knowledge of IGM, threatened against IGM, [***].

12.2.10 Data Room Information. All non-public information of IGM pertaining to the IGM Licensed Technology, Licensed Compounds and Licensed Products within IGM’s Control and that is [***] to the Exploitation of Investigational Compounds, Licensed Compounds or Licensed Products in accordance with this Agreement has been included in the electronic data room made available to Sanofi or particular representatives of Sanofi (or to the extent the Parties expressly agreed in writing that in lieu of placing such information in the dataroom, such information was provided to a particular representative of Sanofi) by IGM by no later than 11:59pm Pacific Time on Thursday, March 24, 2022, and, to the Knowledge of IGM, such information contained in such data room [***].

12.2.11 CFIUS. IGM has conducted an assessment and determined that none of IGM or any subsidiary of IGM, whether wholly or partially owned: (a) produce, design, test, manufacture, fabricate or develop “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) perform the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment critical infrastructure; or (c) to its Knowledge, maintain or collect, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241; and, therefore, in turn, to its Knowledge, is not a “TID U.S. business” within the meaning of 31 C.F.R. § 800.248.

12.3 Representations and Warranties of Sanofi. Sanofi hereby represents and warrants to IGM except as set forth on Schedule 12.3 (Exceptions to Representations and Warranties of Sanofi), [***] that there are [***].

12.4 Closing Conditions. The obligations of each Party to consummate this Agreement is subject to the fulfillment, or, to the extent permitted by Applicable Law, waiver by such Party, of each of the following conditions (collectively, the “Closing Conditions”):

12.4.1 Representations & Warranties. [***] (a) [***] (b) [***].

12.4.2 Antitrust Filing. All actions by (including any authorization, consent or approval), in respect of (including notice to), or filings with, any Governmental Authority or other Person that are required to be obtained pursuant to Section 15.2 (Filings) to consummate this Agreement (including any HSR/Antitrust Filing) will have been obtained or made, in a manner reasonably satisfactory in form and substance to such Party, and no such authorization, consent or approval will have been revoked; in each case, as of the Effective Date.

12.4.3 No Material Adverse Event. No Material Adverse Event shall have occurred or arisen since the Execution Date and prior to the Effective Date.

12.5 Mutual Covenants. Each Party hereby covenants to the other Party that during the Term: (a) such Party and its Affiliates will perform its activities pursuant to this Agreement (including without limitation each Approved Plan) and each Ancillary Agreement in material compliance (and will ensure compliance by any of its subcontractors) with all Applicable Law, including, to the extent applicable, FCPA, GCP, GLP and GMP and in accordance with good scientific, clinical and manufacturing practices and applicable industry ethical codes; (b) will not employ, or otherwise use in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to the performance of activities hereunder; (c) [***] (d) [***]; and (e) subject to ARTICLE 15 (Government Approvals), such Party will obtain or maintain all permits, licenses, registrations and other forms of authorizations and approvals from any Governmental Authority, necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement or any Ancillary Agreement and to perform its obligations hereunder and thereunder in a manner which complies with all Applicable Law. Each Party shall perform all of its obligations and maintain without waiver all of its rights under each Collaboration In-License to which it is a party, except for any such obligations as are to be performed by the other Party pursuant to this Agreement or are otherwise released in writing by the applicable Third Party licensor in respect of any such Collaboration In-License. Each Party that is a party to a Collaboration In-License shall provide the other Party with reasonable advance notice prior to exercising any right or enforcing any obligation, or electing to forego such exercise or enforcement, under such Collaboration In-License, in each case, that could reasonably be expected to adversely affect in a material respect the rights (sub)licensed by such Party to the other Party under this Agreement. No Party that is a party to a Collaboration In-License shall amend, modify, or terminate such Collaboration In-License (or provide notice of any of the foregoing) in such manner as would reasonably be expected to adversely affect the rights (sub)licensed by such Party to the other Party under this Agreement without such other Party’s prior written consent. Each Party that is a party to a Collaboration In-License shall notify the other Party if any party to such Collaboration In-License alleges that such Party has materially breached such Collaboration In-License.

12.6 FCPA Matters. Each Party hereby covenants to the other Party that during the Term:

12.6.1 It is familiar with the provisions and restrictions contained in the OECD Convention and FCPA and it has adopted and maintains an FCPA policy; and

12.6.2 Its and its Affiliates’ employees will not, and it will use reasonable efforts to cause its contracts to not, in connection with the performance of their respective obligations under this Agreement or any Ancillary Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a Public Official or Entity or other Person for purpose of improperly obtaining or retaining business for or with, or directing business to, any Person, including either Party (it being understood that such Party, and to its Knowledge, its and its Affiliates’ employees and contractors, has not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a Public Official or Entity or any other person in connection with the performance of such Party’s obligations under this Agreement or any Ancillary Agreement, and will not, directly or indirectly, engage in any of the foregoing).

12.7 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR ANY ANCILLARY AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT OR ANY ANCILLARY AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE AND NON-INFRINGEMENT OF ANY THIRD PARTY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT. WITHOUT LIMITING THE FOREGOING, THE PARTIES AGREE THAT THE NET SALES LEVELS SET FORTH IN THIS AGREEMENT OR THAT HAVE OTHERWISE BEEN DISCUSSED BY THE PARTIES ARE MERELY INTENDED TO DEFINE THE ROYALTY OBLIGATIONS IF SUCH NET SALES LEVELS ARE ACHIEVED. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY ADVANCE ANY LICENSED PRODUCT OR DEVELOP, ACHIEVE REGULATORY APPROVAL FOR, MANUFACTURE OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT ANY PARTICULAR SALES LEVEL OR PROFIT OF SUCH LICENSED PRODUCT WILL BE ACHIEVED.

ARTICLE 13

INDEMNIFICATION; INSURANCE

13.1 Indemnification.

13.1.1 Indemnification by Sanofi. Sanofi will indemnify, defend and hold harmless IGM, its Affiliates and its and their respective directors, officers, employees, agents, successors, assigns and Sublicensees (each, an “IGM Indemnitee”) from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a) Except as otherwise provided in Section 13.1.2 (b) (Indemnification by IGM), the Exploitation of Licensed Compounds or Licensed Products by or under the authority of Sanofi, its Affiliates or its or their Sublicensees;

(b) the gross negligence, recklessness or willful misconduct of Sanofi or any Sanofi Indemnitee in connection with Sanofi’s performance of its obligations under this Agreement or any Ancillary Agreement; or

(c) any breach by Sanofi of any of its representations, warranties, covenants, agreements or obligations under this Agreement or any Ancillary Agreement;

provided, however, that, in the cases of clause (a), clause (b), and clause (c), such indemnity will not apply to the extent IGM has an indemnification obligation pursuant to clause (a), clause (c), clause (d) , or clause (e) of Section 13.1.2 (Indemnification by IGM) for such Damages.

13.1.2 Indemnification by IGM. IGM will indemnify, defend and hold harmless Sanofi, its Affiliates and its and their respective directors, officers, employees, agents, successors, assigns and Sublicensees (each, a “Sanofi Indemnitee”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a) any Manufacture of Licensed Products or Licensed Compounds conducted by or on behalf of IGM, its Affiliates or its or their Sublicensees under this Agreement or any Ancillary Agreement;

(b) the Exploitation of Terminated Products by or under the authority of IGM, its Affiliates or its or their sublicensees (other than Sanofi or its Affiliates or its or their Sublicensees);

(c) [***]

(d) the gross negligence, recklessness or willful misconduct of IGM or any IGM Indemnitee in connection with IGM’s performance of its obligations under this Agreement or any Ancillary Agreement; or

(e) any breach by IGM of any of its representations, warranties, covenants, agreements or obligations under this Agreement or any Ancillary Agreement;

provided, however, that, in the cases of clause (a), clause (b), clause (c), clause (d), and clause (e), such indemnity will not apply to the extent Sanofi has an indemnification obligation pursuant to clause (b) or clause (c) of Section 13.1.1 (Indemnification by Sanofi) for such Damages.

13.2 Procedure.

13.2.1 Notice. If an IGM Indemnitee or Sanofi Indemnitee is seeking indemnification under Section 13.1.1 (Indemnification by Sanofi) or Section 13.1.2 (Indemnification by IGM), the applicable Party (the “Indemnitee”) will inform the other Party (the “Indemnitor”) of the Third Party Claim giving rise to the obligation to indemnify pursuant to Section 13.1.1 (Indemnification by Sanofi) or Section 13.1.2 (Indemnification by IGM), as applicable, as soon as reasonably practicable after receiving notice of the Third Party Claim (an “Indemnification Claim Notice”); provided that any delay or failure to provide such notice will not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 13.1.1 (Indemnification by Sanofi) or Section 13.1.2 (Indemnification by IGM), as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant Third Party Claims.

13.2.2 Control of Defense. The Indemnitor will have the right, upon written notice given to the Indemnitee within [***] (and, where the Indemnitor is IGM, subject to receipt of Sanofi’s prior written consent [***]), to assume the defense of any such Third Party Claim for which the Indemnitee is seeking indemnification pursuant to Section 13.1.1 (Indemnification by Sanofi) or Section 13.1.2 (Indemnification by IGM), as applicable. The Indemnitee will cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense. The Indemnitee will have the right to participate, at its own expense and with counsel of its choice, in the defense of any Third Party Claim that has been assumed by the Indemnitor.

13.2.3 Settlements; No Presumption of Liability. The Indemnitor will not settle any Third Party Claim [***]. The assumption of the defense of a Third Party Claim by the Indemnitor will not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Third Party Claim, nor will it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Third Party Claim, the Indemnitee will reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Damages incurred by the Indemnitor in its defense of the Third Party Claim.

13.2.4 Separate Defenses; Cooperation. If the Parties cannot agree as to the application of Section 13.1.1 (Indemnification by Sanofi) or Section 13.1.2 (Indemnification by IGM), as applicable, to any Third Party Claim, pending the resolution of the Dispute pursuant to Section 16.6 (Choice of Law; Dispute Resolution), the Parties may conduct separate defenses of such Third Party Claim, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 13.1.1 (Indemnification by Sanofi) or Section 13.1.2 (Indemnification by IGM), as applicable, upon resolution of the underlying Third Party Claim. In each case, the Indemnitee will reasonably cooperate with the Indemnitor and will make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information will be subject to ARTICLE 11 (Confidentiality).

13.3 Product Liability Sharing in the Profit/Loss Share Territory. Each Party will bear [***] of all Damages arising from Third Party Claims that are [***]: (a) the Commercialization of a Licensed Product Directed To an Oncology Collaboration Target in the Profit/Loss Share Territory or (b) the Cost-Share Development Activities, or the Manufacture of such a Licensed Product in support of such Commercialization or such Cost-Share Development Activities, and if applicable, [***], provided that the foregoing shall not include Damages of a Party or its Affiliate: (i) [***], (ii) [***].

13.4 Insurance.

13.4.1 Insurance Maintained by Each Party. During the Term and for a period of [***] thereafter, each Party will have and maintain in full force and effect, at its own expense, insurance coverage (with a Third Party insurance company with a [***] to consist of or equal to:

(a) Commercial general liability insurance (including product liability coverage and completed operations liability coverage and covering bodily injury and property damage) with limits of liability not less [***] per occurrence and in the general aggregate (which requirement can be satisfied in combination of umbrella insurance);

(b) Statutory workers’ compensation insurance in compliance with Applicable Law (including the local law requirements of the state or jurisdiction in which the work is to be performed); and

(c) Employer’s liability insurance with limits of liability not less than [***] per occurrence and [***] in the aggregate.

For the avoidance of doubt, none of the coverage under this section shall serve to limit or expand the Parties’ indemnification obligations or other liability under this Agreement or any Ancillary Agreement. [***] each Party shall furnish one or more certificates from its brokers evidencing that the coverage required by this Section 13.4 (Insurance) is in full force and effect in compliance with the provisions of this Section 13.4 (Insurance). Each such certificate shall state the relevant policy number(s), date(s) of expiration and required limits of coverage. In addition, [***].

13.5 Limitation of Liability. NEITHER IGM NOR SANOFI, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY ANCILLARY AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 13.5 (LIMITATION OF LIABILITY) IS INTENDED TO OR WILL LIMIT OR RESTRICT: (A) [***]; (B) [***]; (C) [***].

ARTICLE 14

TERM AND TERMINATION

14.1 Term; Expiration. The term of this Agreement (the “Term”) will commence on the Effective Date and (subject to earlier termination in accordance with this ARTICLE 14 (Term and Termination)) will expire, on a Licensed Product-by-Licensed Product basis, on the later of the expiration of the applicable Royalty Term and applicable Profit/Loss Share Term; provided that in the event of a Target Failure Date with respect to a Collaboration Target, such Collaboration Target (and, for clarity, not with respect to any Substitute Target) shall be deemed a Terminated Target on such Target Failure Date. Upon the expiration of the Royalty Term or Profit/Loss Share Term with respect to a Licensed Product in a country, the grant of rights to Sanofi for such Licensed Product as set forth in Section 2.1.1 (Licensed Compound License Grant to Sanofi) will become fully paid-up, perpetual, irrevocable, non-exclusive and royalty-free in such country.

14.2 Opt-Out Right.

14.2.1 Opt-Out Exercise. On a Oncology Collaboration Target-by-Oncology Collaboration Target basis, effective as of anytime on or after [***], IGM shall have the right to elect to opt-out of the entirety of its Development obligations with respect to such Collaboration Target [***] and its right to receive or obligation to pay, as applicable, any portion of the Profit/Loss Share under this Agreement with respect to such Collaboration Target (the “Opt-Out”), by providing [***] (the “Opt-Out Notice”, and such period the “Opt-Out Notice Period”) to Sanofi. Any Opt-Out Notice shall include the date on which the Opt-Out will be effective (the

“Opt-Out Effective Date”); provided [***]. In the event of any deemed Opt-Out pursuant to clause (a) or (b) of Section 14.9 (Remedy In Lieu of Termination) or Section 14.11 (Change of Control) with respect to an Immunology Collaboration Target, the effects of such deemed Opt-Out shall occur as if such Immunology Collaboration Target were an Oncology Collaboration Target [***]; provided further that, for clarity, on and after the Opt-Out Effective Date for any deemed Opt-Out for an Immunology Collaboration Target or, subject to [***], a Licensed Product Directed To the same, Sanofi shall continue to pay to IGM Milestone Payments and Royalties with respect to the foregoing in accordance with Sections 9.3 (Milestones For Immunology Collaboration Targets) and 9.5.2 (Royalty Rates for Immunology Collaboration Targets), respectively.

14.2.2 Effects of Opt-Out Notice.

(a) During the Opt-Out Notice Period for an Opt-Out for an Oncology Collaboration Target and thereafter, IGM will continue to fund and conduct or have conducted Development activities in accordance with the applicable Global Development Plan for the Oncology Collaboration Target subject to Opt-Out, solely with respect to such Development activities that (i) [***] and (ii) [***].

(b) As of the Opt-Out Effective Date for an Opt-Out for an Oncology Collaboration Target and thereafter, the Profit/Loss Share Territory shall cease to exist with respect to the applicable Licensed Product(s) and the countries included therein shall thereafter (including following the Opt-Out Effective Date) be included in the Royalty Territory with respect to the applicable Licensed Product(s), and from and after such Opt-Out Effective Date, Sanofi shall pay to IGM Royalties on Net Sales of such Licensed Products in such countries (i.e., countries that were previously included in the profit/Loss Share Territory) in lieu of the Profit/Loss Share and otherwise in accordance with Section 9.5 (Royalties); provided, that the Royalty Rates set forth in Section 9.5.1 (Royalty Rates for Oncology Targets) with respect to Royalties payable on Net Sales of the applicable Licensed Product(s) in such countries shall be deemed replaced with the following Royalty Rates:

No.	Annual Net Sales for [***] in a given Calendar Year	Royalty Rate if such Opt-Out Effective Date is:

		[***] accruing	[***] and prior to [***]	After [***] and prior to [***] (whichever is earlier)	After [***] (whichever is earlier)
(1)	Portion of Annual Net Sales in the Territory of [***] in a given Calendar Year [***]	[***]%	[***]%	[***]%	See below*
(2)	Portion of Annual Net Sales in the Territory of [***] in a given Calendar Year [***]	[***]%	[***]%	[***]%
(3)	Portion of Annual Net Sales in the Territory of [***] in a given Calendar Year	[***]%	[***]%	[***]%
(4)	Portion of Annual Net Sales in the Territory [***] in a given Calendar Year [***]	[***]%	[***]%	[***]%

* Notwithstanding the foregoing in this Section 14.2.2(b), if such Opt-Out Effective Date is after [***], whichever is earlier, Sanofi shall [***]; provided, that the Parties shall [***]

Notwithstanding the foregoing provisions [***] to the contrary, [***] pursuant to this Section 14.2.2(b) shall be [***] in the calculation [***] under the Collaboration [***].

(c) As of the Opt-Out Effective Date for an Opt-Out for an Oncology Collaboration Target and thereafter, subject to the terms and conditions of this Agreement, and in lieu of the Milestone Events and Milestone Payments set forth in Section 9.2 (Development & Regulatory Milestones) that would otherwise be payable with respect to such Collaboration Target, Sanofi will pay the applicable amount set forth in the table below in this Section 14.2.2(c) [***] by IGM or Sanofi, or their Affiliates or Sublicensees of each milestone event described below [***] for the applicable Collaboration Target under this Agreement to achieve such stage of development or commercialization (each event described in (1)-(6) in the table below, an “[***],” and each respective payment, an “[***]”):

No.	[***] for a [***]	[***]
(1)	[***]	$[***]
(2)	[***]	$[***]
(3)	[***]	$[***]
(4)	[***]	$[***]
(5)	[***]	$[***]
(6)	[***]	$[***]
(7)	[***]	$[***]
(8)	[***]	$[***]
(9)	[***]	$[***]

Notwithstanding the foregoing, [***].

Further, without limiting the foregoing, [***] (i) [***] (ii) [***] (b)(1) [***] (2) [***] 1 [***] 2 [***]

(d) On or after the date of Opt-Out Notice for an Oncology Collaboration Target, with respect to the applicable Licensed Products, if [***] is [***], Sanofi shall have the right by written notice to [***]

14.2.3 Effects of Opt-Out. Effective as of any Opt-Out Effective Date for a particular Oncology Collaboration Target, on an Oncology Collaboration Target-by-Oncology Collaboration Target basis:

(a) Expiration or Termination of Rights and Obligations. All rights and obligations of IGM under this Agreement with respect to [***] shall cease except as otherwise set forth in this Section 14.2.3 (Effects of Opt-Out), but, for clarity, such Opt-Out shall not affect the Parties’ rights and obligations under this Agreement with respect to other Collaboration Targets for which IGM has not exercised an Opt-Out. Notwithstanding the foregoing, all rights and obligations of IGM under this Agreement or any Ancillary Agreement with respect to Manufacture of the applicable Licensed Compound(s), Licensed Product(s) and Investigational Compound(s) (including, subject to the terms and conditions of this Agreement, any licenses granted by Sanofi hereunder) shall remain in effect (provided that [***] all in accordance with the terms hereunder and thereunder.

(b) Sanofi’s Rights. Sanofi, consistent with and subject to the remaining terms and conditions of this Agreement, shall: (i) [***]; provided, for clarity, [***]; and (ii) [***].

(c) Disbandment of Committees. All authority of the Committees, Subcommittees and working groups will terminate with respect to the applicable Oncology Collaboration Target, and shall disband if an Opt-Out Effective Date has occurred with respect to all Collaboration Targets that have not been terminated pursuant to Article 14 (Term and Termination), including Section 14.3 (Termination for Material Breach), Section 14.5 (Termination for Material Safety Event), or Section 14.6 (Sanofi Termination at Will); provided that [***].

(d) Confidential Information. IGM agrees that it remains responsible to comply with Section 11.6 (Return or Destruction of Confidential Information) with regard to the return or destruction of Sanofi’s Confidential Information pertaining to the applicable Collaboration Target as if the Opt-Out Effective Date were the applicable effective date of termination this Agreement. In addition, all reporting obligations of Sanofi to a Committee hereunder with respect to Research, Development and Commercialization of the applicable Licensed Compounds and Licensed Products shall, as of the Opt-Out Effective Date, [***]

(e) Regulatory Approvals and Regulatory Materials. If the First Regulatory Responsibility Transfer Date for the applicable Oncology Collaboration Target has not yet occurred, such Opt-Out Effective Date shall be deemed the First Regulatory Responsibility Transfer Date with respect to such Collaboration Target for purposes of ARTICLE 5 (Regulatory), and Sanofi shall thereafter be deemed the Regulatory Lead for the Licensed Compounds and Licensed Products Directed To such Collaboration Target.

(f) Transition Plan. IGM shall provide Sanofi [***] assistance in transitioning IGM’s Research and Development activities under the Agreement or any Ancillary Agreement for the applicable Licensed Compound(s) and Licensed Product(s) from IGM to Sanofi or Sanofi’s designee (in each case, other than any Manufacturing activities, subject to Section 14.2.2(d)). Without limitation to the foregoing, upon written request from Sanofi to IGM provided during the Opt-Out Notice Period, the Parties will [***].

(g) Exclusivity. In accordance with Section 1.99 (Exclusivity Period), Section 2.5 (Exclusivity) will apply to IGM and Sanofi with respect to the applicable Oncology Collaboration Target for [***].

(h) [***].

14.3 Termination for Material Breach.

14.3.1 Material Breach. This Agreement may be terminated in its entirety or, subject to the remainder of this Section 14.3.1, in part on a Licensed Product-by-Licensed Product or country-by-country basis, for a material breach of this Agreement by the other Party upon written notice to the breaching Party if the breaching Party has not cured such material breach within [***]) after the date of written notice to the breaching Party of such breach (which notice will describe such material breach in reasonable detail and will state the non-breaching Party’s intention to terminate this Agreement, in its entirety or in part) ([***], the “Cure Period”); provided that [***].

14.3.2 Termination by IGM for [***]. If at any time: (a) [***] (b) [***] of (a)(i,) (a)(ii) and (b), a “[***] Event”), then Sanofi shall promptly notify IGM in writing upon such [***] Event having occurred and whether such [***] Event is, (A) [***] (B) a [***] (C) [***] (D [***] or (E) [***]. Additionally, as IGM, [***], may reasonably request for Sanofi to notify IGM whether there has been any occurrence of a [***] Event or [***] Event Exclusion, Sanofi shall respond to such request within [***]. If there has been a [***] Event [***], then IGM may terminate this Agreement with respect [***] upon written notice to Sanofi. For clarity, IGM shall not have the right to terminate this Agreement in its entirety pursuant to this Section 14.3.2 (Termination by IGM for [***]).

14.3.3 Disagreement as to Material Breach or [***] Event. Notwithstanding Section 14.3.1 (Material Breach), Section 14.3.2 (Termination by IGM for [***]) or Section 14.9 (Remedy in Lieu of Termination or for Related Step-In Triggers), if the Parties in good faith disagree as to whether there has been a material breach of this Agreement or a [***] Event or [***] Event Exclusion, respectively, then: (a) the Party that disputes such matter may contest the allegation by referring such matter, within the Cure Period, [***] Cure Period, as applicable, for resolution in accordance with Section 16.6 (Choice of Law; Dispute Resolution); (b) [***] and (c) [***]

14.3.4 Termination of One or More Licensed Product(s). In the event of any termination of this Agreement under Section 14.3.1 (Termination for Material Breach), 14.5 (Termination for Material Safety Event) or 14.6 (Sanofi Termination at Will) with respect [***]: (a) Sanofi shall notify IGM within [***] of the effective date of termination whether Sanofi desires to abandon its rights under this Agreement with respect [***], as applicable [***] , [***] under Section 14.6 (Sanofi Termination at Will) of this Agreement [***] in accordance with such termination.

14.4 Termination for Bankruptcy.

14.4.1 Termination Right. In the event that either Party: (a) files for protection under the United States Bankruptcy Code (the “Code”) or any similar bankruptcy or insolvency law foreign or domestic that is not discharged within [***], (b) makes an assignment for the benefit of, or an arrangement or composition generally with, its creditors, (c) appoints an examiner or of a receiver or trustee over all or substantially all of its property or suffers the appointment of such party that is not discharged within [***], (d) is a party and subject to any dissolution, liquidation or winding up, or (e) has a petition filed against it under the Code or any similar bankruptcy or insolvency law that is not discharged or dismissed within [***], or (f) admits in writing to its creditors that it is actually insolvent (i.e., it has an inability generally to meet its debt obligations as they fall due in the ordinary course) (each, a “Bankruptcy Event”), then the other Party may terminate this Agreement (and all Ancillary Agreements) in its entirety effective immediately upon writing notice to such Party.

14.4.2 Section 365(n) Rights. For purposes of Section 365(n) of the Code and any similar law, foreign or domestic, all rights and licenses granted under or pursuant to any Section of this Agreement are rights to “intellectual property” (as defined in Section 101(35A) of the Code) and any similar laws in any other country. The Parties agree that the licensee of such rights under this Agreement will retain and may fully exercise all of its protections, rights and elections under the Code and any similar laws in any other country. Each Party hereby acknowledges that copies of research data, laboratory samples, product samples and inventory, formulas, laboratory notes and notebooks, pre-clinical research data and results, tangible Know-How and rights of reference, in each case that are within the scope of intellectual property licensed to the non-debtor Party under this Agreement, and constitute “embodiments” of such intellectual property pursuant to Section 365(n) of the Code. The Parties agree that in the event of the commencement of a bankruptcy proceeding by or against a licensor (i.e., the debtor Party) under the Code or any analogous provisions in any other country or jurisdiction, the licensee shall, to the extent provided in the Code or such applicable analogous provision, be entitled to a complete duplicate of (or complete access to, as appropriate) all such intellectual property, including all embodiments of such intellectual property ([***]), which, if not already in licensee’s possession, shall be promptly delivered to it upon written request (a) upon commencement of a qualifying bankruptcy proceeding, unless licensor continues to perform all of its obligations under this Agreement, or if not delivered pursuant to clause (a) above because licensor continues to perform, upon the rejection of this Agreement by or on behalf of licensor and licensee’s election under Section 365(n)(1)(B) to retain its rights under this Agreement (and any supplemental agreement) to such intellectual property and any embodiment thereof. The provisions of this Section 14.4.2 (Section 365(n) Rights) are without prejudice to any rights the non-subject Party may have arising under the Code, laws of other jurisdictions governing insolvency and bankruptcy or other Applicable Law. The Parties agree that they intend the following rights to extend to the maximum extent permitted by law, including for purposes of the Code and any similar laws in any other country: (x) the right of access to any intellectual property (including all embodiments thereof) of the licensor, or any Third Party with whom the licensor contracts to perform an obligation of such licensor under this Agreement which is necessary for the Development, Manufacture or Commercialization of a Licensed Product and licensed under this Agreement; (y) the right to contract directly with any Third Party described in (x) to complete the contracted work and (z) the right to cure any breach of or default under any such agreement with a Third Party and set off the costs thereof against amounts payable to such licensor under this Agreement.

14.5 Termination for Material Safety Event. Each Party will have the right to terminate this Agreement (and all Ancillary Agreements) in its entirety or in part on a Collaboration Target-by-Collaboration Target or Licensed Product-by-Licensed Product basis, upon [***] notice to the other Party (“Safety Review Period”), if the Sanofi Safety Review Committee or the IGM Safety Review Committee, as applicable, [***], in accordance with the [***], cessation of Development or Commercialization of [***] as a result of the occurrence of a Material Safety Event associated with [***]. The terminating Party shall [***]For clarity, any termination pursuant to this Section 14.5 (Termination of Material Safety Event) with respect to one or more Licensed Products shall be subject to Section 14.3.4 (Termination of One or More Licensed Product(s)).

14.6 Sanofi Termination at Will. Sanofi may, at its sole option, with or without cause, terminate this Agreement, (a) on a Collaboration Target-by-Collaboration Target, Immunology Target Construct-by-Immunology Target Construct or country-by-country basis upon not less than: (i) [***] (ii) [***] (b) on an Oncology Collaboration Target-by-Oncology Collaboration Target, Immunology Collaboration Target-by-Immunology Collaboration Target basis or Immunology Target Construct-by-Immunology Target Construct basis, [***] , in the case of [***] with respect to such Oncology Collaboration Target or, in the case of [***], with respect to an Immunology Target Construct for such Immunology Collaboration Target, all upon [***] prior written notice. In the event that [***], upon such [***]). For clarity, any termination pursuant to this Section 14.6 (Sanofi Termination at Will) with respect to one or more Licensed Products shall be subject to Section 14.3.4 (Termination of One or More Licensed Product(s)).

14.7 Termination for [***]. In the event that a Party [***] , the [***] Party may at any time thereafter terminate this Agreement upon a [***] day written notice to the [***] Party; provided that such termination right shall not apply in the case of any [***].

14.8 Termination with respect to HSR/Antitrust Filing. Either Party will have the right to terminate this Agreement in its entirety as provided in Section 15.2 (Filings).

14.9 Remedy in Lieu of Termination for Related Step-In Triggers. In the event that (a) Sanofi provides written notice to IGM that IGM is in material breach of this Agreement with respect to a Collaboration Target(s) and, subject to Section 14.3.3 (Disagreement as to Material Breach, [***] Event), IGM fails to cure such breach during the Cure Period or (b) [***] (each, a “Step-In Trigger”), then following the expiration of any applicable Cure Period, Sanofi may elect by written notice to IGM, at Sanofi’s cost, to step in to assume the relevant [***] as if Sanofi were IGM, as applicable, with respect to the applicable Collaboration Target(s) subject to such material breach [***] (as the case may be) (the “Step-In Activities”), in which case, (i) such written notice shall be deemed IGM’s Opt-Out Notice pursuant to Section 14.2.1 (Opt-Out Exercise) with respect to such Collaboration Target (ii) the date of delivery of such written notice shall be deemed the Opt-Out Effective Date pursuant to Section 14.2.1 (Opt-Out Exercise), (iii) [***]

14.10 Effects of Termination.

14.10.1 Termination of Rights. Upon any termination of this Agreement, all rights and obligations of the Parties under this Agreement (including any licenses granted by a Party hereunder, except as necessary for the other Party to perform its expressly surviving obligations or exercise its expressly surviving rights hereunder) shall cease except as otherwise expressly set forth in this Section 14.10 (Effects of Termination) or Section 14.11 (Surviving Provisions); provided that, in the event that any such termination of this Agreement is limited to one or more Collaboration Targets, Immunology Target Constructs, Licensed Products or countries (each such Collaboration Target, Immunology Target Construct, Licensed Product or countries, for clarity, additionally referred to herein as a Terminated Target, Terminated Construct, Terminated Product, and Terminated Country, respectively), the effects of such termination shall be limited to rights and obligations of the Parties under this Agreement with respect to such terminated Collaboration Targets, Immunology Target Constructs, Licensed Products or countries (including, for clarity, Terminated Products (and in the case of a Terminated Target that was an Immunology Collaboration Target or a Terminated Construct, all Secondary Targets with respect to such Immunology Collaboration Target and Immunology Target Construct, as applicable), and the Parties’ rights and obligations under Section 3.2.3 (Collaboration Target Substitution Right) and, [***], in each case, with respect to such terminated Collaboration Target, Immunology Target Construct, Licensed Product or country), but, for clarity, such termination shall not affect the Parties’ rights and obligations under this Agreement with respect to any other Collaboration Target(s), Immunology Target Constructs, Licensed Products and countries for which this Agreement has not terminated. Sanofi and IGM will, commencing with the date such termination of this Agreement in its entirety becomes effective, have no further obligations under this Agreement and Ancillary Agreements except as expressly set forth in this Section 14.10 (Effects of Termination), Section 14.12 (Surviving Provisions) or the applicable Ancillary Agreement. For avoidance of doubt, in the event this Agreement is terminated: (a) in its entirety, all Collaboration Targets shall be deemed Terminated Targets and all Candidates and Licensed Products containing Candidates shall be deemed Terminated Products, (b) with respect to one or more Collaboration Targets, (i) if as a result of such termination there are no Collaboration Target(s) for which this Agreement has not terminated, this Agreement shall be deemed to have been terminated in its entirety upon such termination and (ii) all Immunology Target Constructs containing such a

Collaboration Target shall be deemed Terminated Constructs, (c) with respect to one or more countries, (i) if as a result of such termination there are no countries in the Territory that are not Terminated Countries, this Agreement shall be deemed to have been terminated in its entirety upon such termination and (ii) in such countries, any and all (A) Collaboration Targets shall be deemed Terminated Targets, (B) Immunology Target Constructs shall be deemed Terminated Constructs and (C) Candidates, Licensed Compounds, Investigational Compounds and Licensed Products shall each be deemed Terminated Products.

14.10.2 Confidential Information. Each Party shall comply with Section 11.6 (Return or Destruction of Confidential Information) with regard to the return or destruction of each Party’s Confidential Information upon expiration or termination of this Agreement.

14.10.3 Termination by Sanofi at Will or by IGM for Material Breach, [***], Bankruptcy or Patent Challenge. Upon termination of this Agreement in its entirety or with respect to a Terminated Target, Terminated Construct, Terminated Product or Terminated Country (as applicable): (a) by Sanofi, in accordance with Section 14.6 (Sanofi Termination at Will) or (b) by IGM, in accordance with Section 14.3 (Termination for Material Breach or [***]), Section 14.4 (Termination for Bankruptcy), or Section 14.7 (Termination for [***]), in addition to the terms of Section 14.10.1 (Termination of Rights), the following provisions shall apply only with respect to any and all Terminated Targets , Terminated Constructs, Terminated Products and Terminated Countries subject to such termination:

(a) the grants of rights by IGM to Sanofi pursuant to Section 2.1.1 (Licensed Compound License Grants to Sanofi) and Section 2.1.2 (Investigational Compound License Grant to Sanofi) with respect to any Terminated Targets, Terminated Constructs, Terminated Products and Terminated Countries will terminate and accordingly, Sanofi, its Affiliates and Sublicensees: (i) will not have any rights to use or exercise any rights under the IGM Licensed Technology with respect to such Terminated Targets, Terminated Constructs, Terminated Products and Terminated Countries, and (ii) shall cease, all Exploitation of such Terminated Targets, Terminated Constructs and Terminated Products; in each case ((i) and (ii)); except as required or permitted under this Section 14.10 (Effects of Termination) or Section 14.11 (Surviving Provisions);

(b) Sanofi and IGM will, commencing with the date such termination becomes effective, have no further obligations under this Agreement and any Ancillary Agreements with respect to any Terminated Target, Terminated Construct, Terminated Product and Terminated Country; in each case, except as expressly set forth in this Section 14.10 (Effects of Termination) or Section 14.11 (Surviving Provisions) or the applicable Ancillary Agreement;

(c) In connection with the Licensed Product Transition Agreement pursuant to Section 14.10.3(h), the Parties will [***] any additional commercially reasonable terms that shall apply to the perpetual, irrevocable, transferrable (pursuant to Section 16.4 (Assignment)) and sublicensable (through multiple tiers) license which shall be further memorialized in such Licensed Product Transition Agreement and which Sanofi shall grant and hereby grants to IGM automatically upon the effective date of such termination, under [***] (a “Reversion License”). [***].

[***]

For clarity, subject to the terms of this Agreement and the Licensed Product Transition Agreement, Sanofi shall retain right to use all such [***] Controlled by Sanofi for any purpose other than with respect to a Terminated Product. IGM shall have the right to terminate all or any portion of the rights granted to it under this subsection (c) or the Licensed Product Transition Agreement, upon written notice to Sanofi. Without limiting the foregoing Reversion License of this Section 14.10.3(c), [***]

A Reversion License with respect to a Terminated Product shall, during the remainder of the applicable Royalty Term (defined, mutatis mutandis, with the Terminated Products in place of the Licensed Products, the Patents under which the Reversion License is granted in place of the Product Patents, and, if a First Commercial Sale has occurred prior to the effective date of termination, the date of First Commercial Sale) be royalty-bearing at the following royalty rates with respect to Net Sales of such Terminated Product: (1) [***]; (2) [***]; (3) [***], (A) if the applicable [***] and (B) if the applicable [***]; and (4) a [***], regardless of whether the applicable [***] . Except solely to the extent expressly provided in this Section 14.10.3(c), each Reversion License is hereby granted on a [***] basis.

(d) [***].

(e) Sanofi shall, to the extent Controlled by Sanofi, transfer to IGM all Regulatory Materials and Regulatory Approvals (and pending such transfer, Sanofi hereby grants to IGM (or its designee) a right of reference to all such Regulatory Materials and Regulatory Approvals for all uses in connection with Terminated Product), all final (or drafts, if final reports are not available) non clinical and clinical study reports and clinical study protocols, Licensed Product Marks, Know-How, and a copy of [***] generated under this Agreement, including [***], in Sanofi’s or its Affiliates’ (or its or their Third Party contractors’) possession and Control related to each Terminated Target and Terminated Product in the Territory (which, for clarity, IGM and its designee shall have the right to use in connection with its Exploitation of the Terminated Products); provided, however, that Sanofi will (i) [***] and (ii) [***] with respect to Terminated Products that were selected as Candidates as of the effective date of such termination (including modified versions thereof that may be generated during the course of further research or Development).

Notwithstanding the foregoing, with respect to any proprietary or sensitive information with respect to any formulation, Manufacturing process or device technology or any active ingredient that is not a Licensed Compound, Sanofi shall have right, in lieu of providing such information to IGM, to provide [***].

(f) As IGM requests, Sanofi shall assign all clinical trial agreements and Third Party contractor agreements exclusively relating to the Terminated Product(s) (including for the Manufacture of the Terminated Product(s)) that are assignable to IGM by Sanofi, [***];

(g) Sanofi shall assign and hereby assigns to IGM all of Sanofi’s right, title and interest in, to and under the Licensed Product Marks, except to the extent that such Licensed Product Marks [***]

(h) IGM and its designee(s) shall, upon transfer or IGM’s receipt, have the right to disclose such Regulatory Materials, Regulatory Approvals, clinical study data and, in connection with the exercise of the applicable Reversion License, with respect to Terminated Product selected as Candidates as of the effective date of such termination (including modified versions thereof that may be generated during the course of further research or Development), any other information disclosed pursuant to Section 14.10.3(e), to: (i) Governmental Authorities to the extent required or desirable to secure government Regulatory Approval for the Development, Manufacture or Commercialization of Terminated Product(s); (ii) Third Parties acting on behalf of IGM, its Affiliates, licensees or sublicensees for or in connection with the Development, Manufacture, or Commercialization of Terminated Product(s), or (iii) Third Parties to the extent reasonably necessary to market, Commercialize or otherwise Exploit the Terminated Product(s); provided that, without limiting any other provision of this Section 14.10.3 (Termination by Sanofi at Will or by IGM for Material Breach, [***], Bankruptcy or [***]) and notwithstanding anything to the contrary in ARTICLE 11 (Confidentiality), as of the effective date of such termination, all [***] specifically relating to the Terminated Product shall be deemed the Confidential Information solely of (and to have been solely disclosed by) IGM;

(i) upon written request from IGM to Sanofi provided within [***]days of the effective date of termination, the Parties will enter into good faith negotiations (for up to [***] days (or such longer period as the Parties may mutually agree)) for, and enter into a, definitive transition services and product transition agreement regarding the following matters to the extent reasonably requested by IGM: (i) [***] (ii) [***] (iii) [***] (iv) [***] (v) [***] with respect to Terminated Products selected as Candidates as of the effective date of such termination (including modified versions thereof that may be generated during the course of further research or Development), and subject to the final paragraph of Section 14.10.3(e); and (vi) such other terms as are reasonable and appropriate to ensure a smooth and orderly transition of the Exploitation of the Terminated Product(s) to IGM (or its designee) in a prompt and expeditious manner and any other transition or assistance mutually agreed upon by the Parties, including, if appropriate, cost reimbursement to Sanofi for providing any such transition or assistance to IGM (collectively, each, a “Licensed Product Transition Agreement”);

(j) notwithstanding the termination of Sanofi’s licenses and other rights under this Agreement or with respect to particular Terminated Product(s) or country(ies), as the case may be, that have received Regulatory Approval prior to the termination date, Sanofi shall have the right for up [***] with respect to each Terminated Product(s) or country(ies) with respect to which such termination applies to sell or otherwise dispose of all such Terminated Product(s) [***]. For the avoidance of doubt, Sanofi shall continue to make payments thereon as provided in Section 9.3 (Profit/Loss Share) and Section 9.5 (Royalties), as if this Agreement had not terminated with respect to such Terminated Product(s) or country(ies); and

(k) Upon IGM’s request: (i) [***] (or the applicable portion thereof), to the extent such agreements are assignable under the terms thereof or Applicable Law, or alternatively, [***]; and (ii) [***]

(l) without limiting any other provision of this Section 14.10.3 (Termination by Sanofi at Will or by IGM for Material Breach, [***], Bankruptcy or [***]), each Party shall use Commercially Reasonable Efforts to effect a smooth and orderly transition of the Development, Manufacture, Commercialization, and other Exploitation of the Terminated Products to IGM (or its designee) in a prompt and expeditious manner.

14.10.4 Effects of Termination by Sanofi for IGM’s Material Breach or Bankruptcy or by either Party for Safety. Upon the termination of this Agreement by Sanofi in its entirety or with respect to a Terminated Target, Terminated Product or Terminated Country, as applicable, pursuant to Section 14.2.3(h) (Termination for Material Breach) or Section 14.4 (Termination for Bankruptcy) (for clarity, only in the event Sanofi does not elect instead to exercise its remedy in lieu of termination pursuant to Section 14.9 (Remedy in Lieu of Termination for Related Step-In Triggers)), or by either Party for safety reasons pursuant to Section 14.5 (Termination for Material Safety Event) in addition to the terms of Section 14.10.1 (Termination of Rights), the following provisions shall apply only with respect to any and all Terminated Targets , Terminated Products and Terminated Countries subject to such termination:

(a) the grants of rights by IGM to Sanofi pursuant to Section 2.1.1 (Licensed Compound License Grants to Sanofi) and Section 2.1.2 (Investigational Compound License Grant to Sanofi) with respect to the Terminated Target, Terminated Product and Terminated Countries will terminate and accordingly, Sanofi, its Affiliates and Sublicensees: (i) will not have any rights to use or exercise any rights under the IGM Licensed Technology with respect to such Terminated Target, Terminated Product and Terminated Country, and (ii) shall cease, all Exploitation of such Terminated Target and Terminated Product; in each case ((i) and (ii)); except as required or permitted under this Section 14.10 (Effects of Termination) or Section 14.11 (Surviving Provisions);

(b) Sanofi and IGM will, commencing with the date such termination becomes effective, have no further obligations under this Agreement and any Ancillary Agreements with respect to the Terminated Target, Terminated Product and Terminated Country; in each case, except as expressly set forth in this Section 14.10 (Effects of Termination) or Section 14.11 (Surviving Provisions) or the applicable Ancillary Agreement; and

(c) notwithstanding the termination of Sanofi’s licenses and other rights under this Agreement or with respect to particular Terminated Product(s) that have received Regulatory Approval prior to the termination date, except in the case of a termination by either Party for safety reasons pursuant to Section 14.5 (Termination for Material Safety Event), Sanofi shall have the right for up to [***] with respect to which such termination applies to sell or otherwise dispose of all such Terminated Product(s) [***]. For the avoidance of doubt, Sanofi shall continue to make payments thereon as provided in Section 9.3 (Profit/Loss Share) and Section 9.5 (Royalties), as if this Agreement had not terminated with respect to such Terminated Product(s).

14.11 Change of Control.

14.11.1 [***] provided, however, that, notwithstanding the foregoing, [***]

14.11.2 [***].

14.12 Surviving Provisions.

14.12.1 Accrued Rights; Remedies. The expiration or termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of either Party prior to such expiration or termination, and any and all damages or remedies (whether at law or in equity) arising from any breach hereunder, each of which will survive expiration or termination of this Agreement. Such expiration or termination will not relieve any Party from obligations that are expressly indicated to survive expiration or termination of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this ARTICLE 14 (Term and Termination) are in addition to any other relief and remedies available to either Party under this Agreement, at law or in equity.

14.12.2 Survival. Without limiting the provisions of Section 14.12.1 (Accrued Rights; Remedies), the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement will survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: Without limiting the provisions of Section 14.12.1 (Accrued Rights; Remedies), the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement will survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: ARTICLE 1 (Definitions); Section 2.1.3 (Non-Exclusive License to IGM Improvements to Sanofi Background IP); Section 2.2.3 (Non-Exclusive License to Sanofi Improvements to IGM Platform IP); Section 2.3.4 (Subcontract Contractual Requirements) (solely with respect to the second sentence thereof); Section 2.4 (Sublicensing) (solely to the extent applicable to the license grants in Sections 2.1.3 and 2.2.3); [***] Section 2.7 (No Implied Licenses); Section 3.9.1 (Information Sharing) (solely the last sentence); Section 3.9.2 (Record Retention) (solely for the period set forth therein); Section 4.6.2 (Record Retention) (solely for the period set forth therein); Section 5.5 (Adverse Event Reporting) (solely: (a) the penultimate sentence, to the extent the applicable Pharmacovigilance Agreement survives and (b) the last sentence); Section 5.6 (Notice of Threatened Action) (solely in the case of [***]); Section 5.7 (Remedial Action) (solely: (a) the last sentence (other than clause (a) thereof) and (b) the first and third sentences solely in the case of [***]); Section 6.6 (Related Agreements) (solely to the extent applicable [***]); Section 6.7 (Confidentiality of Non-Public CMC Information) [***]; ARTICLE 9 (Financial Terms) (subject to the additional limitations on the survival of Section 9.8 below, solely to the extent applicable to any payment: (a) accrued prior to the effective date of termination or (b) accruing on or after the effective date of termination in relation to amount payable, (i)[***] provided further that, without limiting the foregoing, Section 9.8 (Records; Audit Rights) shall survive solely for the period(s) set forth therein with respect to such payments)); Section 10.1 (Ownership); Section 10.2.4 (Joint Patents and Product Patents) (provided that, except in the case of an expiration (but not termination) of this Agreement, IGM shall have the sole right to Prosecute and Maintain Product Patents [***]; Section 10.2.5 (Coordination) (solely with respect to [***]); 10.3 (Enforcement) (solely with respect to Product Patents [***] provided that IGM shall have the sole right to enforce such Product Patents [***] Section 10.5 (Recovery) (solely with respect to [***]); Sections 11.1 through 11.5 (solely with respect to any surviving rights and obligations under the Sections cited therein for a period cited under Section 11.1); Section 11.6 (Return or Destruction of Confidential Information); Section 11.7 (Public Announcements) (last sentence only); Section 11.8 (Publications); Section 11.9 (Use of Names); ARTICLE 13 (Indemnification; Insurance) (with respect to Third Party Claims [***]) and otherwise solely with respect to Third Party Claims based on circumstances, (i) [***] or (ii) [***] and with respect to Section 13.4 (Insurance) solely for the period specified therein); Section 14.4.2 (Section 365(n) Rights); Section 14.10 (Consequences of Termination); this Section 14.12 (Survival); and ARTICLE 16 (Miscellaneous).

If this Agreement is terminated with respect to a given Terminated Product, Terminated Construct, Terminated Target or Terminated Country, but not in its entirety, then following such termination the foregoing provisions of this Agreement in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement shall remain in effect with respect to the Terminated Product(s), Terminated Construct(s), Terminated Target(s) or Terminated Country(s), as applicable (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety or as otherwise necessary for the Parties to exercise their rights with respect thereto) and all provisions not surviving in accordance with the foregoing shall terminate with respect to the Terminated Product(s), Terminated Construct(s), Terminated Target(s) or Terminated Country(s), as applicable, upon the effective date of termination thereof (and, for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to any Collaboration Target, Immunology Target Construct, Licensed Product or country that is not a Terminated Target, Terminated Construct, Terminated Product or Terminated Country, respectively).

ARTICLE 15

GOVERNMENT APPROVALS

15.1 Efforts. Each of IGM and Sanofi will use its commercially reasonable good faith efforts to remove promptly any and all impediments to consummation of the Contemplated Transactions, including obtaining government antitrust clearance, cooperating in good faith with any Governmental Authority investigation, promptly producing any documents and information and providing witness testimony if requested by a Governmental Authority. Notwithstanding anything to the contrary in this Agreement, this Section 15.1 (Efforts) and the term “commercially reasonable good faith efforts” do not require that either Party (i) [***] (ii) [***] (iii) [***] (collectively, an “Antitrust Remedy”).

15.2 Filings. As soon as reasonably practicable following the Execution Date ([***]), each of IGM and Sanofi will prepare and submit to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”) any HSR/Antitrust Filing required of it under the HSR Act and, as soon as practicable, file with the appropriate Governmental Authority any other HSR/Antitrust Filing required of it or advisable under any other Antitrust Law as determined in the reasonable opinion of either Party with respect to the Contemplated Transactions and listed on Schedule 15.2 (Filings). The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR/Antitrust Filing. Each Party shall [***]. In the event that the Parties make an HSR/Antitrust Filing under this Section 15.2 (Filings), this Agreement shall terminate in its entirety, (i) at the election of either Party, immediately upon notice to the other Party, in the event that the FTC, DOJ or other Governmental Authority (x) [***], or (y) [***] or (ii) at the election of either Party, immediately upon notice to the other Party, upon the occurrence of the Outside Date. Notwithstanding anything to the contrary contained herein, except for the terms and conditions of ARTICLE 1 (Definitions), ARTICLE 11 (Confidentiality), this ARTICLE 15 (Government Approvals) and ARTICLE 16 (Miscellaneous), none of the terms and conditions contained in this Agreement shall be effective until the “Effective Date,” which is agreed and understood to mean, subject to the Closing Conditions having been fulfilled or waived in accordance with Section 12.4 (Closing Conditions), the later of (A) if a determination is made pursuant to this Section 15.2 (Filings) that an HSR/Antitrust Filing is not required to be made under any Antitrust Law for this Agreement, the date of such determination, or (B) if a determination is made pursuant to this Section 15.2 (Filings) that an HSR/Antitrust Filing is required to be made under any Antitrust Law for this Agreement, the Antitrust Clearance Date. As used herein: (1) “Antitrust Clearance Date” means [***]; and (2) “HSR/Antitrust Filing” means (x) a filing by IGM and a filing by Sanofi with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act), together with all required documentary attachments thereto or (y) any comparable filing by IGM or Sanofi required under any other Antitrust Law listed on Schedule 15.2 (Filings), in each case ((x) and (y)) with respect to the Contemplated Transactions.

15.3 Information Exchange. Each of IGM and Sanofi will, in connection with the Contemplated Transactions, (a) reasonably cooperate with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry by a Governmental Authority or any proceeding initiated by a private party; (b) keep the other Party and/or its counsel informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other U.S. or other Governmental Authority and of any communication received or given in connection with any proceeding by a private party; and (c) consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other Governmental Authority, give the Parties and/or their counsel the opportunity to attend and participate in such meetings and conferences. IGM and Sanofi, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this ARTICLE 15 (Government Approvals) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (IGM or Sanofi, as the case may be) or its legal counsel.

ARTICLE 16

MISCELLANEOUS

16.1 Severability. If one (1) or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid or unenforceable in any situation in any jurisdiction, such holding will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the void, invalid or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision will be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the void, invalid or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the void, invalid or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is void, invalid or unenforceable, the Parties agree to: (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable; and (b) make a good faith effort to replace any void, invalid or unenforceable term or provision with a valid and enforceable term or provision such that the objectives contemplated by the Parties when entering this Agreement may be realized.

16.2 Notices. Any notice required or permitted to be given by this Agreement will be in writing and in English and will be: (a) delivered by hand or by overnight courier with tracking capabilities; (b) mailed postage prepaid by first class, registered or certified mail; or (c) delivered by email, in each case (a), (b) or (c) addressed as set forth below unless changed by notice so given:

If to Sanofi:

[***]

With copies to:

[***]

If to IGM:

[***]

With copies to:

[***]

Any such notice will be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving Party) on a Business Day or received on a non-Business Day will be deemed to have been received on the next Business Day. A Party may add, delete or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 16.2 (Notices). This Section 16.2 (Notices) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

16.3 Force Majeure. A Party will not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, acts of war, terrorism, civil unrest, hurricane or other inclement weather, embargoes, shortages, epidemics, quarantines, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), or acts, omissions or delays in acting by any Governmental Authority (except to the extent such omission or delay results from the breach by the non-performing Party or any of its Affiliates of its or their Research, Development, Manufacturing or Commercialization obligations under, or any other term or condition of this Agreement). In the case of such a cause: (a) the affected Party will promptly provide written notice to the other Party ([***]); (b) the affected Party will use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and to resume performance in accordance with the terms of this Agreement whenever such causes are removed, and (c) the suspension of performance by the affected Party will be of no greater scope and no longer duration than is necessary under the circumstances. [***]

16.4 Assignment; Effects of Acquisition.

16.4.1 Assignment. Except as provided in this Section 16.4.1 (Assignment), this Agreement may not be assigned, delegated (except as expressly permitted hereunder) or transferred, whether by operation of law or otherwise, nor may any right or obligation hereunder be assigned, delegated (except as expressly permitted hereunder) or transferred, by either Party without the prior written consent of the other Party; provided, however, that (and notwithstanding anything elsewhere in this Agreement to the contrary) either Party may, without such consent, assign this Agreement and all of its rights and obligations hereunder: (a) [***] (b) [***] or (c) [***]. In addition, IGM will have the right, [***]; provided, that [***]. In any event, the assigning Party shall remain responsible for the performance of its obligations hereunder by any assignee that is an Affiliate of such Party. Any attempted assignment not in accordance with this Section 16.4 (Assignment) will be void. The terms of this Agreement shall be binding on, and inure to the benefit of, the permitted successors and assigns of the Parties. In the event that a permitted assignment of this Agreement by a Party increases the Tax liability (including in the form of an increase in withholding Tax) of the other Party or any of its Affiliates over the amount of any Taxes that otherwise would have been payable in the absence of such assignment, the assigning Party will reimburse the other Party for the amount of such increased Tax liability, including any Taxes on amounts payable pursuant to this sentence.

16.4.2 Effects of Acquisition. Know-How and Patents, and any other materials, intellectual property and subject matter, that were owned or controlled by an Acquiring Party prior to the applicable Change of Control of the Acquired Party shall be automatically excluded from the rights licensed or granted by the Acquired Party to the other Party under this Agreement, unless and solely to the extent: (a) [***]; or (b) [***] Further, any Patents and Know-How, and any other materials, intellectual property and subject matter that are developed, made or otherwise controlled by the Acquiring Party following the applicable Change of Control of the Acquired Party shall not be included within the rights licensed or granted by the Acquired Party to the other Party under this Agreement unless, after the consummation of such Change of Control, such Acquired Party or any of its Affiliates uses, develops or invents any such Know-How or Patents, or any such other materials, intellectual property or subject matter, in each case, in the performance of its obligations or exercise of its rights under this Agreement (other than in case of an exercise of rights pursuant to Section 2.1.3, 2.2.3 or 14.10.3); provided, that [***]

16.5 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder will not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof will not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any obligation under or provision of this Agreement will be valid or effective unless in writing and signed by the Parties.

16.6 Choice of Law; Dispute Resolution.

16.6.1 Choice of Law. This Agreement and any Dispute arising from the performance or breach hereof will be governed by and interpreted in accordance with the laws of [***], without giving effect to any choice of law rules. The provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement or any subject matter hereof.

16.6.2 Dispute Escalation. Subject to Section 8.10.2 (JSC Decisions), in the event of an unresolved matter, dispute or issue relating to this Agreement (“Dispute”), the Alliance Manager of the Party claiming that such Dispute exists will give notice in writing (a “Notice of Dispute”) to the other Party of the nature of the Dispute. Within [***] following receipt of a Notice of Dispute, the Executive Officers will meet (including via teleconference) at a mutually agreed upon time and location for discussion and resolution.

16.6.3 Expert Panel.

(a) Any (i) [***], (ii) [***], (iii) (w) [***] or (x) [***] (iv) [***], (v) Dispute as to whether [***] (vi) Dispute with respect to (x) [***] (including [***]), (y) [***] or (z) [***] (vii) [***] or (viii) [***]; and which, in each case of [***], remains unresolved pursuant to Section 8.10.2 (JSC Decisions) and Section 16.6.2 (Dispute Escalation) (each of (i)-(viii), an “Expert Panel Dispute”), shall be determined by an expert panel in accordance with this Section 16.6.3 (Expert Panel). Either Party may, by written notice to the other Party within [***] after failure to resolve the dispute pursuant to Section 16.6.2 (Dispute Escalation), require the specific issue in dispute to be submitted to a panel of experts (“Expert Panel”) in accordance with this Section 16.6.3 (Expert Panel). Such notice shall contain a [***].

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) Notwithstanding anything to the contrary, any [***] that remains unresolved pursuant to Section 16.6.2 (Dispute Escalation) shall be resolved by a binding Expert Panel Dispute proceeding conducted and resolved by the Expert Panel as a “baseball arbitration” proceeding in accordance with the remainder of this Section 16.6.3(f). With respect to such Expert Panel Dispute, notwithstanding anything to the contrary in the rules of the CPR Institute for Dispute Resolution, the Expert Panel may fashion such detailed procedures as the Expert Panel considers appropriate to implement the intent that such Expert Panel Dispute be conducted and resolved in the form a “baseball arbitration” proceeding (including to the extent the arbitrator determines is warranted, an iterative process by which the Parties may submit and revise their positions in response to the other Party’s position, to arrive at final positions of each Party). If so requested by the Expert Panel, each Party shall make one or more oral or written submissions to the Expert Panel in accordance with such procedures; provided that the other Party shall have the right to be present during any oral submissions. In such Expert Panel Dispute, the Expert Panel shall select one of the Party’s final position as its decision, based on what is most reasonable and equitable to the Parties under the circumstances based on the terms of this Agreement and the relevant circumstances, and the Expert Panel shall not have the authority to render any substantive decision other than to so select one Party’s final position as the Expert Panel’s final decision; provided that neither Party may propose, nor may the Expert Panel render, any final decision that conflicts with the terms of this Agreement. For clarity, any Expert Panel Dispute identified in this Section 16.6.3(f) to be resolved by baseball arbitration proceeding shall be resolved in accordance with this Section 16.6.3 (Expert Panel) as modified by this Section 16.6.3(f).

16.6.4 Exclusive Jurisdiction; Venue; Intellectual Property Disputes. Except as otherwise provided in Section 16.6.5 (Equitable Relief), (a) each Party irrevocably submits to the exclusive jurisdiction of (i) the courts of [***], or (ii) [***] (b) [***], and (c) [***]. Each of the Parties agrees that process may be served upon it in the manner specified in Section 16.2 (Notices) and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process. Notwithstanding anything to the contrary, in the event that a Dispute arises with respect to [***], and such Dispute cannot be resolved in accordance with Section 16.6.2 (Dispute Escalation), unless otherwise agreed by the Parties in writing, such Dispute [***].

16.6.5 Equitable Relief. Notwithstanding Section 16.6.2 (Dispute Escalation), nothing contained in this Agreement will in any way limit or preclude a Party from, at any time, seeking or obtaining equitable relief hereunder, whether preliminary or permanent, including a temporary or permanent restraining order, preliminary or permanent injunction, specific performance or any other form of equitable relief, from any United States court of competent jurisdiction if necessary to protect the interests of such Party. Each Party agrees that [***] will cause irreparable damage to the other Party for which recovery of damages would be inadequate, and that such other Party will be entitled to obtain timely injunctive relief with respect to such breach, without the need to show irreparable harm or the inadequacy of monetary damages as a remedy, and without the requirement of having to post bond or other security, as well as any further relief that may be granted by a court of competent jurisdiction.

16.7 Relationship of the Parties. IGM and Sanofi are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute either Party as a partner, agent or joint venturer of the other Party, including for Tax purposes. In any communications (including in oral, written, visual, graphic or electronic form) with any Third Party (including any Governmental Authority), (i) [***] (ii) [***]. The Parties shall file all Tax returns and take all Tax positions in a manner consistent with this Section 16.7 (Relationship of the Parties), unless otherwise required pursuant to a final determination by a Governmental Authority. Neither IGM nor Sanofi, respectively, will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of IGM and Sanofi, respectively, or to bind IGM and Sanofi, respectively, to any contract, agreement or undertaking with any Third Party.

16.8 Fees and Expenses. Except as otherwise specified in this Agreement, each Party will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

16.9 Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder, except to the extent provided for by a Collaboration In-License. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other Person will have any direct right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party, [***].

16.10 Equitable Relief; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties will be entitled to seek equitable relief, whether preliminary or permanent, including a temporary or permanent restraining order, preliminary or permanent injunction, specific performance or any other form of equitable relief from [***], as a remedy for any breach of this Agreement. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or in equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

16.11 Interpretation.

16.11.1 Generally. This Agreement has been diligently reviewed by and negotiated by and between the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption will apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement will not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

16.11.2 Definitions; Interpretation.

(a) The definitions of the terms herein will apply equally to the singular and plural forms of the terms defined and, where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning.

(b) Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms.

(c) The word “will” will be construed to have the same meaning and effect as the word “shall.”

(d) The terms “U.S.” and “United States” will be construed to have the same meaning and mean the United States of America and its territories and possessions.

(e) The terms “including,” “includes,” “include,” “for example,” and “e.g.,” and terms of similar import, will be deemed to be followed by the words “without limitation” and shall not limit the generality of any description preceding such term.

(f) The word “or” will be interpreted to mean “and/or,” unless the context requires otherwise.

(g) The words “hereof,” “herein” and “herewith,” and words of similar import, will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(h) Unless the context requires otherwise or otherwise specifically provided: (i) all references herein to Articles, Sections or Schedules will be construed to refer to Articles, Sections or Schedules of this Agreement; (ii) all references herein to Exhibits will be construed to refer to Exhibits of this Agreement and (iii) reference in any Section to any sub-clauses are references to such sub-clauses of such Section.

(i) Any reference to any Applicable Law herein will be construed as referring to such Applicable Law as from time to time enacted, repealed or amended.

(j) Subject to Section 16.4 (Assignment), any reference herein to any Person will be construed to include the Person’s successors and assigns.

(k) Whenever this Agreement refers to a number of days, unless otherwise specified (including references to Business Days), such number refers to calendar days.

(l) Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following a specified time period after a date will be calculated by excluding the day, Business Day, month or year of such date, as applicable, and including the day, Business Day, month or year of the date on which such period ends.

(m) Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment will be made or action taken on the next Business Day following such day to make such payment or do such act.

(n) The word “consensus” will be interpreted to mean “unanimous agreement” unless the context requires otherwise.

16.11.3 Subsequent Events. Unless the context requires otherwise: (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (b) any reference to any Applicable Law herein will be construed as referring to such Applicable Law as from time to time enacted, repealed or amended; and (c) subject to Section 16.4 (Assignment), any reference herein to any Person will be construed to include the Person’s successors and assigns.

16.11.4 Headings. Headings, captions and the table of contents are for convenience only and will be of no force or effect in the interpretation or construction of this Agreement.

16.11.5 Prior Drafts. No prior draft of this Agreement will be used in the interpretation or construction of this Agreement.

16.12 Further Assurances. Each Party will execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

16.13 Entire Agreement. This Agreement, together with the Schedules and Ancillary Agreements, contain the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, [***].

16.14 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Electronic, facsimile or PDF image signatures shall be treated as original signatures, with the understanding that each Party expressly agrees that such Party shall be bound by its own electronically transmitted signature and shall accept and be bound by the electronically transmitted signature of the other Party (including through the use of eSignature platforms such as DocuSign®). No Party will raise the use of electronic delivery to transmit a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

(Remainder of Page Intentionally Left Blank; Signature Page Follows)

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Execution Date.

IGM BIOSCIENCES, INC.	GENZYME CORPORATION

By:	/s/ Fred M. Schwarzer	By:	/s/ Michael Palladinetti

Name:	Fred M. Schwarzer	Name:	Michael Palladinetti

Title:	Chief Executive Officer	Title:	Global Head of Business Development

Schedule 1.22

Approved Third Party Contractors

Schedule 1.150

IGM Investigational Compound Licensed Know-How

Schedule 1.151

IGM Investigational Compound Licensed Materials

Schedule 1.164

IGM Key Platform Know-How

Schedule 1.165

IGM Key Platform Patents

Schedule 1.218

Manufacturing Technology Transfer

Schedule 1.305

Sanofi Key Background IP

Schedule 1.311

Sanofi Investigational Compound Licensed Know-How

Schedule 1.312

Sanofi Investigational Compound Licensed Materials

Schedule 1.313

Sanofi Investigational Compound Licensed Patents

Schedule 3.2.1

Initial Collaboration Targets

Schedule 3.5.2

Research Plans for Initial Collaboration Targets

Schedule 3.7.1

Lead Candidate Data Package

Schedule 3.7.4

[***]

Schedule 4.3.1(b)

Phase 1a Criteria for Immunology Collaboration Targets

Schedule 6.3.1

Global Manufacturing Plan Elements

Schedule 6.5.1

Essential Manufacturing Know-How

Schedule 9.2.2(a)

Milestone Data Packages for Oncology Collaboration Targets

Schedule 9.3.2(a)

Immunology Milestone Data Package Review

Schedule 11.7

Press Release

Schedule 12.2.1

Exceptions to Representations and Warranties of IGM

Schedule 12.3

Exceptions to Representations and Warranties of Sanofi

Schedule 15.2

Filings